UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

WisdomTree Trust

Currency Strategy, Fixed Income and Alternative Funds

Annual Report

August 31, 2017

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

Fixed Income Funds:

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

(formerly, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

(formerly, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

(formerly, WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund)

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

(formerly, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

(formerly, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund)

Alternative Funds:

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Managed Futures Strategy Fund (WDTI)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance

(unaudited)

Economic Environment

Over the fiscal year ended August 31, 2017, the global economy continued to slowly expand, with some areas of note showing improvements, while others were showing signs of slight sluggishness.

After raising the fed funds rate from a 0% – 0.50% target to a 0.50% – 0.75% target in December of 2016, the U.S. Federal Reserve (Fed) continued its path of raising rates in March and June of 2017, to targets of 0.75% – 1.00% and 1.00% – 1.25%, respectively. In doing so, the Fed continued their intent to “gradually” normalize short term interest rates. Since August 31, 2017, the Fed has announced their intent to begin normalizing their $4.5 trillion balance sheet, with runoffs scheduled to start in October of 2017 and for subsequent quarters. In addition, they indicated one more potential rate hike in 2017 occurring, with the possibility of three rate hikes in 2018.

Calendar year 2017 began with the continuation of the “inflation trade” post-President Trump’s election into office in November of 2016. U.S. equity markets have continued their historical bull run, with a near 18.5% return in the S&P 500 Index since the election and 16.23% for the fiscal year ending August 31, 2017. A combination of global reflation, positive corporate earnings and financials, as well as hopes for deregulation, repatriation, and tax reform have continued to drive markets to all-time highs. Despite a myriad of headlines surrounding economic fears of a recession, geopolitical fears surrounding President Trump, North Korea, and natural disasters, these “Teflon” markets have shrugged off any short-term volatility in stride and have continued to settle at newer highs.

However, as commodity markets began to stabilize running into the end of 2016, crude oil prices have since been largely range-bound between $54 and $42 a barrel through the end of August 2017. The first 7 months of 2017 showed continued downward pressure on prices, with only the last few months showing regained strength.

The U.S. dollar continued its multi-year rally from August 31, 2016 through the end of calendar year 2016, seeing a 6.4% increase. However, what followed for 2017 would be the biggest weakening period for the U.S. dollar in nearly a decade. The Dollar Spot Index ended the fiscal year at 92.7 as of August 31, 2017. This is a nearly 9.3% drop since the beginning of the year (102.2), and as a result, emerging market (EM) assets broadly have seen a sharp and steady rebound throughout most of the year. Much of the EM rally has also not been driven by commodity prices like in years past, but rather improving sectors such as Financials and Technology.

After the June Brexit vote in 2016, global bond yields and stock markets fell as they priced in expectations for slower economic growth in the U.K. and Europe at large. Since then, U.K. and European GDP forecasts and markets have rallied sharply, erasing most of the losses that occurred after the vote. In some cases, these rebounds have surpassed pre-vote levels. While some of this fueled by the weakening U.S. dollar, the European recovery has a handful of catalysts that could help drive markets farther; the unraveling of the “Trump Trade” as we have seen in recent weeks, the market-friendly results in most of the European elections that occurred this year, as well as improved corporate earnings and economic growth.

To conclude, the global outlook largely remains policy and interest rates dependent. Barring any geopolitical crisis, much of the concepts that have driven movements for the first 8 months of 2017 should continue through the end of the year and into next year, hinged on the ideas of improved financials, low and steady U.S. interest rate increases, and the enactment of market-friendly policies.

Foreign Exchange and Fixed Income Markets

In the developed world, Japanese policy makers continue to target policy rates below zero like their European Central Bank (ECB) counterparts. European government bond yields continued to grind lower, with some countries experiencing negative bond yields out

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	1

Management’s Discussion of Funds’ Performance (unaudited) (continued)

through 10 years. ECB President Mario Draghi has not said when or if he will begin to taper off of their Quantitative Easing (QE) program, or if he intends on raising rates in the future, but has indicated his willingness to do what is necessary when the time is right, perhaps learning from his premature announcements and policies of years past. As of August 31, 2017, U.K. 10-year bonds are up fiscal year from 0.64% to 1.03%, German 10-year bonds are up from -0.07% to 0.36%, while Japan 10-year bond yields have been relatively near their 0% pegged yield.

In the U.S., the 10-year treasury yield has experienced some volatility during the fiscal year. The 10-year yield started at 1.58% on August 31, 2016 and ended at 2.44% on December 31, 2016. 10-year treasury yields rose as high as 2.63% following the first rate-hike of 2017, but have been largely in a downward trend since then. The 10-year yield fell to 2.12% by the end of August 2017. U.S. 10-Year – 2 Year spreads have come full circle after starting the fiscal year at 0.77%, widening to as high as 1.36%, and then tightening back to 0.79% at the end of August 2017. With the Fed signaling for a “low and slow” rate hiking cycle, corporate investment grade and high yield spreads tightened. For high yield spreads, they tightened by about 1.12% over the fiscal year (4.90% vs. 3.78%), and were as low as 3.44% in early March 2017. For investment grade spreads, they tightened by about 0.25% (1.35% to 1.10%), which also saw lows of 1.02% in late July and early August of 2017. Similar to last year, yields in emerging market bonds (both sovereign and corporates) fell, resulting in positive performance. Also, locally-denominated EM sovereign debt provided positive returns resulting from declining local bond yields, a weakening U.S. dollar, and EM currency appreciation.

On the currency front, the U.S. dollar has seen sharp declines from its highs in the beginning of 2017, helping to strengthen the Japanese yen and Euro considerably. Japanese yen strengthening can also be contributed by those seeking a safer haven asset from the growing geopolitical risk of the United States, while impactful European elections yielded market favorable outcomes and signs of improving economic outlooks have helped strengthen the Euro. Several risk-off trading sessions propelled the Japanese yen even higher as the currency was viewed as a safe haven asset. Additionally, currencies of heavy commodity exporters such as the Norwegian krone and Canadian dollar have ended the fiscal year positive as China concerns subsided and commodity prices roared back. Along the same previously mentioned ideas, EM and European currencies were among the best performing currencies during the fiscal year. For the fiscal year ended August 31, 2017, the South African rand appreciated 13.29%, the Russian ruble 12.63%, the Polish zloty 9.57% and Czech koruna appreciated 10.50%. After the Trump campaign rhetoric failed to materialize substantive policies, many investors took back increased exposure into the Mexican Peso, as it appreciated 15.9% from the beginning of 2017 to August 31, 2017, and 5.02% during the fiscal year.

Fixed Income and Currency Strategy Funds’ Performance

For the fiscal year ending August 31, 2017, 12 of 13 fixed income and currency strategy funds (excluding funds with less than six months of operating history) had positive performance based on net asset value (NAV).

Currency Strategy Funds

Currency appreciation and income returns were strong drivers of fund performance over the fiscal year, while the currency strategy funds continued to achieve exposure to the applicable currency markets by investing primarily in short-term U.S. money market securities and forward currency contracts.

The WisdomTree Bloomberg U.S. Dollar Bullish Fund returned -2.66% over the fiscal year based on NAV, underperforming its industry reference benchmark, the Bloomberg U.S. Dollar Total Return Index, by 0.11%. Geopolitical concerns contributed to a weakening of the U.S. dollar in 2017, and therefore was a detractor from Fund performance for the fiscal year. The slight underperformance to its industry reference benchmark was primarily due to changes in the value of forward currency contracts and deductions for Fund expenses.

2	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (continued)

For the two single currency funds for the fiscal year, both funds produced total returns based on NAV which exceeded the change in value of the underlying currency (see pages 7 and 8 herein for standardized performance tables for each single currency fund). Of the strongest performing single currency funds, the WisdomTree Brazilian Real Strategy Fund (the “Brazilian Real Strategy Fund”) generated total returns for the fiscal year that were significantly greater than the underlying change in the spot return of the currency. Spot currency returns represent the change in foreign exchange rates versus the U.S. dollar available for immediate delivery. The Brazilian Real Strategy Fund increased 13.01% for the fiscal year based on NAV, outperforming the 2.78% appreciation in the Brazilian real versus the U.S. dollar. The WisdomTree Chinese Yuan Strategy Fund, which returned 4.59% for the fiscal year based on NAV, boosted relative performance versus the Chinese yuan through investments made in both onshore and offshore Chinese yuan forwards, outperforming the spot return of 1.19%

The WisdomTree Emerging Currency Strategy Fund posted a 6.51% return over the fiscal year based on NAV, underperforming its industry reference benchmark, the JP Morgan Emerging Local Markets Index Plus, which returned 7.05%. The Fund’s overweights to the Philippines, Colombia, and Indonesia were the largest contributors to the underperformance as these currencies were among the worst performers over the past year. Overweights to Poland and Chile contributed positively to Fund performance as both were among some of the stronger performing EM currencies over the same period.

Fixed Income Funds

Local Asian bonds performed well relative to local debt of other emerging market countries. The WisdomTree Asia Local Debt Fund returned 1.81% based on NAV for the fiscal year ending August 31, 2017, outperforming its industry reference benchmark, the Markit iBoxx Asian Local Bond Index, by 1.11%. The Fund’s positive returns were most notably attributed to exposure to the Thailand baht, South Korean won, and Singapore dollar. The Fund’s strategic exposure to Australia and New Zealand versus the benchmark were significant. Australia’s currency appreciated 5.72% during the fiscal year, providing an additional positive contributor for the Fund’s return.

The WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (formerly the WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration. For the fiscal year ended August 31, 2017, the Index returned 2.04% versus the Fund’s return of 1.93% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, deductions for Fund expenses and transaction costs. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2017, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period higher than where they began a year ago, but off their highs from the beginning of calendar year 2017. As a result of the overall increase in U.S. Treasury yields, the Fund’s use of derivatives contributed positively to Fund performance during the fiscal year.

The WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (formerly the WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration. For the fiscal year ended August 31, 2017, the Index returned 4.06% versus the Fund’s return of 3.55% based on NAV. The difference between the Index and Fund returns are primarily due to representative sampling, deductions for Fund expenses and transaction costs. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2017, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period higher than where they began a year ago, but off their highs from the beginning of calendar year 2017. As a result of the overall increase in U.S. Treasury yields, the Fund’s use of derivatives contributed positively to the Fund’s performance during the fiscal period.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	3

Management’s Discussion of Funds’ Performance (unaudited) (continued)

The WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (formerly the WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund) seeks to achieve the returns of the Bloomberg Barclays U.S. Aggregate Enhanced Yield Index (the “Index”). The Index uses a rules-based approach to re-weight subcomponents of the Bloomberg Barclays U.S. Aggregate Index (the “U.S. Aggregate Index”) with the aim of earning a higher yield while broadly retaining the risk characteristics of the U.S. Aggregate Index. For the fiscal year ended August 31, 2017, the Fund returned 1.05% based on NAV while the Index returned 1.49%. During the same period, the Fund outperformed the U.S. Aggregate Index (0.49%) by 0.56%. As a result of its overweight to corporate bonds relative to the U.S. Aggregate Index, the Fund benefitted from tightening corporate spreads during the fiscal year. The Fund’s longer duration profile will typically benefit the Fund in falling rate periods, and detract from it in rising rate periods.

The WisdomTree Bloomberg Floating Rate Treasury Fund seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index. For the fiscal year ended August 31, 2017, the Index returned 1.04% versus the Fund’s return of 0.85% based on NAV. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs.

The WisdomTree Emerging Markets Corporate Bond Fund invests in the dollar-denominated debt of emerging market corporate issuers and utilizes the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad as its industry reference benchmark. During the fiscal year, the Fund generated a total return of 5.51% based on NAV, underperforming its industry reference benchmark by about 0.30% which returned 5.81% during the period. Every country exposure within the Fund and the industry reference benchmark had positive total returns for the fiscal year. However, some countries far outperformed others. The Fund’s largest overweight was to Argentina, which was one of the top 5 performers for the fiscal year. The Fund’s underweight to Israel and significant underweight to China were positive contributors to the Fund’s performance. Some of the top detractors to the Fund’s performance relative to the industry reference benchmark were the Fund’s overweights to Russia and Colombia.

The WisdomTree Emerging Markets Local Debt Fund’s return of 8.46% based on NAV for the fiscal year were primarily driven by strong local bond returns, both contributed income and principal returns. Most EM currencies have appreciated, along with a weak U.S. dollar, on the backs of stronger outlooks and improving financials. Despite posting positive returns, the Emerging Market Local Debt Fund underperformed its industry reference benchmark, JP Morgan GBI-EM Global Diversified Index (9.86%) by 1.40%. This relative underperformance was due in large part because of the Fund’s Poland and Mexico underweights relative to the benchmark.

The WisdomTree Interest Rate Hedged High Yield Bond Fund (formerly the WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index. For the fiscal year ending August 31, 2017, the Index returned 9.37% versus the Fund’s return of 7.73% based on NAV. The difference between the Fund and Index returns are primarily due to representative sampling, deductions for Fund expenses and transaction costs. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2017, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period higher than where they began a year ago, but off their highs from the beginning of the calendar year. As a result of net positive capital share transactions in the Fund since the beginning of calendar year 2017 and the overall decline in U.S. Treasury yields during that period, the Fund’s use of derivatives detracted from overall Fund performance during the fiscal year ended August 31, 2017. In addition, high yield securities have outperformed their investment grade counterparts during the fiscal year, thus contributing more to the positive performance.

4	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (concluded)

The WisdomTree Negative Duration High Yield Bond Fund (formerly the WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index. For the fiscal year ended August 31, 2017, the Index returned 12.51% versus the Fund’s return of 10.44% based on NAV. The underperformance is primarily due to representative sampling, deductions for Fund expenses and transaction costs. During the fiscal year, the Fund invested in derivatives, specifically short futures contracts on U.S. Treasury bonds, to hedge against a rise in interest rates. At August 31, 2017, yields on 5-year, 10-year, and 30-year U.S. Treasury bonds all ended the period higher than where they began a year ago, but off their highs from the beginning of the year. As a result of net positive capital share transactions in the Fund since the beginning of calendar year 2017 and the overall decline in U.S. Treasury yields during that period, the Fund’s use of derivatives detracted from overall Fund performance during the fiscal year ended August 31, 2017. In addition, high yield securities have outperformed their investment grade counterparts during this period, thus contributing more to the positive performance.

Alternative Funds

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund posted a 10.52% return based on NAV for the fiscal year ended August 31, 2017, underperforming its industry reference benchmark, the CBOE S&P 500 PutWrite Index (the “Index”), which returned 11.12%. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs.

The WisdomTree Managed Futures Strategy Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Managed Futures Index. For the fiscal year ended August 31, 2017, the Index returned -4.62% versus the Fund’s return of -5.54% based on NAV. The difference between the Index and Fund returns are primarily due to deductions for Fund expenses and transaction costs. Some of the top contributors to the Fund’s performance were its short exposure to copper positions throughout the fiscal year, the Fund’s long exposure to the Euro in the last quarter of the fiscal year, and the Fund’s short exposure to lean hogs futures in the first month of the fiscal year. Some of the top detractors to the Fund’s performance during the fiscal year were various positions in high grade copper and silver, and the Fund’s long exposure to natural gas futures in the first five months of 2017.

Despite the Fed raising interest rates away from zero bound, longer term treasury yields generally fell over the fiscal year ending August 31, 2017. The market continued to grapple with the pace and timing of interest rate hikes in the U.S. At the beginning of 2016, there were expectations of up to 4 rate hikes, and yet the Fed rates rose once in 2016. Since then, the Fed has had 2 rate hikes in 2017, with the expectation of a third later in 2017. Consequently, the U.S. dollar weakened significantly through August 31, 2017. The Euro and British strengthened against the U.S. dollar on the back of overblown fears of Brexit as well as an economic recovery underway in Europe The Japanese yen also had strengthened over the year in large part from a weakening U.S. dollar. Energy markets were significantly negative through the year ended August 31, 2017. As a result, energy investments were a detractor to Fund performance this year. Sugar ended the fiscal year down nearly 25%. Live cattle and lean hog futures were among the worst performing investments. Precious metals like gold and silver have been largely flat during the fiscal year. In the recent months leading up to August 31, 2017, Wheat futures contracts saw a spike up in price, only to come back down into negative performance territory.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	5

Performance Summary (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
U.S. Government Obligations	99.4%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Bill, 0.98%, 9/21/17	51.1%
U.S. Treasury Bill, 0.95%, 9/7/17	48.3%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the ‘‘Fund’’) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the ‘‘Index’’).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.50%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-2.66%	3.36%	2.71%
Fund Market Price Returns	-2.73%	3.33%	2.69%
Bloomberg Dollar Total Return Index	-2.55%	3.76%	3.17%
Bloomberg Dollar Spot Index	-2.94%	3.85%	3.34%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Brazilian Real Strategy Fund (BZF)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
U.S. Government Obligations	87.9%
Other Assets less Liabilities‡	12.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Bill, 0.89%, 9/21/17	44.0%
U.S. Treasury Bill, 0.98%, 12/7/17	43.9%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Brazilian Real Strategy Fund (the ‘‘Fund’’) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real relative to the U.S. dollar. The Brazilian real is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, as amended August 29, 2017, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	13.01%	-0.95%	0.13%	1.50%
Fund Market Price Returns	12.34%	-0.95%	0.17%	1.37%
JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil	13.15%	-0.53%	0.58%	2.41%
Brazilian real	2.78%	-10.74%	-8.40%	-6.65%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	7

Performance Summary (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
U.S. Government Obligations	63.2%
Repurchase Agreement	32.0%
Other Assets less Liabilities‡	4.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Bill, 0.95%, 9/7/17	42.3%
Citigroup, Inc., tri-party repurchase agreement, 1.07%, 9/1/17††	32.0%
U.S. Treasury Bill, 0.98%, 9/21/17	20.9%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Chinese Yuan Strategy Fund (the ‘‘Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	4.59%	0.38%	1.29%	1.35%
Fund Market Price Returns	4.84%	0.47%	1.32%	1.25%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	5.92%	1.86%	2.26%	2.48%
Chinese yuan	1.19%	-2.27%	-0.79%	0.62%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
U.S. Government Obligations	66.9%
Repurchase Agreement	31.6%
Other Assets less Liabilities‡	1.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Bill, 0.98%, 9/21/17	34.6%
U.S. Treasury Bill, 0.95%, 9/7/17	32.3%
Citigroup, Inc., tri-party repurchase agreement, 1.07%, 9/1/17††	31.6%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Emerging Currency Strategy Fund (the ‘‘Fund’’) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘’money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	6.51%	-2.15%	-1.20%	0.66%
Fund Market Price Returns	6.51%	-2.17%	-1.22%	0.55%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	7.05%	-1.15%	-0.20%	1.54%
Equal-Weighted Emerging Currency Composite	7.31%	-1.33%	-0.46%	1.47%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 6, 2009.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	9

Performance Summary (unaudited)

WisdomTree Asia Local Debt Fund (ALD)

Country Breakdown† as of 8/31/17

Country	% of Net Assets
Thailand	12.7%
Australia	12.7%
United States	11.0%
Supranational Bonds	10.4%
Indonesia	10.3%
Singapore	6.2%
Hong Kong	6.1%
Malaysia	6.0%
Philippines	5.8%
South Korea	4.4%
China	3.8%
New Zealand	3.2%
India	1.9%
Other Assets less Liabilities‡	5.5%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/17

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 1.07%, 9/1/17††	11.0%
Queensland Treasury Corp., 6.00%, 7/21/22, Series 22, Reg S	4.3%
South Australian Government Financing Authority, 5.00%, 5/20/21, Series 21	3.7%
Indonesia Treasury Bond, 8.38%, 9/15/26, Series FR56	3.3%
Thailand Government Bond, 1.88%, 6/17/22	3.2%
International Finance Corp., 8.25%, 6/10/21	3.1%
Western Australian Treasury Corp., 5.00%, 7/23/25, Reg S	3.1%
Nordic Investment Bank, 3.50%, 1/30/18	3.0%
Indonesia Treasury Bond, 7.00%, 5/15/22, Series FR61	2.9%
Thailand Government Bond, 3.63%, 6/16/23	2.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Asia Local Debt Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of a broad range of Asian countries.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	1.81%	-0.90%	-0.30%	0.60%
Fund Market Price Returns	1.81%	-0.78%	-0.30%	0.58%
Markit iBoxx Asian Local Bond Index	0.70%	1.44%	1.81%	2.73%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 17, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

(Formerly, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
U.S. Government Obligations	33.6%
U.S. Government Agencies	29.9%
Corporate Bonds	25.3%
Foreign Corporate Bonds	4.3%
Commercial Mortgage-Backed Securities	4.0%
Foreign Government Obligations	1.4%
Municipal Bond	0.8%
U.S. Government Agencies Sold Short	-0.8%
Other Assets less Liabilities‡	1.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Note, 1.63%, 12/31/19	11.1%
U.S. Treasury Note, 1.50%, 8/15/26	4.8%
U.S. Treasury Bond, 2.50%, 5/15/46	4.3%
U.S. Treasury Note, 1.63%, 11/15/22	3.2%
U.S. Treasury Note, 0.88%, 1/15/18	2.3%
U.S. Treasury Bond, 6.88%, 8/15/25	2.3%
U.S. Treasury Note, 3.63%, 2/15/21	1.3%
U.S. Treasury Note, 2.63%, 11/15/20	1.3%
Government National Mortgage Association, 3.50%, 8/20/44	1.3%
Government National Mortgage Association, 3.00%, 12/20/45	1.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the ‘‘Index’’).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.23%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	1.93%	0.53%	0.66%
Fund Market Price Returns	2.14%	0.53%	0.72%
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration	2.04%	1.04%	1.25%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	11

Performance Summary (unaudited)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

(Formerly, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
U.S. Government Obligations	36.3%
U.S. Government Agencies	29.4%
Corporate Bonds	23.7%
Foreign Corporate Bonds	2.7%
Commercial Mortgage-Backed Securities	2.2%
Foreign Government Agencies	1.2%
Foreign Government Obligations	1.1%
Asset-Backed Securities	0.6%
Municipal Bonds	0.6%
Other Assets less Liabilities‡	2.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Note, 1.75%, 9/30/19	4.7%
U.S. Treasury Note, 2.25%, 11/15/25	4.1%
U.S. Treasury Note, 2.00%, 12/31/21	4.1%
U.S. Treasury Note, 1.63%, 12/31/19	3.2%
U.S. Treasury Note, 1.50%, 12/31/18	2.9%
U.S. Treasury Bond, 3.13%, 8/15/44	2.8%
U.S. Treasury Bond, 6.88%, 8/15/25	2.7%
U.S. Treasury Note, 1.38%, 9/30/18	1.8%
U.S. Treasury Note, 1.38%, 4/30/21	1.7%
U.S. Treasury Note, 1.50%, 8/15/26	1.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration (the ‘‘Index’’).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.28%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	3.55%	-1.02%	-2.36%
Fund Market Price Returns	3.80%	-0.98%	-2.24%
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration	4.06%	-0.36%	-1.52%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

(Formerly, WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
Corporate Bonds	41.0%
U.S. Government Agencies	24.9%
U.S. Government Obligations	14.7%
Foreign Corporate Bonds	8.3%
Commercial Mortgage-Backed Securities	6.9%
Foreign Government Obligations	2.6%
Municipal Bonds	0.7%
Foreign Government Agencies	0.1%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Note, 1.50%, 5/31/19	3.0%
U.S. Treasury Note, 2.50%, 8/15/23	2.4%
U.S. Treasury Note, 1.25%, 1/31/19	1.0%
U.S. Treasury Bond, 8.13%, 5/15/21	0.9%
U.S. Treasury Note, 2.00%, 2/28/21	0.9%
Federal National Mortgage Association, 3.50%, 4/1/46	0.8%
U.S. Treasury Note, 2.13%, 1/31/21	0.7%
Federal National Mortgage Association, 3.00%, 10/1/46	0.7%
Federal National Mortgage Association, 3.50%, 12/1/45	0.7%
U.S. Treasury Note, 2.25%, 2/15/27	0.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays U.S. Aggregate Enhanced Yield Index.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s net and gross annual expense ratios were 0.12% and 0.20%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.12% through December 31, 2017, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	1.05%	4.05%
Fund Market Price Returns	1.03%	4.13%
Bloomberg Barclays U.S. Aggregate Enhanced Yield Index	1.49%	4.26%
Bloomberg Barclays U.S. Aggregate Index	0.49%	3.14%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 9, 2015.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	13

Performance Summary (unaudited)

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
Corporate Bonds	63.1%
U.S. Government Obligations	17.9%
Commercial Mortgage-Backed Securities	6.1%
U.S. Government Agencies	5.4%
Foreign Corporate Bonds	3.8%
Foreign Government Obligations	1.4%
Other Assets less Liabilities‡	2.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Note, 1.63%, 8/31/22	9.9%
U.S. Treasury Note, 1.50%, 8/15/20	8.0%
Federal National Mortgage Association, 2.50%, 9/1/32	5.4%
Bank of New York Mellon Corp. (The), 2.05%, 5/3/21	2.0%
American International Group, Inc., 3.30%, 3/1/21	2.0%
CVS Health Corp., 1.90%, 7/20/18	2.0%
AbbVie, Inc., 1.80%, 5/14/18	2.0%
Sysco Corp., 1.90%, 4/1/19	2.0%
Dow Chemical Co. (The), 4.25%, 11/15/20	2.0%
Time Warner, Inc., 4.88%, 3/15/20	2.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index.

The Fund had less than six months of operating history at the end of the reporting period and therefore no comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com.

14	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

Investment Breakdown†

as of 8/31/17

Investment Type	% of Net Assets
U.S. Government Obligations	99.8%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Floating Rate Note, 1.19%, 10/31/18	27.0%
U.S. Treasury Floating Rate Note, 1.16%, 1/31/19	27.0%
U.S. Treasury Floating Rate Note, 1.09%, 4/30/19	27.0%
U.S. Treasury Floating Rate Note, 1.08%, 7/31/19	18.8%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Bloomberg Floating Rate Treasury Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of an index that measures the performance of the market for floating rate public obligations of the U.S. Treasury.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s net and gross annual expense ratios were 0.15% and 0.20%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.15% through December 31, 2017, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	0.85%	0.38%	0.31%
Fund Market Price Returns	0.93%	0.34%	0.22%
Bloomberg U.S. Treasury Floating Rate Bond Index	1.04%	0.52%	0.46%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	15

Performance Summary (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown† as of 8/31/17

Country	% of Net Assets
Brazil	14.8%
Russia	10.8%
Hong Kong	10.4%
China	5.8%
Mexico	5.5%
Argentina	5.4%
South Korea	5.0%
Indonesia	4.1%
Turkey	3.7%
Singapore	3.5%
Colombia	3.5%
India	2.8%
Peru	2.7%
United Arab Emirates	2.4%
Kazakhstan	2.3%
Chile	2.3%
Morocco	2.1%
Qatar	1.3%
Malaysia	1.2%
Luxembourg	0.7%
Guatemala	0.7%
South Africa	0.6%
Poland	0.6%
Kuwait	0.6%
Ecuador	0.5%
Ghana	0.5%
Senegal	0.5%
Honduras	0.5%
Other Assets less Liabilities‡	5.2%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/17

Description	% of Net Assets
Hutchison Whampoa International 12 II Ltd., 3.25%, 11/8/22, Reg S	2.9%
Shinhan Bank Co., Ltd., 3.88%, 3/24/26	2.8%
Braskem America Finance Co., 7.13%, 7/22/41, Reg S	2.6%
Petrobras Global Finance B.V., 5.38%, 1/27/21	2.5%
Southern Copper Corp., 5.25%, 11/8/42	2.5%
Petrobras Global Finance B.V., 6.25%, 3/17/24	2.4%
Lukoil International Finance B.V., 4.75%, 11/2/26, Reg S	2.4%
KazMunayGas National Co. JSC, 6.38%, 4/9/21, Reg S	2.3%
Oversea-Chinese Banking Corp. Ltd., 4.25%, 6/19/24, Reg S	2.2%
OCP S.A., 5.63%, 4/25/24, Reg S	2.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, as amended August 23, 2017, the Fund’s annual expense ratio was 0.60%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	5.51%	2.28%	3.40%	4.13%
Fund Market Price Returns	5.98%	2.02%	3.24%	4.05%
JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad	5.81%	5.08%	5.02%	5.48%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown† as of 8/31/17

Country	% of Net Assets
Brazil	10.5%
Russia	10.4%
Indonesia	8.7%
India	6.3%
Thailand	6.2%
Turkey	6.1%
Poland	6.0%
South Africa	5.2%
Colombia	4.8%
Mexico	4.8%
United States	3.9%
Malaysia	3.1%
China	3.1%
Peru	3.1%
Philippines	3.0%
Romania	3.0%
Hungary	3.0%
Chile	3.0%
Argentina	2.8%
Supranational Bonds	2.6%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/17

Description	% of Net Assets
Brazil Letras do Tesouro Nacional, 9.32%, 7/1/19	4.6%
Citigroup, Inc., tri-party repurchase agreement, 1.07%, 9/1/17††	3.9%
Russian Federal Bond - OFZ, 7.05%, 1/19/28, Series 6212	2.7%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21, Series F	2.1%
Indonesia Treasury Bond, 8.25%, 6/15/32, Series FR58	1.9%
Turkey Government Bond, 8.00%, 3/12/25	1.7%
Colombian TES, 6.00%, 4/28/28, Series B	1.7%
India Government Bond, 9.20%, 9/30/30	1.6%
Russian Federal Bond - OFZ, 6.80%, 12/11/19, Series 6210	1.6%
Indonesia Treasury Bond, 8.38%, 9/15/26, Series FR56	1.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Emerging Markets Local Debt Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	8.46%	-1.52%	-0.99%	0.73%
Fund Market Price Returns	8.70%	-1.36%	-1.06%	0.64%
JP Morgan GBI-EM Global Diversified Index	9.86%	-1.36%	-0.33%	1.38%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 9, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	17

Performance Summary (unaudited)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

(Formerly, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
Corporate Bonds	82.2%
Foreign Corporate Bonds	13.2%
Other Assets less Liabilities‡	4.6%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/17

Description	% of Net Assets
Ally Financial, Inc., 7.50%, 9/15/20	1.4%
Navient Corp., 8.00%, 3/25/20	1.4%
Valeant Pharmaceuticals International, Inc., 5.38%, 3/15/20	1.3%
EMC Corp., 2.65%, 6/1/20	1.1%
Icahn Enterprises L.P., 6.00%, 8/1/20	1.0%
MGM Resorts International, 6.75%, 10/1/20	1.0%
Anglo American Capital PLC, 4.45%, 9/27/20	1.0%
DISH DBS Corp., 6.75%, 6/1/21	0.9%
Air Canada, 7.75%, 4/15/21	0.8%
Cablevision Systems Corp., 7.75%, 4/15/18	0.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Interest Rate Hedged High Yield Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (the ‘‘Index’’).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.43%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	7.73%	3.39%	3.28%
Fund Market Price Returns	7.70%	3.21%	3.25%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index	9.37%	3.76%	3.91%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

18	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

(Formerly, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
Corporate Bonds	85.1%
Foreign Corporate Bonds	10.1%
Other Assets less Liabilities‡	4.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/17

Description	% of Net Assets
Ally Financial, Inc., 7.50%, 9/15/20	2.4%
Valeant Pharmaceuticals International, Inc., 5.38%, 3/15/20	1.4%
Arconic, Inc., 6.15%, 8/15/20	1.3%
NXP B.V., 4.13%, 6/1/21	1.3%
Icahn Enterprises L.P., 6.00%, 8/1/20	1.3%
Wind Acquisition Finance S.A., 4.75%, 7/15/20	1.2%
HCA, Inc., 6.50%, 2/15/20	1.2%
American Airlines Group, Inc., 5.50%, 10/1/19	1.1%
Navient Corp., 8.45%, 6/15/18	1.0%
Navient Corp., 8.00%, 3/25/20	1.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Negative Duration High Yield Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index (the ‘‘Index’’).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.48%.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	10.44%	0.53%	-1.15%
Fund Market Price Returns	11.51%	0.45%	-0.98%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index	12.51%	1.64%	0.34%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	19

Performance Summary (unaudited)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
U.S. Government Obligations	79.7%
Other Assets less Liabilities‡	20.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Bill, 0.99%, 11/16/17	79.7%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index.

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s net and gross annual expense ratios were 0.38% and 0.44%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through December 31, 2017, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	10.52%	12.18%
Fund Market Price Returns	10.61%	12.24%
CBOE® S&P 500 PutWrite Index	11.12%	12.76%
S&P 500® Index	16.23%	20.23%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 24, 2016.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

20	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

Investment Breakdown† as of 8/31/17

Investment Type	% of Net Assets
U.S. Government Obligations	85.9%
Other Assets less Liabilities‡	14.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/17

Description	% of Net Assets
U.S. Treasury Bill, 0.98%, 9/21/17	67.3%
U.S. Treasury Bill, 0.95%, 9/7/17	15.8%
U.S. Treasury Bill, 1.10%, 12/7/17	2.8%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Managed Futures Strategy Fund (the ‘‘Fund’’) seeks to provide investors with positive total returns in rising or falling markets. The Fund is managed using a quantitative, rules-based strategy designed to provide returns that correspond to the performance of the WisdomTree Managed Futures Index (the “Index”).

The following performance table is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2017, the Fund’s annual expense ratio was 0.65% and 0.75%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.65% through December 31, 2017, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 8/31/17

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-5.54%	-2.70%	-1.30%	-3.53%
Fund Market Price Returns	-5.60%	-2.75%	-1.32%	-3.58%
Diversified Trends Indicator/WisdomTree Managed Futures Spliced Index[2]	-4.62%	-1.73%	-0.24%	-2.47%
S&P Diversified Trends Indicator Index	0.28%	-0.02%	0.31%	-1.85%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on January 5, 2011.
[2]	Diversified Trends Indicator Index through June 30, 2016; WisdomTree Managed Futures Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	21

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration:

The Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration combines long positions in the Bloomberg Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of -5 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Bloomberg Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Barclays U.S. Aggregate Enhanced Yield Index:

The Bloomberg Barclays U.S. Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg Barclays U.S. Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg Barclays U.S. Aggregate Index:

The Bloomberg Barclays U.S. Aggregate Index represents the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, as well as mortgage- and asset-backed securities.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (FX) liquidity.

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is structured to potentially benefit as the U.S. dollar appreciates relative to a basket of global currencies. The index tracks a long position in the U.S. dollar measured against a basket of developed and emerging market currencies which (i) have the highest liquidity in the currency markets and (ii) represent countries that make the largest contribution to trade flows with the United States. The index also incorporates differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies.

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months. To be included in the index a security must have a minimum par of 1,000MM.

BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index:

The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration

Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on the run U.S. Treasuries where the net

22	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

interest rate exposure of the index is adjusted to a negative seven year duration. Market values of long and short positions are rebalanced at month-end.

BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on the run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

CBOE® S&P 500 PutWrite Index:

The CBOE® S&P 500 PutWrite Index tracks the value of a cash-secured (i.e. collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500® Index put options (“SPX Puts”) and investing the sale proceeds in one- and three-month Treasury bills.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. Currently, the composite tracks the returns for the currencies of the following countries: Brazil, Chile, Mexico, Poland, Indonesia, South Africa, Turkey, India, China, Russia and South Korea, using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

Forward Currency Contracts:

A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A forward contract may either be deliverable or non-deliverable. A deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date upon which each party delivers the promised currency. A non-deliverable forward (“NDF”) currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date and then cash settle the agreement with a simple exchange of the market value difference between the current market rate and the initial agreed-upon rate.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad:

The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index).

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	23

Description of Terms and Indexes (unaudited) (continued)

JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil:

The Brazil subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Brazilian real money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

LIBID:

London Interbank Bid Rate or the rate at which banks are willing to borrow for a discrete period of time.

Markit iBoxx Asian Local Bond Index:

The Markit iBoxx Asian Local Bond Index (“ALBI”) tracks the total return performance of a bond portfolio which consists of local currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: South Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, the Philippines, Indonesia and China.

Sovereign Debt:

Debt that is the direct obligation of a government issuer.

S&P 500® Index:

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

S&P Diversified Trends Indicator Index:

The S&P Diversified Trends Indicator Index is a diversified composite of global commodity and financial futures that are highly liquid.

Spot Rate and NDF Rate Returns:

A “spot” rate is the foreign exchange rate on foreign exchange contracts settled generally within two business days from the trade date. The NDF rate is the foreign exchange rate on non-deliverable forward currency contracts settled on a future date that is generally greater than two business days from the trade date. The Brazilian real spot return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot and the beginning of period spot rate using

24	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

WM/Reuters London closing rates. The Chinese yuan NDF return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period NDF rate and the beginning of period NDF rate using WM/Reuters Singapore closing rates.

WisdomTree Managed Futures Index:

The WisdomTree Managed Futures Index is a long/short, rules-based Index designed to provide exposure to a portfolio consisting of diversified futures contracts for commodities, currencies and interest rates. On a monthly basis, assets with lower realized volatility will be selected, and a determination to go long or short the futures contracts of the selected assets under a proprietary composite momentum framework will be made. The composite momentum framework incorporates multiple momentum signals to decide the direction and weight in the Index.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”) or Bloomberg licensors own all proprietary rights in the BLOOMBERG BARCLAYS INDICES. Neither Bloomberg nor Barclays Bank Plc or Barclays Capital Inc. or their affiliates (collectively “Barclays”) guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto — whether arising from their negligence or otherwise. This document constitutes the provision of factual information, rather than financial product advice. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in these indices. While Bloomberg may for itself execute transactions with Barclays in or relating to the BLOOMBERG BARCLAYS INDICES, investors in the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Investors should consider obtaining independent advice before making any financial decisions.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	25

Description of Terms and Indexes (unaudited) (concluded)

MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

The CBOE S&P 500 PutWrite Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and CBOE® and has been licensed for use by WisdomTree. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is registered trademark of Dow Jones Trademarks Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by WisdomTree. CBOE® is a trademark of the Chicago Board Options Exchange, Incorporated, and has been licensed for use by SPDJI and WisdomTree. The WisdomTree CBOE S&P 500 PutWrite Strategy Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates or the Chicago Board Options Exchange, Incorporated, and none of such parties make any representation regarding the advisability of investing in such product(s), nor do they have any liability for any errors, omissions or interruptions of the CBOE S&P 500 Put Write Index.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

26	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 3/1/17 to 8/31/17” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	27

Shareholder Expense Examples (unaudited) (continued)

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratio Based on the Period 3/1/17 to 8/31/17	Expenses Paid During the Period† 3/1/17 to 8/31/17
WisdomTree Bloomberg U.S. Dollar Bullish Fund
Actual	$1,000.00	$933.00	0.50%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
WisdomTree Brazilian Real Strategy Fund
Actual	$1,000.00	$1,031.60	0.45%	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Chinese Yuan Strategy Fund
Actual	$1,000.00	$1,056.70	0.45%	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Emerging Currency Strategy Fund
Actual	$1,000.00	$1,054.50	0.55%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Asia Local Debt Fund
Actual	$1,000.00	$1,040.90	0.55%	$2.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund
Actual	$1,000.00	$1,007.40	0.23%	$1.16
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.23%	$1.17
WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund
Actual	$1,000.00	$990.00	0.28%	$1.40
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	0.28%	$1.43
WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund
Actual	$1,000.00	$1,035.30	0.12%*	$0.62
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%*	$0.61
WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund
Actual[1]	$1,000.00	$1,008.60	0.12%[1]	$0.35
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%[1]	$0.61
WisdomTree Bloomberg Floating Rate Treasury Fund
Actual	$1,000.00	$1,005.20	0.15%*	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%*	$0.77
WisdomTree Emerging Markets Corporate Bond Fund
Actual	$1,000.00	$1,042.20	0.60%	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
WisdomTree Emerging Markets Local Debt Fund
Actual	$1,000.00	$1,074.40	0.55%	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Interest Rate Hedged High Yield Bond Fund
Actual	$1,000.00	$1,022.50	0.43%	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.43%	$2.19
WisdomTree Negative Duration High Yield Bond Fund
Actual	$1,000.00	$992.80	0.48%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.48%	$2.45

28	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratio Based on the Period 3/1/17 to 8/31/17		Expenses Paid During the Period† 3/1/17 to 8/31/17
WisdomTree CBOE S&P 500 PutWrite Strategy Fund
Actual	$1,000.00	$1,039.80	0.38	%*	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	0.38	%*	$1.94
WisdomTree Managed Futures Strategy Fund (consolidated)
Actual	$1,000.00	$959.00	0.65	%*	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65	%*	$3.31
†	Unless otherwise indicated in the footnotes below, expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period).

*	WisdomTree Asset Management, Inc. has contractually agreed to limit its management fee to 0.12%, 0.15%, 0.38%, and 0.65% for WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund and WisdomTree Managed Futures Strategy Fund, respectively, through December 31, 2017, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

[1]

Fund commenced operations on May 18, 2017. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 106/365 (to reflect the period since commencement of operations). WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.12% through December 31, 2018, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	29

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2017

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 99.4%
U.S. Treasury Bills – 99.4%
U.S. Treasury Bills 0.95%, 9/7/17*	$66,852,000	$66,842,243
0.98%, 9/21/17*	70,757,000	70,722,057
TOTAL INVESTMENTS IN SECURITIES – 99.4% (Cost: $137,560,800)		137,564,300
Other Assets less Liabilities – 0.6%		897,578

NET ASSETS – 100.0%		$138,461,878
*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/6/2017	165,000	AUD	130,947	USD	$219	$—
Bank of America N.A.	9/6/2017	1,874,250	AUD	1,489,884	USD	34	—
Bank of America N.A.	9/6/2017	371,000	CAD	295,261	USD	1,848	—
Bank of America N.A.	9/6/2017	4,214,280	CAD	3,374,807	USD	127	—
Bank of America N.A.	9/6/2017	109,000	CHF	113,410	USD	263	—
Bank of America N.A.	9/6/2017	1,234,170	CHF	1,287,126	USD	—	(44)
Bank of America N.A.	9/6/2017	520,000	CNH	77,956	USD	901	—
Bank of America N.A.	9/6/2017	5,909,400	CNH	896,203	USD	—	(55)
Bank of America N.A.	9/6/2017	687,000	EUR	811,958	USD	5,921	—
Bank of America N.A.	9/6/2017	7,804,860	EUR	9,292,029	USD	—	(271)
Bank of America N.A.	9/6/2017	206,000	GBP	265,775	USD	612	—
Bank of America N.A.	9/6/2017	2,344,230	GBP	3,031,333	USD	86	—
Bank of America N.A.	9/6/2017	3,464,000	INR	53,923	USD	258	—
Bank of America N.A.	9/6/2017	39,342,450	INR	615,435	USD	—	(76)
Bank of America N.A.	9/6/2017	50,904,000	JPY	467,803	USD	—	(4,747)
Bank of America N.A.	9/6/2017	578,173,050	JPY	5,259,619	USD	—	(180)
Bank of America N.A.	9/6/2017	109,627,000	KRW	96,308	USD	915	—
Bank of America N.A.	9/6/2017	1,245,143,340	KRW	1,104,242	USD	10	—
Bank of America N.A.	9/6/2017	4,593,000	MXN	259,617	USD	—	(2,769)
Bank of America N.A.	9/6/2017	52,173,030	MXN	2,917,815	USD	—	(206)
Bank of America N.A.	9/6/2017	1,554,216	USD	1,943,550	AUD	9,208	—
Bank of America N.A.	9/6/2017	3,507,081	USD	4,370,100	CAD	7,361	—
Bank of America N.A.	9/6/2017	1,326,428	USD	1,279,950	CHF	—	(8,397)
Bank of America N.A.	9/6/2017	909,488	USD	6,127,800	CNH	—	(19,779)
Bank of America N.A.	9/6/2017	9,598,489	USD	8,093,400	EUR	—	(36,778)
Bank of America N.A.	9/6/2017	3,210,838	USD	2,430,750	GBP	67,537	—
Bank of America N.A.	9/6/2017	634,018	USD	40,796,700	INR	—	(4,087)
Bank of America N.A.	9/6/2017	5,446,348	USD	599,542,650	JPY	—	(7,483)
Bank of America N.A.	9/6/2017	1,153,990	USD	1,291,165,050	KRW	8,924	—
Bank of America N.A.	9/6/2017	3,022,786	USD	54,101,250	MXN	—	(2,652)
Bank of America N.A.	10/5/2017	1,501,033	USD	1,888,950	AUD	—	(39)
Bank of America N.A.	10/5/2017	3,399,585	USD	4,244,100	CAD	—	(289)
Bank of America N.A.	10/5/2017	1,282,576	USD	1,227,450	CHF	15	—
Bank of America N.A.	10/5/2017	9,207,409	USD	7,721,700	EUR	126	—
Bank of America N.A.	10/5/2017	3,092,031	USD	2,388,750	GBP	—	(135)
Bank of America N.A.	10/5/2017	607,736	USD	38,971,800	INR	249	—
Bank of America N.A.	10/5/2017	5,250,990	USD	576,434,250	JPY	115	—
Bank of America N.A.	10/5/2017	2,869,616	USD	51,550,800	MXN	302	—
Bank of America N.A.	10/12/2017	874,987	USD	5,779,200	CNH	51	—
Bank of America N.A.	10/12/2017	1,107,427	USD	1,248,513,000	KRW	—	(155)
Citibank N.A.	9/6/2017	1,874,250	AUD	1,489,924	USD	—	(5)
Citibank N.A.	9/6/2017	4,214,280	CAD	3,375,007	USD	—	(73)
Citibank N.A.	9/6/2017	1,234,170	CHF	1,287,083	USD	—	(1)

See Notes to Financial Statements.

30	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2017

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	9/6/2017	5,909,400	CNH	896,153	USD	$—	$(6)
Citibank N.A.	9/6/2017	7,804,860	EUR	9,291,748	USD	10	—
Citibank N.A.	9/6/2017	2,344,230	GBP	3,031,420	USD	—	(1)
Citibank N.A.	9/6/2017	39,342,450	INR	615,398	USD	—	(39)
Citibank N.A.	9/6/2017	578,173,050	JPY	5,259,442	USD	—	(3)
Citibank N.A.	9/6/2017	1,245,143,340	KRW	1,104,320	USD	—	(69)
Citibank N.A.	9/6/2017	52,173,030	MXN	2,917,618	USD	—	(10)
Citibank N.A.	9/6/2017	1,554,216	USD	1,943,550	AUD	9,208	—
Citibank N.A.	9/6/2017	3,507,227	USD	4,370,100	CAD	7,508	—
Citibank N.A.	9/6/2017	1,326,519	USD	1,279,950	CHF	—	(8,306)
Citibank N.A.	9/6/2017	909,430	USD	6,127,800	CNH	—	(19,837)
Citibank N.A.	9/6/2017	9,598,635	USD	8,093,400	EUR	—	(36,633)
Citibank N.A.	9/6/2017	3,210,880	USD	2,430,750	GBP	67,578	—
Citibank N.A.	9/6/2017	633,883	USD	40,796,700	INR	—	(4,223)
Citibank N.A.	9/6/2017	5,446,461	USD	599,542,650	JPY	—	(7,369)
Citibank N.A.	9/6/2017	1,153,970	USD	1,291,165,050	KRW	8,904	—
Citibank N.A.	9/6/2017	3,021,973	USD	54,101,250	MXN	—	(3,465)
Citibank N.A.	10/5/2017	1,501,090	USD	1,888,950	AUD	17	—
Citibank N.A.	10/5/2017	3,399,809	USD	4,244,100	CAD	—	(65)
Citibank N.A.	10/5/2017	1,282,520	USD	1,227,450	CHF	—	(42)
Citibank N.A.	10/5/2017	9,207,170	USD	7,721,700	EUR	—	(113)
Citibank N.A.	10/5/2017	3,092,139	USD	2,388,750	GBP	—	(28)
Citibank N.A.	10/5/2017	607,830	USD	38,971,800	INR	343	—
Citibank N.A.	10/5/2017	5,250,866	USD	576,434,250	JPY	—	(10)
Citibank N.A.	10/5/2017	2,869,178	USD	51,550,800	MXN	—	(136)
Citibank N.A.	10/12/2017	874,881	USD	5,779,200	CNH	—	(55)
Citibank N.A.	10/12/2017	1,107,417	USD	1,248,513,000	KRW	—	(165)
HSBC Holdings PLC	9/6/2017	1,428,000	AUD	1,135,181	USD	—	(5)
HSBC Holdings PLC	9/6/2017	3,210,880	CAD	2,571,358	USD	21	—
HSBC Holdings PLC	9/6/2017	940,320	CHF	980,639	USD	—	(5)
HSBC Holdings PLC	9/6/2017	4,502,400	CNH	682,495	USD	284	—
HSBC Holdings PLC	9/6/2017	5,946,560	EUR	7,079,439	USD	—	(5)
HSBC Holdings PLC	9/6/2017	1,786,080	GBP	2,303,668	USD	5,985	—
HSBC Holdings PLC	9/6/2017	29,975,200	INR	468,998	USD	—	(153)
HSBC Holdings PLC	9/6/2017	440,512,800	JPY	4,007,212	USD	—	(20)
HSBC Holdings PLC	9/6/2017	948,680,640	KRW	843,662	USD	—	(2,327)
HSBC Holdings PLC	9/6/2017	39,750,880	MXN	2,222,961	USD	—	(21)
HSBC Holdings PLC	9/6/2017	1,554,134	USD	1,943,550	AUD	9,126	—
HSBC Holdings PLC	9/6/2017	3,507,028	USD	4,370,100	CAD	7,308	—
HSBC Holdings PLC	9/6/2017	1,326,457	USD	1,279,950	CHF	—	(8,368)
HSBC Holdings PLC	9/6/2017	909,398	USD	6,127,800	CNH	—	(19,869)
HSBC Holdings PLC	9/6/2017	9,597,275	USD	8,093,400	EUR	—	(37,992)
HSBC Holdings PLC	9/6/2017	3,210,719	USD	2,430,750	GBP	67,418	—
HSBC Holdings PLC	9/6/2017	633,743	USD	40,796,700	INR	—	(4,363)
HSBC Holdings PLC	9/6/2017	5,445,784	USD	599,542,650	JPY	—	(8,047)
HSBC Holdings PLC	9/6/2017	1,153,464	USD	1,291,165,050	KRW	8,398	—
HSBC Holdings PLC	9/6/2017	3,021,758	USD	54,101,250	MXN	—	(3,680)
HSBC Holdings PLC	10/5/2017	1,143,689	USD	1,439,200	AUD	15	—
HSBC Holdings PLC	10/5/2017	2,590,341	USD	3,233,600	CAD	—	(39)
HSBC Holdings PLC	10/5/2017	977,175	USD	935,200	CHF	—	(15)
HSBC Holdings PLC	10/5/2017	7,014,951	USD	5,883,200	EUR	—	(122)
HSBC Holdings PLC	10/5/2017	2,349,802	USD	1,820,000	GBP	—	(6,135)
HSBC Holdings PLC	10/5/2017	463,123	USD	29,692,800	INR	276	—
HSBC Holdings PLC	10/5/2017	4,000,619	USD	439,188,000	JPY	—	(47)
HSBC Holdings PLC	10/5/2017	2,186,143	USD	39,276,800	MXN	—	—
HSBC Holdings PLC	10/12/2017	666,278	USD	4,403,200	CNH	—	(339)
HSBC Holdings PLC	10/12/2017	846,088	USD	951,248,000	KRW	2,216	—
JP Morgan Chase Bank N.A.	9/6/2017	165,000	AUD	130,080	USD	1,086	—

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	31

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2017

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
JP Morgan Chase Bank N.A.	9/6/2017	371,000	CAD	292,181	USD	$4,928	$—
JP Morgan Chase Bank N.A.	9/6/2017	109,000	CHF	113,309	USD	364	—
JP Morgan Chase Bank N.A.	9/6/2017	520,000	CNH	77,665	USD	1,192	—
JP Morgan Chase Bank N.A.	9/6/2017	687,000	EUR	808,686	USD	9,194	—
JP Morgan Chase Bank N.A.	9/6/2017	206,000	GBP	268,069	USD	—	(1,682)
JP Morgan Chase Bank N.A.	9/6/2017	50,856,000	JPY	462,855	USD	—	(236)
JP Morgan Chase Bank N.A.	9/6/2017	4,589,000	MXN	254,506	USD	2,119	—
Morgan Stanley & Co. International†	9/6/2017	1,874,250	AUD	1,489,886	USD	32	—
Morgan Stanley & Co. International†	9/6/2017	4,214,280	CAD	3,374,834	USD	100	—
Morgan Stanley & Co. International†	9/6/2017	1,234,170	CHF	1,287,113	USD	—	(31)
Morgan Stanley & Co. International†	9/6/2017	5,909,400	CNH	896,167	USD	—	(20)
Morgan Stanley & Co. International†	9/6/2017	7,804,860	EUR	9,291,982	USD	—	(224)
Morgan Stanley & Co. International†	9/6/2017	2,344,230	GBP	3,031,345	USD	74	—
Morgan Stanley & Co. International†	9/6/2017	3,461,000	INR	53,985	USD	149	—
Morgan Stanley & Co. International†	9/6/2017	39,342,450	INR	615,435	USD	—	(76)
Morgan Stanley & Co. International†	9/6/2017	578,173,050	JPY	5,259,576	USD	—	(137)
Morgan Stanley & Co. International†	9/6/2017	109,524,000	KRW	96,175	USD	956	—
Morgan Stanley & Co. International†	9/6/2017	1,245,143,340	KRW	1,107,562	USD	—	(3,310)
Morgan Stanley & Co. International†	9/6/2017	52,173,030	MXN	2,917,710	USD	—	(101)
Morgan Stanley & Co. International†	9/6/2017	1,554,212	USD	1,943,550	AUD	9,204	—
Morgan Stanley & Co. International†	9/6/2017	3,507,165	USD	4,370,100	CAD	7,446	—
Morgan Stanley & Co. International†	9/6/2017	1,326,517	USD	1,279,950	CHF	—	(8,307)
Morgan Stanley & Co. International†	9/6/2017	909,607	USD	6,127,800	CNH	—	(19,660)
Morgan Stanley & Co. International†	9/6/2017	9,598,554	USD	8,093,400	EUR	—	(36,714)
Morgan Stanley & Co. International†	9/6/2017	3,210,853	USD	2,430,750	GBP	67,551	—
Morgan Stanley & Co. International†	9/6/2017	633,765	USD	40,796,700	INR	—	(4,341)
Morgan Stanley & Co. International†	9/6/2017	5,446,417	USD	599,542,650	JPY	—	(7,414)
Morgan Stanley & Co. International†	9/6/2017	1,152,771	USD	1,291,165,050	KRW	7,705	—
Morgan Stanley & Co. International†	9/6/2017	3,021,694	USD	54,101,250	MXN	—	(3,744)
Morgan Stanley & Co. International†	10/5/2017	1,501,047	USD	1,888,950	AUD	—	(26)
Morgan Stanley & Co. International†	10/5/2017	3,399,751	USD	4,244,100	CAD	—	(123)
Morgan Stanley & Co. International†	10/5/2017	1,282,546	USD	1,227,450	CHF	—	(16)
Morgan Stanley & Co. International†	10/5/2017	9,207,378	USD	7,721,700	EUR	95	—
Morgan Stanley & Co. International†	10/5/2017	3,092,039	USD	2,388,750	GBP	—	(128)
Morgan Stanley & Co. International†	10/5/2017	607,755	USD	38,971,800	INR	268	—
Morgan Stanley & Co. International†	10/5/2017	5,251,004	USD	576,434,250	JPY	129	—
Morgan Stanley & Co. International†	10/5/2017	2,869,086	USD	51,550,800	MXN	—	(228)
Morgan Stanley & Co. International†	10/12/2017	874,972	USD	5,779,200	CNH	37	—
Morgan Stanley & Co. International†	10/12/2017	1,110,612	USD	1,248,513,000	KRW	3,030	—
UBS AG	9/6/2017	1,874,250	AUD	1,489,924	USD	—	(5)
UBS AG	9/6/2017	4,214,280	CAD	3,374,929	USD	5	—
UBS AG	9/6/2017	1,234,170	CHF	1,287,083	USD	—	(1)
UBS AG	9/6/2017	5,909,400	CNH	895,784	USD	363	—
UBS AG	9/6/2017	7,804,860	EUR	9,291,748	USD	10	—
UBS AG	9/6/2017	2,344,230	GBP	3,031,420	USD	—	(1)
UBS AG	9/6/2017	39,342,450	INR	615,418	USD	—	(59)
UBS AG	9/6/2017	578,173,050	JPY	5,259,442	USD	—	(3)
UBS AG	9/6/2017	1,245,143,340	KRW	1,107,034	USD	—	(2,782)
UBS AG	9/6/2017	52,173,030	MXN	2,917,636	USD	—	(28)
UBS AG	9/6/2017	1,184,156	USD	1,480,800	AUD	7,007	—
UBS AG	9/6/2017	2,672,115	USD	3,329,600	CAD	5,662	—
UBS AG	9/6/2017	1,010,673	USD	975,200	CHF	—	(6,337)
UBS AG	9/6/2017	693,042	USD	4,668,800	CNH	—	(14,971)
UBS AG	9/6/2017	7,313,061	USD	6,166,400	EUR	—	(28,096)
UBS AG	9/6/2017	2,446,335	USD	1,852,000	GBP	51,438	—
UBS AG	9/6/2017	483,147	USD	31,083,200	INR	—	(3,029)
UBS AG	9/6/2017	4,149,643	USD	456,794,400	JPY	—	(5,656)
UBS AG	9/6/2017	878,545	USD	983,744,800	KRW	6,114	—

See Notes to Financial Statements.

32	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2017

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	9/6/2017	2,302,455	USD	41,220,000	MXN	$—	$(2,640)
UBS AG	10/5/2017	1,501,088	USD	1,888,950	AUD	15	—
UBS AG	10/5/2017	3,399,866	USD	4,244,100	CAD	—	(8)
UBS AG	10/5/2017	1,282,525	USD	1,227,450	CHF	—	(36)
UBS AG	10/5/2017	9,207,100	USD	7,721,700	EUR	—	(183)
UBS AG	10/5/2017	3,092,110	USD	2,388,750	GBP	—	(57)
UBS AG	10/5/2017	607,909	USD	38,971,800	INR	422	—
UBS AG	10/5/2017	5,250,851	USD	576,434,250	JPY	—	(24)
UBS AG	10/5/2017	2,869,143	USD	51,550,800	MXN	—	(171)
UBS AG	10/12/2017	874,549	USD	5,779,200	CNH	—	(386)
UBS AG	10/12/2017	1,110,221	USD	1,248,513,000	KRW	2,638	—
						$489,030	$(411,339)
†	As of August 31, 2017, the Fund held $250,000 of cash collateral from the counterparty, Morgan Stanley & Co. International, for foreign currency contracts.

CURRENCY LEGEND
AUD	Australian dollar
CAD	Canadian dollar
CHF	Swiss franc
CNH	Offshore Chinese renminbi
EUR	Euro
GBP	British pound
INR	Indian rupee
JPY	Japanese yen
KRW	South Korean won
MXN	Mexican peso
USD	U.S. dollar

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	33

Schedule of Investments

WisdomTree Brazilian Real Strategy Fund (BZF)

August 31, 2017

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 87.9%
U.S. Treasury Bills – 87.9%
U.S. Treasury Bills 0.89%, 9/21/17*	$10,000,000	$9,995,062
0.98%, 12/7/17*	10,000,000	9,973,838
TOTAL INVESTMENTS IN SECURITIES – 87.9% (Cost: $19,971,421)		19,968,900
Other Assets less Liabilities – 12.1%		2,742,466

NET ASSETS – 100.0%		$22,711,366

*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas SA	9/1/2017	13,600,000	BRL	4,028,436	USD	$293,895	$—
BNP Paribas SA	9/1/2017	23,470,000	BRL	7,418,294	USD	40,906	—
BNP Paribas SA	9/1/2017	7,409,863	USD	23,470,000	BRL	—	(49,337)
BNP Paribas SA	9/1/2017	4,298,628	USD	13,600,000	BRL	—	(23,703)
BNP Paribas SA	10/3/2017	24,043,000	BRL	7,556,652	USD	51,484	—
Bank of America N.A.†	9/1/2017	9,400,000	BRL	2,782,876	USD	204,617	—
Bank of America N.A.†	9/1/2017	2,971,111	USD	9,400,000	BRL	—	(16,383)
Barclays Bank PLC	9/1/2017	15,610,000	BRL	4,898,638	USD	62,509	—
Barclays Bank PLC	9/1/2017	4,933,940	USD	15,610,000	BRL	—	(27,207)
Citibank N.A.‡	9/1/2017	12,700,000	BRL	3,759,287	USD	277,008	—
Citibank N.A.‡	9/1/2017	19,100,000	BRL	5,993,191	USD	77,142	—
Citibank N.A.‡	9/1/2017	4,014,160	USD	12,700,000	BRL	—	(22,135)
Citibank N.A.‡	9/1/2017	6,037,044	USD	19,100,000	BRL	—	(33,289)
Goldman Sachs	9/1/2017	23,470,000	BRL	7,418,294	USD	40,906	—
Goldman Sachs	9/1/2017	7,411,033	USD	23,470,000	BRL	—	(48,167)
Goldman Sachs	11/3/2017	24,120,000	BRL	7,547,170	USD	52,235	—
Morgan Stanley & Co. International	9/1/2017	23,470,000	BRL	7,418,295	USD	40,905	—
Morgan Stanley & Co. International	9/1/2017	7,409,161	USD	23,470,000	BRL	—	(50,039)
Morgan Stanley & Co. International	12/4/2017	24,211,500	BRL	7,544,639	USD	49,832	—
						$1,191,439	$(270,260)
†

As of August 31, 2017, the Fund held securities collateral from the counterparty, Bank of America N.A., for foreign currency contracts. The securities collateral held was comprised entirely of U.S. Treasury securities having a market value of $215,997 as of August 31, 2017.

‡

As of August 31, 2017, the Fund held securities collateral from the counterparty, Citibank N.A., for foreign currency contracts. The securities collateral held was comprised entirely of U.S. Treasury securities having a market value of $63,177 as of August 31, 2017.

CURRENCY LEGEND
BRL Brazilian real
USD U.S. dollar

See Notes to Financial Statements.

34	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2017

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 63.2%
U.S. Treasury Bills – 63.2%
U.S. Treasury Bills 0.95%, 9/7/17*	$16,242,000	$16,239,630
0.98%, 9/21/17*	8,000,000	7,996,049

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $24,235,196)		24,235,679
REPURCHASE AGREEMENT – 32.0%
United States – 32.0%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/17 (tri-party custodian: The Bank of New York Mellon Corp.), 1.07% due 9/1/17; Proceeds at maturity – $12,250,364 (fully collateralized by Fannie Mae, 10.00% due 4/25/20, Freddie Mac, 0.00% – 5.50% due 12/15/27 – 8/1/35 and U.S. Treasury Note, 1.38% due 1/15/20; Market value – $12,495,543)

(Cost: $12,250,000)	12,250,000	12,250,000
TOTAL INVESTMENTS IN SECURITIES – 95.2% (Cost: $36,485,196)		36,485,679
Other Assets less Liabilities – 4.8%		1,826,192

NET ASSETS – 100.0%		$38,311,871

*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	11/13/2017	31,949,458	CNY	4,713,283	USD	$108,348	$—
Goldman Sachs	10/20/2017	32,242,710	CNY	4,713,157	USD	159,005	—
Goldman Sachs	11/13/2017	33,253,516	CNY	4,903,202	USD	115,230	—
HSBC Holdings PLC	10/20/2017	30,978,290	CNY	4,528,990	USD	152,107	—
JP Morgan Chase Bank N.A.	9/18/2017	4,635,185	USD	30,678,900	CNH	—	(6,740)
JP Morgan Chase Bank N.A.	10/20/2017	31,265,040	CNH	4,567,573	USD	154,408	—
JP Morgan Chase Bank N.A.	12/13/2017	30,687,540	CNH	4,614,807	USD	5,044	—
Morgan Stanley & Co. International	10/20/2017	30,038,960	CNH	4,389,287	USD	147,519	—
Royal Bank of Canada	9/18/2017	31,931,100	CNH	4,639,462	USD	191,929	—
UBS AG	9/18/2017	4,824,522	USD	31,931,100	CNH	—	(6,870)
UBS AG	12/13/2017	31,940,092	CNH	4,803,021	USD	5,394	—
Westpac Banking Corp.	9/18/2017	30,678,900	CNH	4,469,797	USD	172,128	—
						$1,211,112	$(13,610)

CURRENCY LEGEND
CNH	Offshore Chinese renminbi
CNY	Chinese yuan
USD	U.S. dollar

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	35

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2017

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 66.9%
U.S. Treasury Bills – 66.9%
U.S. Treasury Bills 0.95%, 9/7/17*	$16,086,000	$16,083,652
0.98%, 9/21/17*	17,220,000	17,211,496
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $33,294,296)		33,295,148
REPURCHASE AGREEMENT – 31.6%
United States – 31.6%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/17 (tri-party custodian: The Bank of New York Mellon Corp.), 1.07% due 9/1/17; Proceeds at maturity –  $15,710,467 (fully collateralized by Fannie Mae, 3.00% – 5.00% due 12/1/19 –  7/1/47, Freddie Mac, 3.00% – 4.00% due 3/1/32 – 3/1/46, Ginnie Mae, 3.00% –  6.00% due 11/15/33 – 7/20/67 and U.S. Treasury Bond Coupon Strips, 0.00% due 5/15/25 – 2/15/40; Market value –  $16,435,853)

(Cost: $15,710,000)	15,710,000	15,710,000
TOTAL INVESTMENTS IN SECURITIES – 98.5% (Cost: $49,004,296)		49,005,148
Other Assets less Liabilities – 1.5%		749,833

NET ASSETS – 100.0%		$49,754,981
*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	11/7/2017	9,895,000	BRL	3,099,355	USD	$16,487	$—
Bank of America N.A.	11/7/2017	1,996,400,000	CLP	3,059,312	USD	112,166	—
Citibank N.A.	11/7/2017	187,900,000	RUB	3,091,083	USD	107,672	—
Citibank N.A.	11/7/2017	11,245,000	TRY	3,097,156	USD	97,506	—
Citibank N.A.	11/7/2017	93,077,639	TWD	3,093,514	USD	4,854	—
Credit Suisse International	11/7/2017	20,900,000	CNH	3,082,141	USD	71,077	—
Credit Suisse International	11/7/2017	41,493,580,000	IDR	3,086,172	USD	2,947	—
Morgan Stanley & Co. International	11/7/2017	200,535,000	INR	3,094,676	USD	20,389	—
Morgan Stanley & Co. International	11/7/2017	3,446,460,000	KRW	3,078,846	USD	—	(21,670)
Royal Bank of Canada	11/7/2017	13,185,000	MYR	3,069,991	USD	19,672	—
Royal Bank of Canada	11/7/2017	155,890,000	PHP	3,061,469	USD	—	(39,830)
Royal Bank of Canada	11/7/2017	103,020,000	THB	3,094,623	USD	9,536	—
State Street Bank and Trust	11/7/2017	11,245,000	PLN	3,107,598	USD	40,026	—
State Street Bank and Trust	11/7/2017	40,755,000	ZAR	3,085,490	USD	19,045	—
UBS AG	11/7/2017	9,438,310,000	COP	3,120,206	USD	59,127	—
UBS AG	11/7/2017	55,540,000	MXN	3,082,131	USD	2,863	—
						$583,367	$(61,500)

CURRENCY LEGEND
BRL	Brazilian real	MYR	Malaysian ringgit
CLP	Chilean peso	PHP	Philippine peso
CNH	Offshore Chinese renminbi	PLN	Polish zloty
COP	Colombian peso	RUB	Russian ruble
IDR	Indonesian rupiah	THB	Thai baht
INR	Indian rupee	TRY	Turkish New lira
KRW	South Korean won	TWD	New Taiwan dollar
MXN	Mexican peso	USD	U.S. dollar
		ZAR	South African rand

See Notes to Financial Statements.

36	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2017

Investments	Principal Amount†		Value
FOREIGN GOVERNMENT AGENCIES – 12.7%
Australia – 12.7%
Queensland Treasury Corp. 6.00%, 7/21/22, Series 22, Reg S	1,076,000	AUD	$991,066
South Australian Government Financing Authority 5.00%, 5/20/21, Series 21	978,000	AUD	850,232
Western Australian Treasury Corp. 7.00%, 10/15/19, Series 19	392,000	AUD	342,281
5.00%, 7/23/25, Reg S	780,000	AUD	703,562
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $2,967,490)			2,887,141
FOREIGN GOVERNMENT OBLIGATIONS – 60.4%
China – 3.8%
China Government Bond 2.36%, 8/18/21, Reg S	2,500,000	CNY	359,668
3.10%, 6/29/22	2,500,000	CNY	368,044
3.48%, 6/29/27, Reg S	1,000,000	CNY	146,414

Total China			874,126
Hong Kong – 6.1%
Hong Kong Government Bond 1.51%, 2/24/27	650,000	HKD	83,958
Hong Kong Government Bond Programme 1.06%, 2/5/20	4,200,000	HKD	539,675
2.46%, 8/4/21	3,450,000	HKD	464,309
1.10%, 1/17/23	2,300,000	HKD	292,311

Total Hong Kong			1,380,253
India – 1.9%
India Government Bond 8.27%, 6/9/20	26,000,000	INR	425,794
Indonesia – 10.3%
Indonesia Treasury Bond 7.88%, 4/15/19, Series FR69	3,997,000,000	IDR	306,615
12.80%, 6/15/21, Series FR34	6,828,000,000	IDR	623,362
7.00%, 5/15/22, Series FR61	8,534,000,000	IDR	660,262
8.38%, 9/15/26, Series FR56	9,150,000,000	IDR	760,900

Total Indonesia			2,351,139
Malaysia – 6.0%
Malaysia Government Bond 3.26%, 3/1/18, Series 0213	1,062,000	MYR	249,006
4.38%, 11/29/19, Series 0902	596,000	MYR	142,563
4.16%, 7/15/21, Series 0111	850,000	MYR	203,518
3.48%, 3/15/23, Series 0313	1,232,000	MYR	283,846
3.96%, 9/15/25, Series 0115	2,110,000	MYR	494,335

Total Malaysia			1,373,268
New Zealand – 3.2%
New Zealand Government Bond 5.00%, 3/15/19, Series 319, Reg S	379,000	NZD	284,193
6.00%, 5/15/21, Series 521, Reg S	544,000	NZD	442,116

Total New Zealand			726,309
Philippines – 5.8%
Philippine Government Bond 5.00%, 8/18/18, Series 7-51	14,700,000	PHP	292,940
3.50%, 3/20/21, Series 7-57	23,610,000	PHP	455,324
3.63%, 9/9/25, Series 1060	21,166,000	PHP	390,683
Philippine Government International Bond 3.90%, 11/26/22	10,000,000	PHP	192,988

Total Philippines			1,331,935
Singapore – 6.2%
Singapore Government Bond 2.50%, 6/1/19	522,000	SGD	392,615
2.25%, 6/1/21	485,000	SGD	366,607
2.75%, 7/1/23	90,000	SGD	69,972
3.00%, 9/1/24	329,000	SGD	260,196
2.88%, 7/1/29	423,000	SGD	333,759

Total Singapore			1,423,149
South Korea – 4.4%
Korea Treasury Bond 5.75%, 9/10/18, Series 1809	277,720,000	KRW	256,986
3.75%, 6/10/22, Series 2206	334,870,000	KRW	320,849
3.50%, 3/10/24, Series 2403	437,090,000	KRW	420,470

Total South Korea			998,305
Thailand – 12.7%
Thailand Government Bond 2.55%, 6/26/20	15,559,000	THB	481,831
1.88%, 6/17/22	23,800,000	THB	719,435
3.63%, 6/16/23	19,113,000	THB	631,227
3.85%, 12/12/25	14,622,000	THB	494,164
4.88%, 6/22/29	15,452,000	THB	576,371

Total Thailand			2,903,028
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $14,281,126)			13,787,306
SUPRANATIONAL BONDS – 10.4%
Asian Development Bank 2.85%, 10/21/20	4,000,000	CNY	591,008
European Investment Bank 7.20%, 7/9/19, Reg S	5,190,000,000	IDR	397,839
International Finance Corp. 8.25%, 6/10/21	41,860,000	INR	710,876
Nordic Investment Bank 3.50%, 1/30/18	945,000	NZD	680,601
TOTAL SUPRANATIONAL BONDS (Cost: $2,560,562)			2,380,324

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	37

Schedule of Investments (concluded)

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2017

Investments	Principal Amount†	Value
REPURCHASE AGREEMENT – 11.0%
United States – 11.0%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/17 (tri-party custodian: The Bank of New York Mellon Corp.), 1.07% due 9/1/17; Proceeds at maturity – (fully collateralized by Fannie Mae, 4.00% - 4.50% due 5/1/44 - 9/1/47 and U.S. Treasury Bond Coupon Strips, 0.00% due 5/15/31 - 2/15/40; Market value – $2,551,208)

(Cost: $2,500,000)	2,500,000	$2,500,000
TOTAL INVESTMENTS IN SECURITIES – 94.5% (Cost: $22,309,178)		21,554,771
Other Assets less Liabilities – 5.5%		1,255,930

NET ASSETS – 100.0%		$22,810,701
†	Principal amount is reported in U.S. dollars unless otherwise noted.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC Holdings PLC	9/20/2017	15,535,000	INR	239,055	USD	$3,325	$—
Morgan Stanley & Co. International	9/20/2017	665,380,000	KRW	592,397	USD	—	(2,425)
Royal Bank of Canada	9/20/2017	14,336,665	TWD	475,354	USD	746	—
Societe Generale	9/20/2017	626,240,000	KRW	557,609	USD	—	(2,342)
Societe Generale	9/20/2017	13,493,332	TWD	447,317	USD	777	—
State Street Bank and Trust	9/20/2017	665,380,000	KRW	592,455	USD	—	(2,483)
UBS AG	9/20/2017	14,336,665	TWD	475,078	USD	1,022	—
						$5,870	$(7,250)

CURRENCY LEGEND
AUD	Australian dollar
CNY	Chinese yuan
HKD	Hong Kong dollar
IDR	Indonesian rupiah
INR	Indian rupee
KRW	South Korean won
MYR	Malaysian ringgit
NZD	New Zealand dollar
PHP	Philippine peso
SGD	Singapore dollar
THB	Thai baht
TWD	New Taiwan dollar
USD	U.S. dollar

See Notes to Financial Statements.

38	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2017

Investments in Long Securities	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – 29.9%
Federal Home Loan Bank – 0.8%
Federal Home Loan Bank 5.50%, 7/15/36	$150,000	$206,282
Federal Home Loan Mortgage Corporation – 8.6%
2.38%, 1/13/22	197,000	202,392
2.50%, 9/1/32(a)	150,000	152,104
3.00%, 9/1/32(a)	100,000	103,307
4.00%, 5/1/34	183,331	195,812
4.00%, 12/1/43	41,962	44,426
4.50%, 1/1/44	53,820	57,854
3.50%, 1/1/45	75,897	78,736
3.50%, 8/1/45	130,483	135,363
4.00%, 11/1/45	88,989	94,121
3.50%, 5/1/46	42,991	44,599
3.00%, 9/1/46	152,354	154,233
3.00%, 10/1/46	142,197	143,950
3.00%, 11/1/46	120,218	121,700
4.00%, 11/1/46	45,458	48,079
3.50%, 12/1/46	189,244	196,322
3.00%, 2/1/47	24,278	24,578
4.50%, 5/1/47	94,719	101,806
4.00%, 9/1/47(a)	70,000	73,987
4.50%, 9/1/47(a)	75,000	80,613

Total Federal Home Loan Mortgage Corporation		2,053,982
Federal National Mortgage Association – 11.9%
4.00%, 8/1/18	6,588	6,818
4.00%, 7/1/19	20,977	21,708
5.50%, 10/1/25	82,719	91,465
4.00%, 7/1/26	17,995	18,863
3.50%, 12/1/26	21,555	22,507
2.50%, 8/1/28	28,493	29,077
3.00%, 11/1/28	28,097	29,072
3.00%, 7/1/29	112,717	116,638
2.50%, 6/1/31	43,754	44,423
4.00%, 4/1/32	79,337	84,568
2.50%, 9/1/32(a)	150,000	152,121
3.50%, 9/1/32(a)	125,000	130,493
4.00%, 8/1/34	128,816	137,390
4.50%, 9/1/39	40,205	43,396
3.50%, 6/1/42	54,650	56,880
3.50%, 5/1/43	40,962	42,560
4.00%, 6/1/43	16,401	17,402
3.00%, 8/1/43	72,382	73,612
4.00%, 11/1/43	35,973	38,093
4.50%, 5/1/44	31,906	34,391
4.00%, 9/1/44	134,741	142,546
4.00%, 10/1/44	40,480	42,827
3.50%, 4/1/45	147,082	152,974
3.50%, 2/1/46	91,956	95,370
3.50%, 4/1/46	39,596	41,066
4.00%, 4/1/46	39,715	41,998
3.50%, 5/1/46	214,843	222,819
3.00%, 9/1/46	141,246	142,998
3.00%, 10/1/46	47,548	48,138
4.00%, 10/1/46	45,490	48,108
3.00%, 11/1/46	142,514	144,323
3.50%, 11/1/46	47,068	48,816
3.00%, 1/1/47	195,009	197,428
3.00%, 9/1/47(a)	50,000	50,580
3.50%, 9/1/47(a)	50,000	51,810
4.00%, 9/1/47(a)	75,000	79,254
4.50%, 9/1/47(a)	100,000	107,594

Total Federal National Mortgage Association		2,850,126
Government National Mortgage Association – 8.6%
5.00%, 2/20/43	73,441	79,960
5.00%, 4/20/44	161,121	173,377
3.50%, 7/20/44	237,629	248,511
4.00%, 7/20/44	113,958	121,002
5.00%, 7/20/44	30,114	32,346
3.50%, 8/20/44	294,321	307,731
5.00%, 8/20/44	28,169	30,346
3.00%, 12/20/45	298,528	305,085
3.00%, 8/20/46	69,011	70,527
3.50%, 9/20/46	268,231	280,118
4.00%, 12/20/46	94,314	99,735
4.00%, 1/20/47	87,608	92,773
3.00%, 9/1/47(a)	150,000	153,123
4.00%, 9/1/47(a)	50,000	52,697

Total Government National Mortgage Association		2,047,331
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $7,069,920)		7,157,721
U.S. GOVERNMENT OBLIGATIONS – 33.6%
U.S. Treasury Bonds – 7.5%
U.S. Treasury Bond
6.88%, 8/15/25	401,000	545,791
5.38%, 2/15/31	25,000	34,142
4.50%, 2/15/36	50,000	65,823
3.50%, 2/15/39	20,000	23,128
3.63%, 8/15/43	75,000	88,248
2.50%, 5/15/46	1,075,000	1,025,786
2.25%, 8/15/46	30,000	27,097

Total U.S. Treasury Bonds		1,810,015
U.S. Treasury Notes – 26.1%
U.S. Treasury Note
0.88%, 1/15/18	555,000	554,517
1.63%, 12/31/19	2,650,000	2,666,097
2.63%, 11/15/20	300,000	310,687
3.63%, 2/15/21	300,000	321,264
1.75%, 5/15/22	30,000	30,091
1.63%, 11/15/22	772,000	767,326
2.00%, 2/15/25	250,000	250,127
2.00%, 8/15/25	200,000	199,582
1.50%, 8/15/26	1,200,000	1,141,969

Total U.S. Treasury Notes		6,241,660
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $7,879,312)		8,051,675

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	39

Schedule of Investments (continued)

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2017

Investments in Long Securities	Principal Amount	Value
CORPORATE BONDS – 25.3%
United States – 25.3%
21st Century Fox America, Inc. 6.65%, 11/15/37	$49,000	$65,339
AbbVie, Inc. 3.60%, 5/14/25	61,000	63,155
Allergan Funding SCS 3.45%, 3/15/22	100,000	103,997
Altria Group, Inc. 2.85%, 8/9/22	100,000	102,271
American International Group, Inc. 4.88%, 6/1/22	66,000	73,034
Amgen, Inc. 4.66%, 6/15/51	88,000	95,648
Anthem, Inc. 4.65%, 1/15/43	69,000	76,203
AT&T, Inc. 3.80%, 3/15/22	52,000	54,425
4.35%, 6/15/45	52,000	47,356
Bank of America Corp. 2.60%, 1/15/19, Series L	192,000	194,014
Burlington Northern Santa Fe LLC 4.70%, 10/1/19	51,500	54,575
Capital One Financial Corp. 2.45%, 4/24/19	101,000	101,788
Citigroup, Inc. 2.70%, 3/30/21	100,000	101,427
5.50%, 9/13/25	80,000	90,585
Comcast Corp. 6.45%, 3/15/37	54,000	71,435
ConocoPhillips 6.50%, 2/1/39	80,000	105,630
CVS Health Corp. 4.88%, 7/20/35	100,000	112,320
Dow Chemical Co. (The) 4.25%, 11/15/20	125,000	132,821
Duke Energy Florida LLC 6.40%, 6/15/38	45,500	63,435
Energy Transfer L.P. 4.65%, 6/1/21	100,000	106,444
Enterprise Products Operating LLC 3.35%, 3/15/23	187,000	193,447
Ford Motor Co. 4.75%, 1/15/43	102,000	98,837
General Motors Financial Co., Inc. 4.00%, 1/15/25	80,000	81,161
Gilead Sciences, Inc. 3.65%, 3/1/26	100,000	105,194
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	133,000	143,597
6.00%, 6/15/20, Series D	100,000	110,378
International Lease Finance Corp. 5.88%, 8/15/22	80,000	90,665
International Paper Co. 4.75%, 2/15/22	101,000	110,766
JPMorgan Chase & Co. 4.25%, 10/15/20	100,000	106,566
3.20%, 1/25/23	150,000	154,444
5.50%, 10/15/40	37,000	45,787
Kinder Morgan Energy Partners L.P. 5.50%, 3/1/44	99,000	103,979
Kraft Heinz Foods Co. 5.38%, 2/10/20	100,000	107,855
3.50%, 6/6/22	150,000	156,069
Laboratory Corp. of America Holdings 3.20%, 2/1/22	75,000	77,158
MetLife, Inc. 3.60%, 11/13/25	100,000	105,655
Monsanto Co. 2.75%, 7/15/21	100,000	101,127
Morgan Stanley 4.88%, 11/1/22	100,000	108,878
NextEra Energy Capital Holdings, Inc. 6.00%, 3/1/19	100,000	105,985
Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	115,000	139,308
Pacific Gas & Electric Co. 4.25%, 5/15/21	150,000	159,898
PepsiCo, Inc. 4.50%, 1/15/20	150,000	160,159
Pfizer, Inc. 7.20%, 3/15/39	95,000	143,257
Philip Morris International, Inc. 4.88%, 11/15/43	89,000	100,713
Plains All American Pipeline L.P. 3.65%, 6/1/22	172,500	174,940
Prudential Financial, Inc. 6.63%, 12/1/37, Series D	78,000	106,402
Public Service Electric & Gas Co. 2.38%, 5/15/23(b)	125,000	125,157
Simon Property Group L.P. 4.38%, 3/1/21	100,000	107,079
Southern California Edison Co. 4.65%, 10/1/43	79,000	92,550
Time Warner Cable LLC 6.75%, 6/15/39	47,500	56,071
Time Warner, Inc. 7.63%, 4/15/31	30,000	41,354
UnitedHealth Group, Inc. 3.10%, 3/15/26	100,000	101,937
Verizon Communications, Inc. 5.15%, 9/15/23	120,000	134,292
Wal-Mart Stores, Inc. 6.20%, 4/15/38	167,000	229,838
Wells Fargo & Co. 4.13%, 8/15/23	100,000	106,734
Wyndham Worldwide Corp. 4.25%, 3/1/22	75,000	76,159
Xerox Corp. 4.07%, 3/17/22(c)	71,000	73,308
TOTAL CORPORATE BONDS (Cost: $5,904,681)		6,052,606

See Notes to Financial Statements.

40	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2017

Investments in Long Securities	Principal Amount	Value
FOREIGN CORPORATE BONDS – 4.3%
Belgium – 1.1%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/1/21	$100,000	$102,113
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 1/15/20	151,000	163,390

Total Belgium		265,503
Canada – 0.2%
Nexen Energy ULC 6.40%, 5/15/37	42,000	54,836
Colombia – 0.5%
Ecopetrol S.A. 5.88%, 9/18/23	100,000	111,200
Mexico – 1.2%
America Movil S.A.B. de C.V. 5.00%, 3/30/20	150,000	161,740
Petroleos Mexicanos 6.00%, 3/5/20	105,000	113,505

Total Mexico		275,245
Netherlands – 0.4%
Shell International Finance B.V. 5.50%, 3/25/40	79,000	98,168
Norway – 0.4%
Statoil ASA 2.45%, 1/17/23	100,000	100,579
United Kingdom – 0.5%
HSBC Holdings PLC 5.10%, 4/5/21	101,000	110,731
TOTAL FOREIGN CORPORATE BONDS (Cost: $991,883)		1,016,262
FOREIGN GOVERNMENT OBLIGATIONS – 1.4%
Colombia – 0.5%
Colombia Government International Bond 11.75%, 2/25/20	100,000	123,600
Italy – 0.4%
Republic of Italy Government International Bond 5.38%, 6/15/33	86,000	101,456
Mexico – 0.5%
Mexico Government International Bond 4.00%, 10/2/23	113,000	119,893
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $340,320)		344,949
COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.0%
United States – 4.0%
CFCRE Commercial Mortgage Trust 3.83%, 12/15/47, Series 2011-C2, Class A4	95,175	100,365
Citigroup Commercial Mortgage Trust 1.99%, 4/10/46, Series 2013-GC11, Class A2	35,000	35,044
COMM Mortgage Trust 3.60%, 5/10/47, Series 2014-CR17, Class ASB	55,000	58,038
2.87%, 2/10/48, Series 2015-DC1, Class A2	80,000	81,808
JPMBB Commercial Mortgage Securities Trust 4.08%, 2/15/47, Series 2014-C18, Class A5	50,000	54,335
JPMorgan Chase Commercial Mortgage Securities Trust 2.67%, 1/15/46, Series 2013-C13, Class A2	73,933	74,570
Morgan Stanley Bank of America Merrill Lynch Trust 3.10%, 5/15/46, Series 2013-C9, Class A4	105,000	108,678
UBS Commercial Mortgage Trust 3.00%, 5/10/45, Series 2012-C1, Class AAB	228,557	233,408
WFRBS Commercial Mortgage Trust 4.02%, 12/15/46, Series 2013-C17, Class A4	100,000	108,459
2.90%, 3/15/47, Series 2014-C19, Class A2	100,000	101,346
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $948,904)		956,051
MUNICIPAL BOND – 0.8%
United States – 0.8%
State of California 7.55%, 4/1/39 (Cost: $174,279)	120,000	188,504

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
United States – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.00%(d) (Cost: $66,788)(e)	66,788	66,788
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 99.6% (Cost: $23,376,087)		23,834,556

Securities Sold Short	Principal Amount
U.S. GOVERNMENT AGENCIES SOLD SHORT – (0.8)%
Government National Mortgage Association – (0.8)%
3.50%, 9/1/47(a) (Proceeds: $181,754)	$(175,000)	(182,506)
Other Assets less Liabilities – 1.2%		292,509

NET ASSETS – 100.0%		$23,944,559
(a)	To-be-announced (“TBA”) security (See Note 2).

(b)	Security, or portion thereof, was on loan at August 31, 2017 (See Note 2).

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2017.

(e)	At August 31, 2017, the total market value of the Fund’s securities on loan was $65,081 and the total market value of the collateral held by the Fund was $66,788.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)
Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	26	12/29/17	$(5,624,125)	$(2,828)
5 Year U.S. Treasury Note	113	12/29/17	(13,390,500)	(22,925)
U.S. Treasury Ultra Long Term Bond	10	12/19/17	(1,690,625)	(9,922)
Ultra 10 Year U.S. Treasury Note	32	12/19/17	(4,369,000)	(18,248)
			$(25,074,250)	$(53,923)
[1]	“Notional Amount” represents the current notional value of the futures contract.

†	As of August 31, 2017, cash collateral posted by the Fund with the broker for futures contracts was $254,400.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	41

Schedule of Investments

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2017

Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – 29.4%
Federal Home Loan Bank – 0.4%
Federal Home Loan Bank 5.50%, 7/15/36	$50,000	$68,761
Federal Home Loan Mortgage Corporation – 7.8%
6.75%, 9/15/29, Series GDIF	50,000	71,797
2.50%, 2/1/30	56,060	56,893
2.50%, 9/1/32(a)	65,000	65,912
3.00%, 9/1/32(a)	75,000	77,480
3.50%, 9/1/32(a)	25,000	26,170
4.00%, 6/1/34	31,625	33,785
3.00%, 8/1/43	46,021	46,745
4.00%, 12/1/43	41,962	44,426
4.50%, 4/1/44	41,267	44,334
4.00%, 11/1/45	71,191	75,297
3.50%, 4/1/46	105,145	109,078
3.50%, 5/1/46	42,991	44,599
3.00%, 6/1/46	45,781	46,345
4.00%, 9/1/46	43,760	46,283
3.00%, 11/1/46	72,131	73,020
3.50%, 12/1/46	94,622	98,161
3.00%, 3/1/47	122,003	123,509
4.50%, 5/1/47	33,152	35,633
3.50%, 7/1/47	74,748	77,543
3.00%, 9/1/47(a)	25,000	25,280
3.50%, 9/1/47(a)	25,000	25,912
4.00%, 9/1/47(a)	40,000	42,278
5.00%, 9/1/47(a)	50,000	54,329

Total Federal Home Loan Mortgage Corporation		1,344,809
Federal National Mortgage Association – 13.1%
2.13%, 4/24/26	200,000	198,547
4.00%, 7/1/26	17,995	18,863
3.50%, 12/1/26	21,555	22,507
2.50%, 8/1/28	28,493	29,077
3.00%, 11/1/28	28,097	29,072
3.00%, 7/1/29	56,359	58,319
2.50%, 6/1/31	43,754	44,423
2.00%, 9/1/32(a)	25,000	24,771
2.50%, 9/1/32(a)	65,000	65,919
3.00%, 9/1/32(a)	25,000	25,814
3.50%, 9/1/32(a)	25,000	26,099
4.00%, 8/1/34	57,365	61,183
3.50%, 2/1/35	22,110	23,226
4.50%, 2/1/41	45,591	49,380
4.50%, 10/1/41	49,792	53,944
3.50%, 6/1/42	54,650	56,880
3.50%, 5/1/43	40,962	42,560
4.00%, 6/1/43	16,401	17,402
4.00%, 11/1/43	35,973	38,093
4.50%, 5/1/44	31,906	34,391
4.00%, 9/1/44	35,255	37,299
4.00%, 10/1/44	40,480	42,827
3.50%, 2/1/46	123,940	128,542
3.50%, 4/1/46	39,596	41,066
4.00%, 4/1/46	39,715	41,998
3.50%, 5/1/46	42,969	44,564
3.00%, 9/1/46	141,246	142,998
3.00%, 10/1/46	72,097	73,065
4.00%, 10/1/46	45,490	48,108
3.00%, 11/1/46	142,514	144,323
3.50%, 11/1/46	94,136	97,632
3.00%, 2/1/47	97,693	98,905
4.00%, 3/1/47	95,501	100,974
3.50%, 5/1/47	97,569	101,192
2.50%, 9/1/47(a)	25,000	24,493
3.00%, 9/1/47(a)	25,000	25,290
3.50%, 9/1/47(a)	25,000	25,905
4.00%, 9/1/47(a)	25,000	26,418
5.00%, 9/1/47(a)	75,000	81,961

Total Federal National Mortgage Association		2,248,030
Government National Mortgage Association – 8.1%
3.50%, 3/20/43	82,013	86,158
5.00%, 12/20/43	115,922	124,514
3.50%, 8/20/44	147,161	153,865
5.00%, 8/20/44	59,499	64,098
4.50%, 12/20/44	83,094	88,601
3.50%, 7/20/45	52,018	54,340
3.50%, 9/20/45	47,033	49,133
3.00%, 12/20/45	165,083	168,709
4.00%, 12/20/45	39,528	41,954
3.00%, 3/20/46	100,943	103,160
4.00%, 4/20/46	59,989	63,483
4.00%, 8/20/46	25,758	27,196
4.00%, 12/20/46	29,769	31,480
4.00%, 1/20/47	43,804	46,386
3.50%, 4/20/47	123,164	128,622
3.00%, 6/20/47	74,582	76,220
3.00%, 9/1/47(a)	25,000	25,521
3.50%, 9/1/47(a)	25,000	26,072
4.50%, 9/1/47(a)	25,000	26,613

Total Government National Mortgage Association		1,386,125
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $4,988,332)		5,047,725
U.S. GOVERNMENT OBLIGATIONS – 36.3%
U.S. Treasury Bonds – 7.4%
U.S. Treasury Bond 6.88%, 8/15/25	345,000	469,570
4.50%, 2/15/36	25,000	32,912
3.13%, 8/15/44	450,000	487,178
2.50%, 5/15/46	265,000	252,868
2.25%, 8/15/46	30,000	27,097

Total U.S. Treasury Bonds		1,269,625
U.S. Treasury Notes – 28.9%
U.S. Treasury Note 1.38%, 9/30/18	300,000	300,381
1.50%, 12/31/18	500,000	501,475
1.75%, 9/30/19	800,000	806,719
1.63%, 12/31/19	550,000	553,341
1.38%, 1/31/21	240,000	238,908
1.38%, 4/30/21	300,000	298,078
2.00%, 11/15/21	50,000	50,779
2.00%, 12/31/21	700,000	710,213
1.88%, 2/28/22	200,000	201,824
1.63%, 11/15/22	200,000	198,789

See Notes to Financial Statements.

42	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2017

Investments	Principal Amount	Value
2.25%, 11/15/25	$700,000	$710,924
1.50%, 8/15/26	300,000	285,492
2.00%, 11/15/26	100,000	99,094

Total U.S. Treasury Notes		4,956,017
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $6,154,208)		6,225,642
CORPORATE BONDS – 23.7%
United States – 23.7%
21st Century Fox America, Inc. 6.65%, 11/15/37	21,000	28,002
Abbott Laboratories 3.40%, 11/30/23	50,000	51,593
AbbVie, Inc. 3.60%, 5/14/25	50,000	51,766
Altria Group, Inc. 4.75%, 5/5/21	75,000	82,032
American International Group, Inc. 4.88%, 6/1/22	101,000	111,763
Amgen, Inc. 4.66%, 6/15/51	67,000	72,823
Anthem, Inc. 4.65%, 1/15/43	63,000	69,577
Apple, Inc. 4.50%, 2/23/36	100,000	114,402
AT&T, Inc. 3.80%, 3/15/22	34,000	35,585
4.35%, 6/15/45	48,000	43,714
Bank of America Corp. 2.60%, 1/15/19, Series L	143,000	144,500
Berkshire Hathaway Finance Corp. 5.75%, 1/15/40	50,000	64,674
Burlington Northern Santa Fe LLC 4.70%, 10/1/19	95,500	101,201
Charter Communications Operating LLC 4.46%, 7/23/22	50,000	52,942
Citigroup, Inc. 2.65%, 10/26/20	30,000	30,443
4.75%, 5/18/46	75,000	80,979
CME Group, Inc. 3.00%, 9/15/22	50,000	51,697
Comcast Corp. 6.45%, 3/15/37	40,000	52,915
ConocoPhillips 6.50%, 2/1/39	25,000	33,009
CVS Health Corp. 3.38%, 8/12/24	100,000	103,189
Dominion Energy, Inc. 5.75%, 10/1/54, (5.75% fixed rate until 10/1/24; 3-month USD LIBOR + 3.057% thereafter)(b)	50,000	54,000
Dow Chemical Co. (The) 4.25%, 11/15/20	55,000	58,441
Duke Energy Florida LLC 6.40%, 6/15/38	33,500	46,705
Enterprise Products Operating LLC 3.35%, 3/15/23	85,000	87,930
Ford Motor Co. 4.75%, 1/15/43	51,000	49,419
General Electric Co. 3.38%, 3/11/24	100,000	105,673
General Motors Financial Co., Inc. 4.30%, 7/13/25	85,000	87,812
Gilead Sciences, Inc. 4.50%, 4/1/21	100,000	107,928
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	40,000	43,187
6.00%, 6/15/20, Series D	50,000	55,189
4.25%, 10/21/25	50,000	52,457
International Lease Finance Corp. 5.88%, 8/15/22	25,000	28,333
International Paper Co. 3.80%, 1/15/26	45,000	46,607
JPMorgan Chase & Co. 4.95%, 3/25/20	25,000	26,853
4.25%, 10/15/20	75,000	79,924
3.88%, 9/10/24	50,000	52,394
Kinder Morgan Energy Partners L.P. 5.50%, 3/1/44	63,000	66,169
Kraft Heinz Foods Co. 3.50%, 6/6/22	100,000	104,046
Laboratory Corp. of America Holdings 3.20%, 2/1/22	50,000	51,439
MetLife, Inc. 3.05%, 12/15/22	100,000	103,459
Microsoft Corp. 3.50%, 2/12/35	100,000	102,570
Monsanto Co. 2.75%, 7/15/21(c)	100,000	101,127
NextEra Energy Capital Holdings, Inc. 6.00%, 3/1/19	50,000	52,992
Oncor Electric Delivery Co. LLC 7.00%, 9/1/22	20,000	24,228
Pacific Gas & Electric Co. 4.25%, 5/15/21	100,000	106,599
Pfizer, Inc. 7.20%, 3/15/39	32,000	48,255
Philip Morris International, Inc. 4.88%, 11/15/43	87,000	98,450
Plains All American Pipeline L.P. 3.65%, 6/1/22	32,500	32,960
Regency Energy Partners L.P. 4.50%, 11/1/23	100,000	104,952
Simon Property Group L.P. 3.38%, 10/1/24(c)	104,000	107,486
Southern California Edison Co. 4.65%, 10/1/43	52,000	60,919
Time Warner Cable LLC 6.75%, 6/15/39	54,500	64,334
Time Warner, Inc. 7.63%, 4/15/31	20,000	27,569
UnitedHealth Group, Inc. 2.75%, 2/15/23	100,000	101,618

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	43

Schedule of Investments (continued)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2017

Investments	Principal Amount	Value
Verizon Communications, Inc. 5.15%, 9/15/23	$50,000	$55,955
Wal-Mart Stores, Inc. 6.20%, 4/15/38	46,000	63,309
Wells Fargo & Co. 4.13%, 8/15/23	75,000	80,050
4.90%, 11/17/45	50,000	55,313
Wyndham Worldwide Corp. 4.25%, 3/1/22	50,000	50,773
Xerox Corp. 4.07%, 3/17/22(d)	43,000	44,398
TOTAL CORPORATE BONDS (Cost: $3,959,784)		4,068,628
FOREIGN CORPORATE BONDS – 2.7%
Belgium – 0.5%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/1/21	50,000	51,056
3.30%, 2/1/23	25,000	25,993

Total Belgium		77,049
Brazil – 0.3%
Vale Overseas Ltd. 5.88%, 6/10/21	50,000	55,560
Canada – 0.1%
Nexen Energy ULC 6.40%, 5/15/37	13,000	16,973
Mexico – 0.6%
Petroleos Mexicanos 6.00%, 3/5/20	96,000	103,776
Netherlands – 0.6%
Shell International Finance B.V. 4.38%, 3/25/20	100,000	106,575
United Kingdom – 0.6%
HSBC Holdings PLC 5.10%, 4/5/21	96,000	105,250
TOTAL FOREIGN CORPORATE BONDS (Cost: $455,540)		465,183
FOREIGN GOVERNMENT AGENCIES – 1.2%
Canada – 0.6%
Province of Ontario Canada 2.50%, 4/27/26	50,000	49,962
Province of Quebec Canada 2.38%, 1/31/22	50,000	50,864

Total Canada		100,826
Germany – 0.6%
Kreditanstalt fuer Wiederaufbau 4.88%, 6/17/19	100,000	105,927
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $206,423)		206,753
FOREIGN GOVERNMENT OBLIGATIONS – 1.1%
Colombia – 0.2%
Colombia Government International Bond 11.75%, 2/25/20	25,000	30,900
Italy – 0.4%
Republic of Italy Government International Bond 5.38%, 6/15/33	56,000	66,064
Mexico – 0.5%
Mexico Government International Bond 4.00%, 10/2/23	81,000	85,941
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $176,769)		182,905
COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.2%
United States – 2.2%
COMM Mortgage Trust 3.60%, 5/10/47, Series 2014- CR17, Class ASB	35,000	36,933
3.08%, 2/10/48, Series 2015- DC1, Class A4	50,000	51,074
JPMBB Commercial Mortgage Securities Trust 3.05%, 4/15/47, Series 2014- C19, Class A2	120,000	122,401
JPMorgan Chase Commercial Mortgage Securities Trust 2.67%, 1/15/46, Series 2013- C13, Class A2	29,573	29,828
Morgan Stanley Bank of America Merrill Lynch Trust 3.53%, 12/15/47, Series 2014-C19, Class A4	25,000	26,309
3.07%, 2/15/48, Series 2015- C20, Class ASB	60,000	62,184
WFRBS Commercial Mortgage Trust 4.02%, 12/15/46, Series 2013-C17, Class A4	45,000	48,807
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $375,635)		377,536
MUNICIPAL BONDS – 0.6%
United States – 0.6%
New Jersey Turnpike Authority 7.10%, 1/1/41	50,000	74,478
State of California 7.55%, 4/1/39	20,000	31,417
TOTAL MUNICIPAL BONDS (Cost: $100,368)		105,895
ASSET-BACKED SECURITIES – 0.6%
United States – 0.6%
Ford Credit Auto Owner Trust 1.22%, 3/15/21, Series 2016-C, Class A3	50,000	49,684
Honda Auto Receivables Owner Trust 1.21%, 12/18/20, Series 2016-4, Class A3	40,000	39,798
World Financial Network Credit Card Master Trust 2.03%, 4/15/25, Series 2016-A, Class A	17,000	16,958
TOTAL ASSET-BACKED SECURITIES (Cost: $106,228)		106,440

See Notes to Financial Statements.

44	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

August 31, 2017

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
United States – 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.00%(e)
(Cost: $79,250)(f)	79,250	$79,250
TOTAL INVESTMENTS IN SECURITIES – 98.3% (Cost: $16,602,537)		16,865,957
Other Assets less Liabilities – 1.7%		285,994

NET ASSETS – 100.0%		$17,151,951
(a)	To-be-announced (“TBA”) security (See Note 2).

(b)	Rate shown reflects the accrual rate as of August 31, 2017 on securities with variable or step rates.

(c)	Security, or portion thereof, was on loan at August 31, 2017 (See Note 2).

(d)	This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2017.

(f)	At August 31, 2017, the total market value of the Fund’s securities on loan was $76,958 and the total market value of the collateral held by the Fund was $79,250.

3-month USD LIBOR – 3-month USD London Interbank Offered Rate as of August 31, 2017 is 1.318%.

LIBOR	– London Interbank Offered Rate as of August 31, 2017 is 1.176%.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)
Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	18	12/29/17	$(2,133,000)	$(3,652)
U.S. Treasury Ultra Long Term Bond	24	12/19/17	(4,057,500)	(23,813)
Ultra 10 Year U.S. Treasury Note	84	12/19/17	(11,468,625)	(47,899)
			$(17,659,125)	$(75,364)

[1]	“Notional Amount” represents the current notional value of the futures contract.

†	As of August 31, 2017, cash collateral posted by the Fund with the broker for futures contracts was $319,270.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	45

Schedule of Investments

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – 24.9%
Federal Home Loan Mortgage Corporation – 9.5%
5.00%, 6/1/37	$4,513	$4,928
3.25%, 11/15/38(a)	120,000	60,602
5.50%, 2/1/40	16,585	18,413
4.00%, 11/1/40	30,444	32,309
5.50%, 6/1/41	499,850	555,006
5.00%, 7/1/41	14,922	16,351
3.50%, 1/1/44	271,564	282,883
3.00%, 2/1/44	304,856	309,649
3.50%, 5/1/44	135,504	140,752
4.50%, 5/1/44	27,775	29,857
3.50%, 7/1/44	142,184	147,820
4.50%, 7/1/44	327,187	351,594
3.50%, 10/1/44	48,578	50,425
3.50%, 1/1/45	138,891	144,086
4.00%, 3/1/45	30,181	31,921
3.00%, 4/1/45	39,513	39,988
3.00%, 5/1/45	160,637	162,567
3.50%, 6/1/45	143,340	148,701
4.00%, 6/1/45	131,404	138,982
3.00%, 7/1/45	41,253	41,753
3.00%, 8/1/45	166,307	168,322
3.50%, 8/1/45	438,508	454,909
4.00%, 9/1/45	261,636	276,724
4.00%, 10/1/45	291,158	307,949
3.50%, 11/1/45	153,056	158,780
4.00%, 11/1/45	216,580	229,070
3.00%, 12/1/45	166,985	169,042
3.50%, 4/1/46	462,638	479,942
3.50%, 5/1/46	497,807	516,425
3.00%, 6/1/46	183,124	185,381
3.00%, 9/1/46	470,099	475,894
3.50%, 9/1/46	387,549	402,044
3.50%, 10/1/46	143,665	149,038
3.00%, 11/1/46	796,593	806,413
4.00%, 11/1/46	90,916	96,159
3.00%, 12/1/46	636,040	643,881
3.50%, 12/1/46	962,942	998,959
3.00%, 1/1/47	398,493	403,410
4.00%, 1/1/47	395,823	418,649
3.00%, 2/1/47	291,340	294,935
4.00%, 2/1/47	376,126	397,816
3.00%, 4/1/47	294,599	298,234
3.50%, 4/1/47	294,733	305,757
4.00%, 5/1/47	342,411	362,157
4.50%, 5/1/47	94,719	101,806
2.50%, 9/1/47(b)	75,000	73,463
3.00%, 9/1/47(b)	775,000	783,688
3.50%, 9/1/47(b)	925,000	958,513
4.00%, 9/1/47(b)	900,000	951,137
4.50%, 9/1/47(b)	725,000	779,191
5.00%, 9/1/47(b)	525,000	570,562
5.50%, 10/12/47	75,000	82,617

Total Federal Home Loan Mortgage Corporation		16,009,454
Federal National Mortgage Association – 15.4%
7.13%, 1/15/30	390,000	579,573
5.00%, 5/1/38	25,464	27,811
5.50%, 6/1/38	$208,294	$232,410
5.50%, 11/1/38	5,219	5,816
5.50%, 10/1/39	223,772	249,034
5.50%, 4/1/40	28,484	31,917
4.00%, 10/1/40	322,198	342,080
4.50%, 2/1/41	152,601	165,284
5.50%, 9/1/41	114,310	127,432
4.00%, 12/1/42	244,000	258,918
2.50%, 3/1/43	33,290	32,778
3.00%, 5/1/43	322,407	327,926
3.50%, 5/1/43	81,923	85,121
4.00%, 6/1/43	229,608	243,627
3.00%, 7/1/43	41,451	42,156
4.00%, 8/1/43	122,394	129,601
4.00%, 9/1/43	323,933	343,280
4.50%, 9/1/43	56,262	61,017
3.50%, 10/1/43	474,803	493,004
4.00%, 5/1/44	27,679	29,293
4.50%, 5/1/44	334,397	360,393
3.50%, 6/1/44	399,121	415,426
4.00%, 7/1/44	31,156	32,961
4.00%, 8/1/44	155,679	164,700
4.00%, 10/1/44	491,083	519,535
4.00%, 11/1/44	24,813	26,248
3.00%, 1/1/45	16,755	16,983
4.00%, 2/1/45	134,395	142,175
3.00%, 4/1/45	397,089	402,352
3.00%, 5/1/45	139,123	140,931
3.00%, 6/1/45	334,526	338,963
3.50%, 6/1/45	155,832	161,618
3.50%, 7/1/45	77,936	80,829
3.50%, 9/1/45	367,563	381,210
4.00%, 9/1/45	173,176	183,089
3.00%, 10/1/45	162,998	165,049
3.50%, 10/1/45	291,723	302,554
3.00%, 11/1/45	158,865	160,843
3.50%, 11/1/45	160,760	166,729
3.00%, 12/1/45	163,076	165,099
3.50%, 12/1/45	1,088,060	1,128,458
3.00%, 2/1/46	358,616	363,065
3.50%, 3/1/46	278,636	288,981
4.00%, 3/1/46	416,861	440,723
3.50%, 4/1/46	1,289,802	1,337,691
4.00%, 4/1/46	238,290	251,986
3.50%, 5/1/46	85,937	89,128
4.50%, 5/1/46	159,101	171,189
3.00%, 6/1/46	153,954	155,864
3.50%, 6/1/46	350,492	363,506
4.50%, 6/1/46	337,234	363,009
3.50%, 7/1/46	809,446	839,500
2.50%, 8/1/46	24,705	24,223
2.50%, 9/1/46	24,189	23,716
3.00%, 9/1/46	282,491	285,995
3.00%, 10/1/46	1,129,277	1,143,463
4.00%, 10/1/46	272,941	288,647
3.00%, 11/1/46	951,153	963,196
3.50%, 11/1/46	282,409	292,895
3.00%, 12/1/46	340,096	344,315

See Notes to Financial Statements.

46	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
4.00%, 12/1/46	$336,764	$356,118
3.00%, 2/1/47	340,702	344,929
3.50%, 2/1/47	512,043	531,055
3.00%, 3/1/47	343,057	347,313
4.00%, 3/1/47	340,255	359,731
3.00%, 4/1/47	390,147	394,987
3.00%, 5/1/47	393,958	398,845
3.50%, 5/1/47	40,530	42,035
4.00%, 5/1/47	418,764	442,741
3.50%, 6/1/47	441,451	457,842
4.00%, 6/1/47	344,643	364,370
2.50%, 9/1/47(b)	75,000	73,479
3.00%, 9/1/47(b)	600,000	606,961
3.50%, 9/1/47(b)	675,000	699,242
4.00%, 9/1/47(b)	775,000	818,711
4.50%, 9/1/47(b)	925,000	995,226
5.00%, 9/1/47(b)	775,000	846,906
5.50%, 9/1/47(b)	475,000	525,634

Total Federal National Mortgage Association		25,901,440
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $41,666,304)		41,910,894
U.S. GOVERNMENT OBLIGATIONS – 14.7%
U.S. Treasury Bonds – 1.7%
U.S. Treasury Bond 8.75%, 5/15/20	380,000	454,464
8.13%, 5/15/21	1,250,000	1,545,556
7.25%, 8/15/22	700,000	883,504

Total U.S. Treasury Bonds		2,883,524
U.S. Treasury Notes – 13.0%
U.S. Treasury Note 0.75%, 9/30/18	300,000	298,377
1.38%, 9/30/18	800,000	801,016
1.25%, 1/31/19	1,600,000	1,599,313
1.50%, 5/31/19	5,110,000	5,126,168
0.75%, 8/15/19	275,000	271,972
1.63%, 7/31/20	200,000	201,145
2.13%, 1/31/21	1,140,000	1,163,312
2.00%, 2/28/21	1,410,000	1,432,802
1.88%, 4/30/22	500,000	504,053
2.00%, 7/31/22	260,000	263,443
1.63%, 8/15/22	700,000	697,361
2.13%, 12/31/22	800,000	814,406
1.50%, 3/31/23	125,000	123,040
1.75%, 5/15/23	500,000	498,193
1.38%, 6/30/23	500,000	487,529
2.50%, 8/15/23	3,879,000	4,024,690
2.25%, 11/15/25	500,000	507,803
1.63%, 5/15/26	530,000	510,839
1.50%, 8/15/26	250,000	237,910
2.00%, 11/15/26	400,000	396,375
2.25%, 2/15/27	1,000,000	1,011,250
2.38%, 5/15/27	790,000	807,250

Total U.S. Treasury Notes		21,778,247
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $24,591,077)		24,661,771
CORPORATE BONDS – 41.0%
United States – 41.0%
21st Century Fox America, Inc. 3.70%, 9/15/24	$50,000	$52,609
6.20%, 12/15/34	100,000	125,900
4.75%, 9/15/44	120,000	129,754
4.95%, 10/15/45	150,000	166,786
Abbott Laboratories 3.40%, 11/30/23	241,000	248,680
5.30%, 5/27/40	250,000	286,282
4.90%, 11/30/46	100,000	112,239
AbbVie, Inc. 2.90%, 11/6/22	330,000	335,179
2.85%, 5/14/23	150,000	151,679
4.50%, 5/14/35	100,000	107,381
4.45%, 5/14/46	200,000	210,544
Adobe Systems, Inc. 3.25%, 2/1/25	30,000	31,057
Aetna, Inc. 2.75%, 11/15/22	200,000	203,316
Air Lease Corp. 4.25%, 9/15/24	80,000	84,947
Allergan Funding SCS 3.45%, 3/15/22	300,000	311,991
4.55%, 3/15/35	100,000	107,876
4.75%, 3/15/45	100,000	109,834
Allergan, Inc. 2.80%, 3/15/23	160,000	160,778
Altria Group, Inc. 4.00%, 1/31/24	100,000	107,460
Amazon.com, Inc. 4.80%, 12/5/34	150,000	171,945
Ameren Corp. 3.65%, 2/15/26	50,000	52,070
American Airlines Pass Through Trust 3.38%, 5/1/27, Series 2015-1, Class A	58,755	60,114
American Electric Power Co., Inc. 2.95%, 12/15/22, Series F	55,000	56,486
American International Group, Inc. 3.30%, 3/1/21	100,000	103,576
4.13%, 2/15/24	100,000	107,026
3.90%, 4/1/26	100,000	104,577
3.88%, 1/15/35	193,000	190,487
4.50%, 7/16/44	100,000	104,651
American Tower Corp. 3.30%, 2/15/21	120,000	123,887
3.38%, 10/15/26	150,000	149,046
3.55%, 7/15/27	200,000	199,693
American Water Capital Corp. 3.85%, 3/1/24	125,000	133,661
Ameriprise Financial, Inc. 2.88%, 9/15/26	170,000	167,979
Amgen, Inc. 3.13%, 5/1/25	145,000	147,172

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	47

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
4.40%, 5/1/45	$160,000	$167,730
4.66%, 6/15/51	100,000	108,691
Amphenol Corp. 2.20%, 4/1/20	150,000	150,790
Anadarko Petroleum Corp. 6.45%, 9/15/36	130,000	152,419
7.95%, 6/15/39	100,000	131,761
Analog Devices, Inc. 2.88%, 6/1/23	28,000	28,445
Anthem, Inc. 3.13%, 5/15/22	80,000	82,536
6.38%, 6/15/37	200,000	262,874
Aon PLC 3.88%, 12/15/25	175,000	186,657
Apache Corp. 2.63%, 1/15/23(c)	100,000	98,745
5.10%, 9/1/40	100,000	104,605
Appalachian Power Co. 7.00%, 4/1/38	80,000	113,780
Apple, Inc. 4.50%, 2/23/36	250,000	286,004
Archer-Daniels-Midland Co. 2.50%, 8/11/26	160,000	155,505
Arizona Public Service Co. 4.50%, 4/1/42	115,000	129,042
AT&T, Inc. 2.45%, 6/30/20	250,000	252,302
3.95%, 1/15/25	310,000	320,944
3.40%, 5/15/25	345,000	344,311
4.50%, 5/15/35	440,000	432,194
6.38%, 3/1/41	450,000	536,136
4.75%, 5/15/46	155,000	149,133
5.30%, 8/14/58	200,000	203,969
Autodesk, Inc. 4.38%, 6/15/25	25,000	26,925
AutoZone, Inc. 3.13%, 7/15/23	50,000	50,741
3.25%, 4/15/25	50,000	50,005
AvalonBay Communities, Inc. 2.95%, 9/15/22	100,000	102,268
Baltimore Gas & Electric Co. 2.40%, 8/15/26	190,000	182,881
Bank of America Corp. 2.25%, 4/21/20, Series L	100,000	100,588
5.70%, 1/24/22	300,000	339,502
4.00%, 4/1/24	100,000	106,327
4.20%, 8/26/24	250,000	263,517
3.95%, 4/21/25, Series L	450,000	465,149
4.45%, 3/3/26	50,000	53,252
3.82%, 1/20/28, (3.824% fixed rate until 1/20/27; 3-month USD LIBOR + 1.575% thereafter)(d)	100,000	103,245
6.11%, 1/29/37	300,000	375,183
5.88%, 2/7/42	200,000	258,804
4.44%, 1/20/48, (4.443% fixed rate until 1/20/47; 3-month USD LIBOR + 1.99% thereafter)(d)	100,000	108,395
Baxalta, Inc. 2.88%, 6/23/20	$100,000	$101,828
Baxter International, Inc. 2.60%, 8/15/26	190,000	184,472
Becton Dickinson and Co. 3.13%, 11/8/21	250,000	256,588
3.36%, 6/6/24	90,000	91,240
Berkshire Hathaway Energy Co. 3.75%, 11/15/23	125,000	133,137
Berkshire Hathaway, Inc. 4.50%, 2/11/43	250,000	280,060
Biogen, Inc. 2.90%, 9/15/20	70,000	71,691
Boeing Co. (The) 2.85%, 10/30/24	35,000	35,864
2.25%, 6/15/26	50,000	48,488
Boston Properties L.P. 4.13%, 5/15/21	175,000	185,994
Boston Scientific Corp. 3.85%, 5/15/25	300,000	314,246
Brighthouse Financial, Inc. 3.70%, 6/22/27(e)	90,000	89,216
Brixmor Operating Partnership L.P. 3.25%, 9/15/23	190,000	189,978
Broadcom Corp. 3.63%, 1/15/24(e)	100,000	103,087
Burlington Northern Santa Fe LLC 3.75%, 4/1/24	50,000	53,652
3.00%, 4/1/25	50,000	51,246
3.65%, 9/1/25	120,000	127,564
5.75%, 5/1/40	125,000	158,760
4.13%, 6/15/47	80,000	84,324
Capital One Financial Corp. 3.75%, 4/24/24	100,000	103,957
3.20%, 2/5/25	145,000	145,206
Cardinal Health, Inc. 3.41%, 6/15/27	75,000	76,056
Caterpillar Financial Services Corp. 2.40%, 8/9/26	190,000	185,108
CBOE Holdings, Inc. 1.95%, 6/28/19	55,000	55,047
CBRE Services, Inc. 4.88%, 3/1/26	35,000	38,164
CBS Corp. 3.50%, 1/15/25	150,000	153,339
4.00%, 1/15/26	50,000	52,518
CC Holdings GS V LLC 3.85%, 4/15/23	110,000	116,054
Celgene Corp. 3.88%, 8/15/25	320,000	339,210
5.00%, 8/15/45	100,000	114,636
CenterPoint Energy Houston Electric LLC 2.40%, 9/1/26, Series Z	90,000	86,964
Charter Communications Operating LLC 4.46%, 7/23/22	100,000	105,884
4.91%, 7/23/25	350,000	375,544
6.48%, 10/23/45	100,000	115,280

See Notes to Financial Statements.

48	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
Chubb INA Holdings, Inc. 2.88%, 11/3/22	$200,000	$205,592
Cigna Corp. 3.25%, 4/15/25	50,000	51,095
Cisco Systems, Inc. 2.20%, 9/20/23	100,000	99,438
2.95%, 2/28/26	200,000	202,937
Citigroup, Inc. 2.90%, 12/8/21	500,000	508,848
4.50%, 1/14/22	295,000	319,027
4.05%, 7/30/22	72,000	75,946
3.30%, 4/27/25	200,000	203,793
5.50%, 9/13/25	200,000	226,463
4.45%, 9/29/27	200,000	212,186
3.89%, 1/10/28, (3.887% fixed rate until 1/10/27; 3-month USD LIBOR + 1.563% thereafter)(d)	200,000	206,787
4.13%, 7/25/28	150,000	155,144
8.13%, 7/15/39	220,000	344,985
Columbia Property Trust Operating Partnership L.P. 4.15%, 4/1/25	150,000	155,093
Comcast Corp. 2.75%, 3/1/23	50,000	50,864
3.15%, 3/1/26	245,000	247,935
4.20%, 8/15/34	100,000	106,042
6.45%, 3/15/37	180,000	238,116
6.95%, 8/15/37	100,000	139,321
3.40%, 7/15/46	90,000	82,476
ConocoPhillips 6.50%, 2/1/39	230,000	303,686
ConocoPhillips Co. 2.40%, 12/15/22	160,000	159,628
Consolidated Edison Co. of New York, Inc. 6.75%, 4/1/38, Series 08-B	25,000	35,781
Continental Airlines Pass Through Trust 4.00%, 10/29/24, Series 2012-2, Class A	28,781	30,256
CSX Corp. 3.35%, 11/1/25	30,000	30,942
3.25%, 6/1/27	280,000	281,518
4.10%, 3/15/44	60,000	60,898
CVS Health Corp. 4.00%, 12/5/23	50,000	53,587
3.88%, 7/20/25	178,000	187,263
4.88%, 7/20/35	50,000	56,160
DDR Corp. 3.38%, 5/15/23	140,000	138,802
3.63%, 2/1/25	50,000	48,948
Dell International LLC 3.48%, 6/1/19(e)	100,000	102,244
4.42%, 6/15/21(e)	280,000	295,295
6.02%, 6/15/26(e)	80,000	89,524
Delta Air Lines, Inc. 2.88%, 3/13/20	150,000	152,501
Devon Energy Corp. 3.25%, 5/15/22	89,000	90,165
5.60%, 7/15/41	100,000	107,104
Discover Financial Services 3.75%, 3/4/25	$210,000	$212,025
Discovery Communications LLC 6.35%, 6/1/40	100,000	115,364
Dominion Energy, Inc. 4.70%, 12/1/44	100,000	111,126
Dow Chemical Co. (The) 4.25%, 11/15/20	116,000	123,258
3.50%, 10/1/24	200,000	208,822
4.63%, 10/1/44	80,000	85,440
DTE Energy Co. 3.30%, 6/15/22, Series B	150,000	154,735
Duke Energy Corp. 2.65%, 9/1/26	250,000	242,036
4.80%, 12/15/45	220,000	248,388
Duke Energy Florida LLC 3.40%, 10/1/46	84,000	80,984
Eastman Chemical Co. 3.80%, 3/15/25	38,000	39,492
4.65%, 10/15/44	100,000	106,531
Ecolab, Inc. 2.70%, 11/1/26	175,000	170,944
Enable Midstream Partners L.P. 2.40%, 5/15/19	174,000	173,301
Energy Transfer L.P. 4.65%, 6/1/21	200,000	212,887
4.75%, 1/15/26	200,000	210,893
6.13%, 12/15/45	85,000	93,339
Entergy Corp. 2.95%, 9/1/26	190,000	186,294
Entergy Louisiana LLC 4.05%, 9/1/23	175,000	189,645
Enterprise Products Operating LLC 3.90%, 2/15/24	100,000	105,353
5.95%, 2/1/41	100,000	121,062
4.85%, 8/15/42	200,000	213,422
4.90%, 5/15/46	101,000	109,727
Exelon Corp. 5.10%, 6/15/45	100,000	115,904
4.45%, 4/15/46	200,000	213,013
Exelon Generation Co. LLC 5.60%, 6/15/42	55,000	57,627
Express Scripts Holding Co. 4.75%, 11/15/21	100,000	108,936
3.00%, 7/15/23	80,000	80,654
6.13%, 11/15/41	21,000	25,504
Federal Realty Investment Trust 4.50%, 12/1/44	100,000	106,870
FedEx Corp. 3.88%, 8/1/42	220,000	214,222
4.55%, 4/1/46	40,000	42,520
Fidelity National Information Services, Inc. 5.00%, 10/15/25	51,000	57,928
Fifth Third Bancorp 4.30%, 1/16/24	$200,000	$214,662
8.25%, 3/1/38	100,000	154,443

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	49

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
FirstEnergy Corp. 2.85%, 7/15/22, Series A	$100,000	$100,445
3.90%, 7/15/27, Series B	100,000	102,365
7.38%, 11/15/31, Series C	100,000	135,348
4.85%, 7/15/47, Series C	210,000	220,046
Florida Power & Light Co. 4.05%, 10/1/44	80,000	87,325
Ford Motor Co. 7.45%, 7/16/31	150,000	192,624
4.75%, 1/15/43	105,000	101,744
Ford Motor Credit Co. LLC 8.13%, 1/15/20	100,000	113,141
5.88%, 8/2/21	200,000	223,680
4.13%, 8/4/25	200,000	205,927
Fortive Corp. 3.15%, 6/15/26	50,000	50,639
Franklin Resources, Inc. 2.85%, 3/30/25	145,000	145,903
GATX Corp. 3.25%, 3/30/25	45,000	45,152
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	250,000	272,955
General Dynamics Corp. 2.13%, 8/15/26	50,000	47,687
General Electric Co. 4.50%, 3/11/44	250,000	279,661
General Motors Co. 3.50%, 10/2/18	250,000	254,174
6.75%, 4/1/46	100,000	117,839
General Motors Financial Co., Inc. 4.00%, 1/15/25	100,000	101,452
4.30%, 7/13/25	295,000	304,760
4.00%, 10/6/26	100,000	100,359
Genpact Luxembourg Sarl 3.70%, 4/1/22(e)	130,000	132,687
Georgia Power Co. 4.30%, 3/15/42	100,000	106,088
Georgia-Pacific LLC 7.75%, 11/15/29	100,000	141,777
Gilead Sciences, Inc. 3.65%, 3/1/26	260,000	273,506
4.60%, 9/1/35	100,000	109,922
5.65%, 12/1/41	100,000	124,746
Goldman Sachs Group, Inc. (The) 3.50%, 1/23/25	550,000	560,945
4.25%, 10/21/25	200,000	209,827
3.85%, 1/26/27	150,000	154,514
6.13%, 2/15/33	40,000	50,535
6.75%, 10/1/37	200,000	264,263
6.25%, 2/1/41	100,000	132,788
Halliburton Co. 3.80%, 11/15/25	100,000	103,483
4.85%, 11/15/35	200,000	217,575
7.45%, 9/15/39	150,000	208,104
5.00%, 11/15/45	100,000	108,778
Harris Corp. 3.83%, 4/27/25	$50,000	$52,559
4.85%, 4/27/35	67,000	74,788
HCP, Inc. 2.63%, 2/1/20	150,000	151,632
4.00%, 6/1/25	100,000	104,960
Hershey Co. (The) 2.30%, 8/15/26	370,000	351,831
Hess Corp. 6.00%, 1/15/40	100,000	103,029
5.80%, 4/1/47	200,000	200,645
Hewlett Packard Enterprise Co. 4.90%, 10/15/25	100,000	106,323
6.35%, 10/15/45	160,000	170,323
Hexcel Corp. 3.95%, 2/15/27	150,000	155,920
Home Depot, Inc. (The) 3.00%, 4/1/26	80,000	81,370
4.40%, 3/15/45	150,000	165,073
3.90%, 6/15/47	230,000	237,040
Honeywell International, Inc. 2.50%, 11/1/26	115,000	111,895
HP, Inc. 4.38%, 9/15/21	180,000	192,727
Illinois Tool Works, Inc. 3.50%, 3/1/24	35,000	37,227
2.65%, 11/15/26	119,000	118,089
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 6/15/23	52,000	56,422
Intel Corp. 2.70%, 12/15/22	168,000	172,158
3.70%, 7/29/25	213,000	227,256
4.10%, 5/19/46	160,000	168,875
Intercontinental Exchange, Inc. 3.75%, 12/1/25	110,000	117,471
International Business Machines Corp. 7.00%, 10/30/25	250,000	324,479
4.70%, 2/19/46	170,000	190,413
International Flavors & Fragrances, Inc. 4.38%, 6/1/47	160,000	167,745
International Lease Finance Corp. 8.63%, 1/15/22	140,000	172,754
International Paper Co. 3.80%, 1/15/26	155,000	160,535
6.00%, 11/15/41	75,000	91,833
Jefferies Group LLC 8.50%, 7/15/19	100,000	110,965
JM Smucker Co. (The) 4.25%, 3/15/35	75,000	79,827
John Deere Capital Corp. 2.80%, 1/27/23	80,000	81,934
2.80%, 3/6/23	50,000	51,183
Johnson & Johnson 4.95%, 5/15/33	250,000	307,444
Johnson Controls International PLC 3.90%, 2/14/26	25,000	26,646

See Notes to Financial Statements.

50	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
JPMorgan Chase & Co. 3.20%, 1/25/23	$250,000	$257,407
3.38%, 5/1/23	180,000	184,926
3.13%, 1/23/25	200,000	202,004
3.30%, 4/1/26	700,000	706,876
2.95%, 10/1/26	50,000	49,290
4.13%, 12/15/26	250,000	262,919
4.25%, 10/1/27	95,000	101,298
6.40%, 5/15/38	100,000	134,925
5.63%, 8/16/43	100,000	122,444
Juniper Networks, Inc. 4.50%, 3/15/24	25,000	26,827
Kellogg Co. 4.50%, 4/1/46	60,000	63,248
Kemper Corp. 4.35%, 2/15/25	125,000	128,397
KeyCorp 5.10%, 3/24/21	90,000	98,933
Keysight Technologies, Inc. 3.30%, 10/30/19	38,000	38,608
Kilroy Realty L.P. 4.38%, 10/1/25	160,000	170,204
Kimco Realty Corp. 2.80%, 10/1/26	190,000	180,905
Kinder Morgan Energy Partners L.P. 5.63%, 9/1/41	200,000	206,920
Kinder Morgan, Inc. 6.50%, 9/15/20	150,000	167,335
4.30%, 6/1/25	150,000	157,131
7.75%, 1/15/32	150,000	193,506
5.55%, 6/1/45	100,000	106,473
KLA-Tencor Corp. 4.13%, 11/1/21	160,000	170,171
Kraft Heinz Foods Co. 2.80%, 7/2/20	150,000	152,832
5.20%, 7/15/45	250,000	272,459
Kroger Co. (The) 3.40%, 4/15/22	200,000	206,456
Lockheed Martin Corp. 4.50%, 5/15/36	115,000	128,217
4.07%, 12/15/42	120,000	124,290
Lowe’s Cos., Inc. 3.38%, 9/15/25	280,000	291,925
4.05%, 5/3/47	55,000	56,695
LYB International Finance B.V. 4.88%, 3/15/44	245,000	266,290
Macy’s Retail Holdings, Inc. 4.38%, 9/1/23	100,000	100,856
6.38%, 3/15/37	60,000	62,947
Marathon Oil Corp. 2.80%, 11/1/22	150,000	146,627
Marsh & McLennan Cos., Inc. 3.50%, 3/10/25	100,000	104,443
McDonald’s Corp. 3.70%, 1/30/26	191,000	201,414
4.88%, 12/9/45	100,000	114,284
McKesson Corp. 4.88%, 3/15/44	$100,000	$110,842
Medtronic, Inc. 3.50%, 3/15/25	347,000	366,180
MetLife, Inc. 4.37%, 9/15/23, Series D	100,000	109,843
6.40%, 12/15/36	100,000	115,500
4.13%, 8/13/42	100,000	102,927
Microsoft Corp. 4.20%, 11/3/35	250,000	278,373
MidAmerican Energy Co. 3.95%, 8/1/47	35,000	37,068
Molson Coors Brewing Co. 5.00%, 5/1/42	100,000	110,953
4.20%, 7/15/46	100,000	100,396
Monsanto Co. 3.38%, 7/15/24	100,000	102,850
4.70%, 7/15/64	25,000	25,736
Morgan Stanley 4.88%, 11/1/22	210,000	228,644
3.88%, 4/29/24, Series F	600,000	632,022
3.95%, 4/23/27	190,000	194,617
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month USD LIBOR + 1.34% thereafter)(d)	200,000	202,919
4.30%, 1/27/45	100,000	104,846
Motorola Solutions, Inc. 3.75%, 5/15/22	55,000	57,254
5.50%, 9/1/44	100,000	102,931
MPLX L.P. 4.50%, 7/15/23	90,000	95,908
Mylan N.V. 3.15%, 6/15/21	110,000	111,658
3.95%, 6/15/26	100,000	101,970
Mylan, Inc. 4.20%, 11/29/23	200,000	209,302
Nabors Industries, Inc. 5.00%, 9/15/20(c)	125,000	125,313
Nasdaq, Inc. 5.55%, 1/15/20	50,000	54,077
National Rural Utilities Cooperative Finance Corp. 2.85%, 1/27/25	175,000	176,475
Newell Brands, Inc. 4.20%, 4/1/26	200,000	213,442
NextEra Energy Capital Holdings, Inc. 2.40%, 9/15/19	40,000	40,381
NIKE, Inc. 2.38%, 11/1/26	150,000	145,609
NiSource Finance Corp. 3.49%, 5/15/27	200,000	205,053
5.65%, 2/1/45	60,000	74,871
Noble Energy, Inc. 6.00%, 3/1/41	150,000	169,416
Norfolk Southern Corp. 3.25%, 12/1/21	20,000	20,795
3.15%, 6/1/27	300,000	304,957
4.05%, 8/15/52(e)	132,000	131,385

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	51

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
Northrop Grumman Corp. 3.25%, 8/1/23	$256,000	$267,332
Northwell Healthcare, Inc. 3.98%, 11/1/46	75,000	73,537
Old Republic International Corp. 3.88%, 8/26/26	90,000	92,146
Omega Healthcare Investors, Inc. 4.50%, 4/1/27	220,000	224,581
Oncor Electric Delivery Co. LLC 2.95%, 4/1/25	169,000	170,257
ONEOK Partners L.P. 5.00%, 9/15/23	150,000	163,091
Oracle Corp. 2.50%, 10/15/22	100,000	101,336
3.90%, 5/15/35	180,000	188,530
6.50%, 4/15/38	100,000	138,747
5.38%, 7/15/40	250,000	306,435
Owens Corning 3.40%, 8/15/26	200,000	199,453
Pacific Gas & Electric Co. 6.05%, 3/1/34	200,000	261,284
4.00%, 12/1/46	45,000	47,542
PepsiCo, Inc. 2.75%, 4/30/25	145,000	146,572
3.45%, 10/6/46	100,000	96,027
Perrigo Finance Unlimited Co. 4.90%, 12/15/44	250,000	253,690
Pfizer, Inc. 5.80%, 8/12/23	100,000	119,455
4.13%, 12/15/46	150,000	161,178
Philip Morris International, Inc. 2.75%, 2/25/26(c)	180,000	178,584
Phillips 66 4.88%, 11/15/44	175,000	191,143
Plains All American Pipeline L.P. 4.65%, 10/15/25	240,000	249,513
PNC Bank NA 2.95%, 1/30/23	250,000	255,421
PPL Electric Utilities Corp. 3.95%, 6/1/47	100,000	106,004
Precision Castparts Corp. 2.50%, 1/15/23	50,000	50,576
Progress Energy, Inc. 3.15%, 4/1/22	35,000	35,917
Progressive Corp. (The) 4.13%, 4/15/47	150,000	158,929
Prudential Financial, Inc. 3.50%, 5/15/24	180,000	189,712
Puget Energy, Inc. 3.65%, 5/15/25	65,000	66,987
QUALCOMM, Inc. 3.45%, 5/20/25	280,000	290,564
4.65%, 5/20/35	80,000	88,574
QVC, Inc. 4.38%, 3/15/23	50,000	51,825
Qwest Corp. 6.75%, 12/1/21	$100,000	$109,968
Regions Financial Corp. 3.20%, 2/8/21	45,000	46,237
Republic Services, Inc. 3.20%, 3/15/25	145,000	148,248
Reynolds American, Inc. 4.45%, 6/12/25	120,000	130,163
7.25%, 6/15/37	100,000	137,884
Rockwell Collins, Inc. 4.35%, 4/15/47	225,000	237,474
Roper Technologies, Inc. 3.00%, 12/15/20	45,000	46,147
S&P Global, Inc. 4.00%, 6/15/25	44,000	46,797
Sabine Pass Liquefaction LLC 5.75%, 5/15/24	150,000	167,043
5.88%, 6/30/26	100,000	111,889
4.20%, 3/15/28	150,000	150,893
Seagate HDD Cayman 4.75%, 6/1/23	20,000	20,192
4.75%, 1/1/25	240,000	233,993
4.88%, 6/1/27	100,000	94,577
Sempra Energy 2.85%, 11/15/20	200,000	204,495
Shire Acquisitions Investments Ireland DAC 1.90%, 9/23/19	100,000	99,780
2.40%, 9/23/21	165,000	163,968
2.88%, 9/23/23	125,000	124,516
Simon Property Group L.P. 3.50%, 9/1/25	120,000	124,489
3.38%, 6/15/27	170,000	173,246
Snap-on, Inc. 3.25%, 3/1/27	140,000	144,314
Southern California Edison Co. 5.63%, 2/1/36	200,000	254,193
Southern Co. (The) 4.40%, 7/1/46	100,000	103,955
Southwest Airlines Co. 2.65%, 11/5/20	97,000	98,765
Stanley Black & Decker, Inc. 5.20%, 9/1/40	55,000	64,798
Starbucks Corp. 2.45%, 6/15/26	50,000	49,050
State Street Corp. 3.70%, 11/20/23	25,000	26,899
3.55%, 8/18/25	100,000	106,177
SunTrust Banks, Inc. 2.50%, 5/1/19	65,000	65,732
Synchrony Financial 2.70%, 2/3/20	200,000	202,061
3.70%, 8/4/26	90,000	89,134
Tanger Properties L.P. 3.13%, 9/1/26	90,000	85,755
Target Corp. 6.35%, 11/1/32	250,000	328,778

See Notes to Financial Statements.

52	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
Thermo Fisher Scientific, Inc. 4.50%, 3/1/21	$150,000	$161,720
4.10%, 8/15/47	200,000	201,602
Time Warner Cable LLC 5.00%, 2/1/20	100,000	106,254
7.30%, 7/1/38	200,000	247,366
Time Warner, Inc. 4.88%, 3/15/20	100,000	106,995
3.88%, 1/15/26	100,000	102,235
7.70%, 5/1/32	100,000	141,020
4.85%, 7/15/45	100,000	101,266
Travelers Cos., Inc. (The) 4.00%, 5/30/47	200,000	208,177
Tucson Electric Power Co. 3.05%, 3/15/25	176,000	175,309
Tyson Foods, Inc. 3.95%, 8/15/24	300,000	319,879
UDR, Inc. 2.95%, 9/1/26	90,000	87,115
Union Pacific Corp. 3.25%, 8/15/25	50,000	52,190
2.75%, 3/1/26	230,000	230,880
4.38%, 11/15/65	50,000	54,952
United Airlines Pass Through Trust 2.88%, 10/7/28, Series AA	200,000	198,660
United Technologies Corp. 4.05%, 5/4/47	60,000	61,071
UnitedHealth Group, Inc. 3.10%, 3/15/26	150,000	152,905
3.45%, 1/15/27	100,000	104,324
6.88%, 2/15/38	100,000	144,532
US Bancorp 3.60%, 9/11/24	300,000	315,289
Valero Energy Corp. 3.65%, 3/15/25	200,000	206,258
6.63%, 6/15/37	200,000	249,639
Ventas Realty L.P. 4.75%, 6/1/21	100,000	107,875
3.50%, 2/1/25	20,000	20,341
Verizon Communications, Inc. 3.00%, 11/1/21	200,000	204,917
2.95%, 3/15/22(e)	100,000	101,901
2.45%, 11/1/22	120,000	118,955
3.50%, 11/1/24	264,000	269,262
4.13%, 3/16/27	100,000	103,699
3.85%, 11/1/42	200,000	174,120
4.86%, 8/21/46	100,000	99,412
4.52%, 9/15/48	368,000	347,369
5.01%, 4/15/49	320,000	321,128
5.01%, 8/21/54	200,000	197,624
4.67%, 3/15/55	50,000	46,666
VF Corp. 6.45%, 11/1/37	51,000	69,060
Viacom, Inc. 6.88%, 4/30/36	150,000	169,871
4.38%, 3/15/43	100,000	86,216
Visa, Inc. 2.80%, 12/14/22	180,000	184,769
Voya Financial, Inc. 3.13%, 7/15/24	$150,000	$149,861
Vulcan Materials Co. 7.50%, 6/15/21	25,000	29,522
Wal-Mart Stores, Inc. 5.25%, 9/1/35	250,000	310,721
Walgreens Boots Alliance, Inc. 2.70%, 11/18/19	110,000	111,913
3.80%, 11/18/24	100,000	104,308
4.80%, 11/18/44	100,000	108,156
Walt Disney Co. (The) 3.00%, 2/13/26	100,000	101,672
1.85%, 7/30/26	50,000	46,538
Waste Management, Inc. 3.50%, 5/15/24	140,000	147,248
Wells Fargo & Co. 3.07%, 1/24/23	300,000	306,792
3.45%, 2/13/23, Series M	634,000	653,522
4.10%, 6/3/26	160,000	168,201
5.61%, 1/15/44	100,000	121,011
4.75%, 12/7/46	200,000	217,764
Welltower, Inc. 4.00%, 6/1/25	220,000	232,636
Westlake Chemical Corp. 5.00%, 8/15/46	75,000	81,824
Weyerhaeuser Co. 6.95%, 10/1/27	75,000	96,088
Whole Foods Market, Inc. 5.20%, 12/3/25	150,000	174,525
Williams Partners L.P. 4.30%, 3/4/24	100,000	106,149
4.90%, 1/15/45	130,000	132,714
WW Grainger, Inc. 4.20%, 5/15/47	150,000	155,878
Wyndham Worldwide Corp. 4.50%, 4/1/27	250,000	254,806
TOTAL CORPORATE BONDS (Cost: $67,252,022)		68,922,514
FOREIGN CORPORATE BONDS - 8.3%
Australia – 0.2%
BHP Billiton Finance USA Ltd. 3.85%, 9/30/23	200,000	217,262
5.00%, 9/30/43	45,000	53,404

Total Australia		270,666
Belgium – 0.8%
Anheuser-Busch InBev Finance, Inc. 2.63%, 1/17/23	100,000	100,813
3.65%, 2/1/26	480,000	500,135
4.70%, 2/1/36	200,000	223,358
4.90%, 2/1/46	250,000	286,146
Koninklijke Ahold Delhaize N.V. 5.70%, 10/1/40	150,000	176,943

Total Belgium		1,287,395
Brazil – 0.4%
Embraer Netherlands Finance B.V. 5.40%, 2/1/27	100,000	107,450
Embraer S.A. 5.15%, 6/15/22	100,000	107,050

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	53

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
Fibria Overseas Finance Ltd. 5.25%, 5/12/24	$200,000	$212,750
Vale Overseas Ltd. 6.25%, 8/10/26	90,000	102,465
6.88%, 11/21/36	100,000	114,850
Vale S.A. 5.63%, 9/11/42	100,000	102,250

Total Brazil		746,815
Canada – 0.9%
Barrick North America Finance LLC 5.70%, 5/30/41	100,000	121,106
Canadian National Railway Co. 2.95%, 11/21/24	40,000	41,118
Canadian Natural Resources Ltd. 3.90%, 2/1/25	60,000	61,628
6.25%, 3/15/38	177,000	208,982
Enbridge, Inc. 2.90%, 7/15/22	150,000	151,133
4.00%, 10/1/23	50,000	52,819
5.50%, 7/15/77, (5.50% fixed rate until 7/15/27; 3-month USD LIBOR + 3.418% until 7/15/47; 3-month USD LIBOR + 4.168% thereafter)(d)	50,000	50,313
Encana Corp. 3.90%, 11/15/21	50,000	51,553
6.50%, 8/15/34	100,000	114,558
Fortis, Inc. 3.06%, 10/4/26	150,000	146,993
Petro-Canada 6.80%, 5/15/38	150,000	201,041
Royal Bank of Canada 4.65%, 1/27/26	175,000	189,638
TransCanada PipeLines Ltd. 3.75%, 10/16/23	170,000	180,563

Total Canada		1,571,445
China – 0.2%
Alibaba Group Holding Ltd. 3.60%, 11/28/24	200,000	209,511
CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/24	200,000	214,708

Total China		424,219
Colombia – 0.3%
Ecopetrol S.A. 5.88%, 9/18/23	100,000	111,200
4.13%, 1/16/25	150,000	150,750
7.38%, 9/18/43	100,000	112,850
5.88%, 5/28/45	100,000	97,685

Total Colombia		472,485
France – 0.1%
Orange S.A. 9.00%, 3/1/31	100,000	153,549
Germany – 0.2%
Daimler Finance North America LLC 8.50%, 1/18/31	80,000	120,698
Deutsche Bank AG 3.38%, 5/12/21	$150,000	$153,620
Deutsche Telekom International Finance B.V. 8.75%, 6/15/30	100,000	148,850

Total Germany		423,168
Ireland – 0.1%
XLIT Ltd. 5.50%, 3/31/45	150,000	165,043
Israel – 0.2%
Teva Pharmaceutical Finance Netherlands III B.V. 1.70%, 7/19/19	100,000	97,820
2.80%, 7/21/23	200,000	188,727

Total Israel		286,547
Japan – 0.3%
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/1/26	200,000	211,478
Nomura Holdings, Inc. 6.70%, 3/4/20	100,000	110,731
Sumitomo Mitsui Financial Group, Inc. 2.63%, 7/14/26	200,000	193,785

Total Japan		515,994
Mexico – 0.8%
America Movil S.A.B. de C.V. 6.38%, 3/1/35	100,000	127,445
Grupo Televisa S.A.B. 5.00%, 5/13/45	200,000	203,864
Petroleos Mexicanos 5.50%, 1/21/21	200,000	214,650
4.50%, 1/23/26	275,000	278,369
6.63%, 6/15/35	160,000	175,200
6.50%, 6/2/41	100,000	105,900
5.63%, 1/23/46	250,000	236,000

Total Mexico		1,341,428
Netherlands – 0.6%
AerCap Ireland Capital DAC 4.25%, 7/1/20	150,000	157,711
Cooperatieve Rabobank UA 4.63%, 12/1/23	250,000	272,147
ING Groep N.V. 3.95%, 3/29/27	200,000	210,261
Shell International Finance B.V. 6.38%, 12/15/38	250,000	341,697

Total Netherlands		981,816
Norway – 0.1%
Statoil ASA 5.10%, 8/17/40	100,000	118,311
Peru – 0.2%
Southern Copper Corp. 3.88%, 4/23/25	165,000	171,560
5.88%, 4/23/45	145,000	165,530

Total Peru		337,090

See Notes to Financial Statements.

54	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
Spain – 0.2%
Telefonica Emisiones SAU 7.05%, 6/20/36	$100,000	$132,801
Telefonica Europe B.V. 8.25%, 9/15/30	100,000	142,864

Total Spain		275,665
Switzerland – 0.4%
Credit Suisse AG 5.40%, 1/14/20	100,000	107,521
3.63%, 9/9/24	250,000	262,422
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25	300,000	307,986

Total Switzerland		677,929
United Kingdom – 2.3%
AstraZeneca PLC 3.38%, 11/16/25	140,000	143,492
Barclays PLC 4.38%, 1/12/26	200,000	211,011
5.25%, 8/17/45	200,000	229,239
BP Capital Markets PLC 3.51%, 3/17/25	250,000	261,126
3.12%, 5/4/26	50,000	50,552
3.72%, 11/28/28	210,000	219,927
British Telecommunications PLC 9.13%, 12/15/30	100,000	155,067
GlaxoSmithKline Capital, Inc. 6.38%, 5/15/38	125,000	172,640
HSBC Holdings PLC 4.30%, 3/8/26	400,000	432,150
4.04%, 3/13/28, (4.041% fixed rate until 3/13/27; 3-month USD LIBOR + 1.546% thereafter)(d)	250,000	263,378
Lloyds Banking Group PLC 4.65%, 3/24/26	200,000	212,950
5.30%, 12/1/45	200,000	235,598
Reynolds American, Inc. 6.15%, 9/15/43	200,000	251,232
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25(c)	300,000	319,893
7.13%, 7/15/28	40,000	54,160
Santander UK Group Holdings PLC 3.13%, 1/8/21	75,000	76,692
Unilever Capital Corp. 3.10%, 7/30/25	200,000	204,602
Vodafone Group PLC 2.95%, 2/19/23	280,000	285,774
4.38%, 2/19/43	100,000	102,113

Total United Kingdom		3,881,596
TOTAL FOREIGN CORPORATE BONDS (Cost: $13,326,655)		13,931,161
FOREIGN GOVERNMENT AGENCIES – 0.1%
Japan – 0.1%
Japan Bank for International Cooperation 2.13%, 2/10/25, Series DTC (Cost: $194,063)	200,000	195,496
FOREIGN GOVERNMENT OBLIGATIONS – 2.6%
Colombia – 0.5%
Colombia Government International Bond 7.38%, 3/18/19	100,000	108,400
4.00%, 2/26/24	360,000	376,110
6.13%, 1/18/41	180,000	213,975
5.00%, 6/15/45	200,000	208,000

Total Colombia		906,485
Hungary – 0.1%
Hungary Government International Bond 5.38%, 3/25/24	200,000	231,035
Israel – 0.1%
Israel Government International Bond 3.15%, 6/30/23	200,000	208,393
Italy – 0.1%
Republic of Italy Government International Bond 6.88%, 9/27/23	80,000	96,436
Mexico – 1.0%
Mexico Government International Bond 3.63%, 3/15/22	160,000	168,400
4.00%, 10/2/23	156,000	165,516
7.50%, 4/8/33, Series MTNA	200,000	275,500
6.05%, 1/11/40	200,000	243,050
4.75%, 3/8/44	176,000	184,360
5.55%, 1/21/45	120,000	139,890
5.75%, 10/12/2110, Series GMTN	400,000	434,400

Total Mexico		1,611,116
Panama – 0.2%
Panama Government International Bond 8.88%, 9/30/27	185,000	270,100
Peru – 0.1%
Peruvian Government International Bond 8.75%, 11/21/33	100,000	158,000
6.55%, 3/14/37	60,000	81,750

Total Peru		239,750
Philippines – 0.3%
Philippine Government International Bond 4.20%, 1/21/24	200,000	219,934
9.50%, 2/2/30	157,000	253,975

Total Philippines		473,909
Poland – 0.1%
Republic of Poland Government International Bond 4.00%, 1/22/24	190,000	205,919
Uruguay – 0.1%
Uruguay Government International Bond 8.00%, 11/18/22	80,000	98,400
5.10%, 6/18/50	125,000	132,188

Total Uruguay		230,588
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $4,255,308)		4,473,731

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	55

Schedule of Investments (continued)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.9%
United States – 6.9%
Citigroup Commercial Mortgage Trust 2.94%, 4/10/48, Series 2015-GC29, Class A3	$65,000	$65,826
3.76%, 6/10/48, Series 2015-GC31, Class A4	340,116	362,901
3.62%, 2/10/49, Series 2016-GC36, Class A5	500,000	527,313
3.52%, 9/10/58, Series 2015-GC33, Class AAB	300,000	315,729
Commercial Mortgage Trust 4.19%, 11/10/23, Series 2013-CR13, Class A4^(d)	500,000	548,625
3.92%, 8/10/46, Series 2013-CR10, Class A3	100,000	108,007
3.50%, 8/10/47, Series 2014-CR19, Class ASB	150,000	158,497
2.80%, 11/10/47, Series 2014-CR20, Class A2	375,000	381,601
3.50%, 5/10/48, Series 2015-CR23, Class A4	50,000	52,563
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 1.87%, 11/25/19, Series K712, Class A2	24,956	25,058
3.53%, 6/25/20, Series K008, Class A2	290,601	303,298
4.19%, 12/25/20, Series K012, Class A2^(d)	50,000	53,557
2.86%, 1/25/21, Series K715, Class A2	60,000	61,916
3.97%, 1/25/21, Series K013, Class A2^(d)	200,000	213,326
2.87%, 12/25/21, Series K017, Class A2	50,000	51,843
2.51%, 11/25/22, Series K026, Class A2	250,000	255,263
2.62%, 3/25/23, Series K035, Class A1	176,141	179,560
3.30%, 4/25/23, Series K031, Class A2^(d)	270,000	286,421
2.67%, 12/25/24, Series K042, Class A2	50,000	51,123
3.06%, 12/25/24, Series K043, Class A2	199,000	208,465
3.02%, 1/25/25, Series K045, Class A2	55,000	57,449
3.33%, 5/25/25, Series K047, Class A2^(d)	200,000	213,056
3.01%, 7/25/25, Series K049, Class A2	360,000	375,096
3.15%, 11/25/25, Series K052, Class A2	125,000	131,632
2.34%, 7/25/26, Series K058, Class A1	393,227	395,670
Federal National Mortgage Association Alternative Credit Enhancement Securities 2.17%, 9/25/19, Series 2014-M10, Class ASQ2^(d)	23,410	23,641
2.72%, 2/25/22, Series 2012-M2, Class A2	48,000	49,409
2.38%, 5/25/22, Series 2012-M13, Class A2	20,000	20,313
2.30%, 9/25/22, Series 2012-M14, Class A2^(d)	50,000	50,607
3.33%, 10/25/23, Series 2013-M14, Class A2^(d)	100,000	105,708
3.50%, 1/25/24, Series 2014-M3, Class A2^(d)	110,000	117,986
3.10%, 7/25/24, Series 2014-M9, Class A2^(d)	596,000	623,079
2.30%, 10/25/24, Series 2015-M3, Class A1	41,312	41,612
2.72%, 10/25/24, Series 2015-M3, Class A2	250,000	254,378
2.14%, 5/25/26, Series 2016-M6, Class A1	192,482	190,751
3.30%, 4/25/29, Series 2017-M5, Class A2	64,000	66,460
GS Mortgage Securities Corp. 2.73%, 5/10/50, Series 2015-GC30, Class A2	100,000	101,733
GS Mortgage Securities Trust 4.24%, 8/10/46, Series 2013-GC14, Class A5	85,000	93,069
3.68%, 4/10/47, Series 2014-GC20, Class A3	92,231	95,238
4.00%, 4/10/47, Series 2014-GC20, Class A5	250,000	269,172
3.86%, 6/10/47, Series 2014-GC22, Class A5	70,000	75,042
3.67%, 9/10/47, Series 2014-GC24, Class A4	300,000	318,670
2.85%, 10/10/49, Series 2016-GS3, Class A4	182,000	182,468
3.44%, 11/10/49, Series 2016-GS4, Class A4^(d)	265,000	277,670
JP Morgan Chase Commercial Mortgage Securities Trust 3.41%, 1/15/46, Series 2013-C13, Class ASB	175,000	182,013
2.61%, 12/15/47, Series 2012-LC9, Class A4	100,000	101,831
JPMBB Commercial Mortgage Securities Trust
3.66%, 7/15/45, Series 2013- C12, Class A5	100,000	106,439
4.13%, 8/15/46, Series 2013- C14, Class A4^(d)	95,000	103,345
Morgan Stanley Bank of America Merrill Lynch Trust
3.48%, 11/15/45, Series 2012-C6, Class AS	100,000	104,336
3.53%, 12/15/47, Series 2014-C19, Class A4	365,167	384,288
3.07%, 2/15/48, Series 2015- C20, Class ASB	250,000	259,100
3.25%, 2/15/48, Series 2015- C20, Class A4	200,000	206,775
3.31%, 4/15/48, Series 2015- C22, Class A4	95,000	98,720
3.72%, 7/15/50, Series 2015- C23, Class A4	175,000	186,743
Morgan Stanley Capital I Trust
3.77%, 3/15/45, Series 2012- C4, Class AS	280,000	293,502
Wells Fargo Commercial Mortgage Trust
3.64%, 6/15/48, Series 2015- C29, Class A4	250,000	265,005
3.70%, 11/15/48, Series 2015- C31, Class A4	100,000	106,444
WFRBS Commercial Mortgage Trust
4.15%, 8/15/46, Series 2013- C15, Class A4^(d)	200,000	217,859
4.42%, 9/15/46, Series 2013- C16, Class A5	100,000	110,538
3.03%, 12/15/46, Series 2013- C18, Class A2	25,000	25,355
4.02%, 12/15/46, Series 2013- C17, Class A4	60,000	65,075
4.10%, 3/15/47, Series 2014- C19, Class A5	25,000	27,107
3.41%, 8/15/47, Series 2014- C21, Class A4	225,000	235,633
3.43%, 11/15/47, Series 2014- C25, Class A3	40,000	41,599
3.63%, 11/15/47, Series 2014- C25, Class A5	100,000	105,666
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $11,493,259)		11,568,174

See Notes to Financial Statements.

56	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2017

Investments	Principal Amount	Value
MUNICIPAL BONDS – 0.7%
United States – 0.7%
Commonwealth of Massachusetts 5.46%, 12/1/39	$45,000	$57,954
Illinois State Toll Highway Authority 6.18%, 1/1/34	50,000	64,896
Metropolitan Transportation Authority of New York City 5.87%, 11/15/39	50,000	64,818
Metropolitan Water Reclamation Dist. of Greater Chicago 5.72%, 12/1/38	50,000	62,931
New Jersey Turnpike Authority 7.41%, 1/1/40	100,000	153,235
Ohio State University (The) 3.80%, 12/1/46, Series A	50,000	52,902
Port Authority of New York & New Jersey 4.96%, 8/1/46, Series 181	100,000	126,934
State of California 7.60%, 11/1/40	150,000	239,508
State of Illinois 4.95%, 6/1/23	110,000	114,429
5.10%, 6/1/33	120,000	119,762
State of Washington 5.14%, 8/1/40	50,000	62,964
TOTAL MUNICIPAL BONDS (Cost: $1,068,844)		1,120,333

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
United States – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.00%(f)
(Cost: $335,455)(g)	335,455	335,455
TOTAL INVESTMENTS IN SECURITIES – 99.4% (Cost: $164,182,987)		167,119,529
Other Assets less Liabilities - 0.6%		985,893

NET ASSETS – 100.0%		$168,105,422

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2017.

(b)	To-be-announced (“TBA”) security (See Note 2).

(c)	Security, or portion thereof, was on loan at August 31, 2017 (See Note 2).

(d)	Rate shown reflects the accrual rate as of August 31, 2017 on securities with variable or step rates.

(e)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2017.

(g)	At August 31, 2017, the total market value of the Fund’s securities on loan was $327,865 and the total market value of the collateral held by the Fund was $335,455.

3-month USD LIBOR – 3-month USD London Interbank Offered Rate as of August 31, 2017 is 1.318%.

LIBOR – London Interbank Offered Rate as of August 31, 2017 is 1.176%.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	57

Schedule of Investments

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2017

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 5.4%
Federal National Mortgage Association – 5.4%
Federal National Mortgage Association 2.50%, 9/1/32(a)
(Cost: $271,182)	$268,000	$271,182
U.S. GOVERNMENT OBLIGATIONS – 17.9%
U.S. Treasury Notes – 17.9%
U.S. Treasury Note 1.50%, 8/15/20	400,000	400,796
1.63%, 8/31/22	500,000	498,047
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $898,844)		898,843
CORPORATE BONDS – 63.1%
United States – 63.1%
AbbVie, Inc. 1.80%, 5/14/18	100,000	100,119
American Express Credit Corp. 2.60%, 9/14/20, Series F	24,000	24,451
2.25%, 5/5/21	76,000	76,401
American International Group, Inc. 3.30%, 3/1/21	97,000	100,468
Amgen, Inc. 2.20%, 5/22/19	47,000	47,287
3.88%, 11/15/21	49,000	51,992
AT&T, Inc. 2.38%, 11/27/18	21,000	21,146
3.00%, 2/15/22	78,000	79,077
Bank of America Corp. 5.63%, 7/1/20	90,000	98,587
Bank of New York Mellon Corp. (The) 2.05%, 5/3/21	101,000	100,948
BB&T Corp. 2.05%, 5/10/21	41,000	41,069
Capital One Financial Corp. 4.75%, 7/15/21	56,000	60,857
Celgene Corp. 2.88%, 8/15/20	93,000	95,433
Citigroup, Inc. 2.65%, 10/26/20	97,000	98,432
Coca-Cola Co. (The) 3.30%, 9/1/21	59,000	62,214
CVS Health Corp. 1.90%, 7/20/18	100,000	100,289
Dow Chemical Co. (The) 4.25%, 11/15/20	94,000	99,881
Ecolab, Inc. 4.35%, 12/8/21	53,000	57,718
Enterprise Products Operating LLC 2.55%, 10/15/19	98,000	98,871
Express Scripts Holding Co. 4.75%, 11/15/21	60,000	65,362
Fidelity National Information Services, Inc. 3.63%, 10/15/20	51,000	53,388
General Mills, Inc. 5.65%, 2/15/19	93,000	98,040

HP, Inc. 4.30%, 6/1/21	$93,000	$99,133
HSBC Finance Corp. 6.68%, 1/15/21	56,000	63,723
Huntington Bancshares, Inc. 3.15%, 3/14/21	80,000	82,403
Intercontinental Exchange, Inc. 2.75%, 12/1/20	44,000	45,008
JPMorgan Chase & Co. 4.63%, 5/10/21	36,000	39,057
4.35%, 8/15/21	56,000	60,388
KeyCorp 2.90%, 9/15/20	67,000	68,640
L3 Technologies, Inc. 5.20%, 10/15/19	93,000	99,196
Medtronic, Inc. 3.15%, 3/15/22	79,000	82,407
Oracle Corp. 2.80%, 7/8/21	69,000	71,273
PepsiCo, Inc. 2.15%, 10/14/20	51,000	51,611
State Street Corp. 2.55%, 8/18/20	33,000	33,733
SunTrust Banks, Inc. 2.90%, 3/3/21	88,000	90,067
Synchrony Financial 3.00%, 8/15/19	85,000	86,271
Sysco Corp. 1.90%, 4/1/19	100,000	100,117
Target Corp. 2.90%, 1/15/22	73,000	75,551
Time Warner, Inc. 4.88%, 3/15/20	93,000	99,506
Toyota Motor Credit Corp. 1.90%, 4/8/21	92,000	91,855
UnitedHealth Group, Inc. 2.70%, 7/15/20	63,000	64,585
US Bancorp 2.35%, 1/29/21	48,000	48,634
Wells Fargo & Co. 2.50%, 3/4/21	84,000	84,897
TOTAL CORPORATE BONDS (Cost: $3,155,441)		3,170,085
FOREIGN CORPORATE BONDS – 3.8%
Chile – 1.8%
Celulosa Arauco y Constitucion S.A. 7.25%, 7/29/19	86,000	94,074
Israel – 2.0%
Teva Pharmaceutical Finance Netherlands III B.V. 1.40%, 7/20/18	100,000	99,281
TOTAL FOREIGN CORPORATE BONDS (Cost: $193,619)		193,355

See Notes to Financial Statements.

58	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2017

Investments	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS – 1.4%
Mexico – 1.4%
Mexico Government International Bond 8.13%, 12/30/19
(Cost: $71,338)	$62,000	$72,153
COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.1%
United States – 6.1%
COMM Mortgage Trust 3.80%, 8/10/46, Series 2013-CR10, Class ASB	80,000	84,575
Morgan Stanley Bank of America Merrill Lynch Trust 2.70%, 12/15/48, Series 2013-C8, Class ASB	50,000	50,874
Wells Fargo Commercial Mortgage Trust 2.53%, 10/15/45, Series 2012-LC5, Class ASB	50,000	50,556
2.63%, 5/15/48, Series 2015-NXS1, Class A2	69,000	69,949
WFRBS Commercial Mortgage Trust 2.45%, 12/15/45, Series 2012-C10, Class ASB	50,000	50,511
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $305,542)		306,465
TOTAL INVESTMENTS IN SECURITIES – 97.7% (Cost: $4,895,966)		4,912,083
Other Assets less Liabilities – 2.3%		113,105

NET ASSETS – 100.0%		$5,025,188
(a)	To-be-announced (“TBA”) security (See Note 2).

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	59

Schedule of Investments

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

August 31, 2017

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 99.8%
U.S. Treasury Notes – 99.8%
U.S. Treasury Floating Rate Note 1.19%, 10/31/18, (USBMMY3M + 0.17%)*	$338,000	$338,779
1.16%, 1/31/19, (USBMMY3M + 0.14%)*	338,000	338,625
1.09%, 4/30/19, (USBMMY3M + 0.07%)*	338,000	338,197
1.08%, 7/31/19, (USBMMY3M + 0.06%)*	235,000	235,022
TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $1,249,456)		1,250,623
Other Assets less of Liabilities – 0.2%		2,966

NET ASSETS – 100.0%		$1,253,589
*	Floating rate note. Coupon shown is in effect at August 31, 2017. Date represents the ultimate maturity date.

USBMMY3M – U.S. Treasury 3-month Treasury Bill Money Market Yield at August 31, 2017 is 1.023%.

See Notes to Financial Statements.

60	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2017

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 87.7%
Argentina – 2.7%
Pampa Energia S.A. 7.50%, 1/24/27(a)	$600,000	$645,000
YPF S.A. 8.75%, 4/4/24(a)	630,000	730,800

Total Argentina		1,375,800
Brazil – 14.8%
Braskem America Finance Co. 7.13%, 7/22/41, Reg S	1,170,000	1,323,562
Marfrig Holdings Europe B.V. 8.00%, 6/8/23(a)	340,000	350,982
Petrobras Global Finance B.V. 5.38%, 1/27/21	1,247,000	1,293,139
4.38%, 5/20/23	640,000	629,635
6.25%, 3/17/24	1,170,000	1,240,024
5.63%, 5/20/43	200,000	175,250
6.85%, 6/5/2115	160,000	150,260
Raizen Fuels Finance S.A. 5.30%, 1/20/27(a)	300,000	315,750
Suzano Trading Ltd. 5.88%, 1/23/21, Reg S	400,000	432,520
Ultrapar International S.A. 5.25%, 10/6/26, Reg S(b)	550,000	568,563
Vale Overseas Ltd. 4.38%, 1/11/22	449,000	474,122
6.25%, 8/10/26	530,000	603,405

Total Brazil		7,557,212
Chile – 2.3%
Cencosud S.A. 4.88%, 1/20/23, Reg S	551,000	587,504
GNL Quintero S.A. 4.63%, 7/31/29(a)	360,000	379,350
Itau CorpBanca 3.88%, 9/22/19, Reg S	200,000	207,100

Total Chile		1,173,954
China – 5.8%
Baidu, Inc. 2.75%, 6/9/19	400,000	403,750
China Overseas Finance Cayman V Ltd. 3.95%, 11/15/22, Series A, Reg S	380,000	398,557
China Overseas Finance Cayman VI Ltd. 4.25%, 5/8/19, Reg S	350,000	360,719
CITIC Ltd. 6.38%, 4/10/20, Reg S	250,000	272,812
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	500,000	504,375
Country Garden Holdings Co., Ltd. 7.25%, 4/4/21, Reg S	380,000	394,725
CRCC Yuxiang Ltd. 3.50%, 5/16/23, Reg S	590,000	607,759

Total China		2,942,697

Colombia – 3.5%
Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.88%, 4/21/25(a)(b)	$720,000	$764,100
Ecopetrol S.A. 5.88%, 9/18/23	350,000	389,200
5.88%, 5/28/45	390,000	381,459
SURA Asset Management S.A. 4.38%, 4/11/27(a)	250,000	253,750

Total Colombia		1,788,509
Guatemala – 0.7%
Comcel Trust via Comunicaciones Celulares S.A. 6.88%, 2/6/24(a)	330,000	352,688
Hong Kong – 10.4%
AIA Group Ltd. 3.20%, 3/11/25(a)	470,000	473,780
Bank of East Asia Ltd. (The) 4.25%, 11/20/24, Reg S, (4.25% fixed rate until 11/20/19; 5-year CMT + 2.70% thereafter)(c)	670,000	686,565
Goodman HK Finance 4.38%, 6/19/24, Reg S	800,000	846,477
Hutchison Whampoa International 11 Ltd. 4.63%, 1/13/22, Reg S	365,000	396,709
Hutchison Whampoa International 12 II Ltd. 3.25%, 11/8/22, Reg S	1,450,000	1,498,754
PCCW-HKT Capital No.5 Ltd. 3.75%, 3/8/23, Reg S	600,000	626,445
Prosperous Ray Ltd. 3.00%, 11/12/18, Reg S	760,000	766,607

Total Hong Kong		5,295,337
India – 2.3%
ICICI Bank Ltd. 3.13%, 8/12/20, Reg S	250,000	253,437
ONGC Videsh Ltd. 4.63%, 7/15/24, Reg S	270,000	291,600
Reliance Industries Ltd. 4.13%, 1/28/25, Reg S	600,000	629,779

Total India		1,174,816
Indonesia – 3.6%
Listrindo Capital B.V. 4.95%, 9/14/26(a)(b)	250,000	253,438
Pertamina Persero PT 5.63%, 5/20/43, Reg S	460,000	494,276
Perusahaan Gas Negara Persero Tbk 5.13%, 5/16/24, Reg S	660,000	718,162
Perusahaan Listrik Negara PT 4.13%, 5/15/27(a)	380,000	383,562

Total Indonesia		1,849,438
Kazakhstan – 2.3%
KazMunayGas National Co. JSC 6.38%, 4/9/21, Reg S	1,067,000	1,178,501

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	61

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2017

Investments	Principal Amount	Value

Kuwait – 0.6%
Equate Petrochemical B.V. 3.00%, 3/3/22, Reg S	$280,000	$279,475
Luxembourg – 0.7%
Millicom International Cellular S.A. 6.00%, 3/15/25, Reg S	330,000	353,100
Malaysia – 1.2%
CIMB Bank Bhd 3.26%, 3/15/22, Reg S	250,000	256,250
Gohl Capital Ltd. 4.25%, 1/24/27, Reg S	340,000	355,513

Total Malaysia		611,763
Mexico – 5.5%
Banco Mercantil del Norte S.A. 7.63%, 1/10/28, (7.625% fixed rate until 1/6/28; 10-year CMT + 5.353% thereafter)(a)(c)	490,000	528,588
BBVA Bancomer S.A. 6.75%, 9/30/22, Reg S(b)	550,000	627,027
Cemex S.A.B. de C.V. 6.13%, 5/5/25, Reg S	250,000	269,375
Grupo Bimbo S.A.B. de C.V. 4.50%, 1/25/22, Reg S	588,000	633,688
Mexichem S.A.B. de C.V. 4.88%, 9/19/22, Reg S(b)	700,000	749,000

Total Mexico		2,807,678
Morocco – 2.1%
OCP S.A. 5.63%, 4/25/24, Reg S	1,000,000	1,083,750
Peru – 2.7%
BBVA Banco Continental S.A. 5.25%, 9/22/29, (5.25% fixed rate until 9/22/24; 5-year CMT + 2.75% thereafter)(a)(c)	90,000	97,875
Southern Copper Corp. 5.25%, 11/8/42	1,210,000	1,278,667

Total Peru		1,376,542
Poland – 0.6%
Powszechna Kasa Oszczednosci Bank Polski S.A. via PKO Finance AB 4.63%, 9/26/22, Reg S	270,000	290,925
Qatar – 1.3%
Ooredoo International Finance Ltd. 4.75%, 2/16/21, Reg S	636,000	678,930
Russia – 10.8%
Borets Finance DAC 6.50%, 4/7/22(a)	250,000	266,563
Gazprom OAO Via Gaz Capital S.A. 6.00%, 1/23/21, Reg S	570,000	617,737
Lukoil International Finance B.V. 6.13%, 11/9/20, Reg S	373,000	407,969
4.75%, 11/2/26, Reg S	1,180,000	1,231,625

MMC Norilsk Nickel OJSC via MMC Finance DAC 6.63%, 10/14/22, Reg S	$280,000	$314,825
Phosagro OAO via Phosagro Bond Funding DAC 3.95%, 11/3/21(a)	250,000	253,594
Rosneft Oil Co. via Rosneft International Finance Ltd. 4.20%, 3/6/22, Reg S	500,000	504,375
Sberbank of Russia Via SB Capital S.A. 5.50%, 2/26/24, Reg S, (5.50% fixed rate until 2/26/19; 5-year CMT + 4.023% thereafter)(c)	500,000	512,500
Severstal OAO via Steel Capital S.A. 5.90%, 10/17/22, Reg S	477,000	525,296
VimpelCom Holdings B.V. 7.50%, 3/1/22, Reg S	200,000	230,500
5.95%, 2/13/23, Reg S	600,000	649,500

Total Russia		5,514,484
Singapore – 3.5%
BOC Aviation Ltd. 3.00%, 3/30/20(a)	350,000	352,917
Oversea-Chinese Banking Corp. Ltd. 4.25%, 6/19/24, Reg S	1,080,000	1,139,465
Puma International Financing S.A. 6.75%, 2/1/21, Reg S	300,000	310,515

Total Singapore		1,802,897
South Africa – 0.6%
Myriad International Holdings B.V. 5.50%, 7/21/25, Reg S	270,000	296,494
South Korea – 5.0%
GS Caltex Corp. 3.00%, 6/12/22(a)	250,000	251,250
KEB Hana Bank 4.25%, 10/14/24, Reg S	850,000	888,648
Shinhan Bank Co., Ltd. 3.88%, 3/24/26(a)	1,400,000	1,426,453

Total South Korea		2,566,351
Turkey – 3.7%
TC Ziraat Bankasi A/S 4.75%, 4/29/21, Reg S	300,000	306,375
Turk Telekomunikasyon A/S 4.88%, 6/19/24, Reg S	450,000	461,250
Turkiye Garanti Bankasi A/S 5.25%, 9/13/22, Reg S	250,000	260,000
Turkiye Is Bankasi 5.50%, 4/21/22, Reg S	300,000	308,007
Turkiye Vakiflar Bankasi TAO 6.88%, 2/3/25, Reg S, (6.875% fixed rate until 2/3/20; 5-year USD swap + 5.439% thereafter)(c)	250,000	256,250
Yapi ve Kredi Bankasi A/S 5.75%, 2/24/22, Reg S	300,000	310,500

Total Turkey		1,902,382

See Notes to Financial Statements.

62	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2017

Investments	Principal Amount	Value

United Arab Emirates – 1.0%
DP World Ltd. 6.85%, 7/2/37, Reg S	$400,000	$496,500
TOTAL FOREIGN CORPORATE BONDS (Cost: $42,561,270)		44,750,223
FOREIGN GOVERNMENT AGENCIES – 5.1%
Argentina – 2.7%
City of Buenos Aires Argentina 7.50%, 6/1/27, Series 144A(a)	350,000	385,000
Provincia de Buenos Aires 9.13%, 3/16/24(a)	610,000	707,600
Provincia de Neuquen Argentina 7.50%, 4/27/25(a)	250,000	257,500

Total Argentina		1,350,100
India – 0.5%
Export-Import Bank of India 4.00%, 1/14/23, Series EMTN, Reg S	250,000	263,182
Indonesia – 0.5%
Lembaga Pembiayaan Ekspor Indonesia 3.88%, 4/6/24, Series EMTN, Reg S	250,000	256,562
United Arab Emirates – 1.4%
MDC-GMTN B.V. 5.50%, 4/20/21, Reg S	666,000	735,930
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $2,521,759)		2,605,774
FOREIGN GOVERNMENT OBLIGATIONS – 2.0%
Ecuador – 0.5%
Ecuador Government International Bond 10.75%, 3/28/22(a)	250,000	275,312
Ghana – 0.5%
Ghana Government International Bond 10.75%, 10/14/30(a)	200,000	259,250
Honduras – 0.5%
Honduras Government International Bond 8.75%, 12/16/20(a)	200,000	230,250
Senegal – 0.5%
Senegal Government International Bond 6.25%, 5/23/33(a)	250,000	258,125
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $995,358)		1,022,937

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
United States – 1.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.00%(d)
(Cost: $725,258)(e)	725,258	725,258
TOTAL INVESTMENTS IN SECURITIES – 96.2% (Cost: $46,803,645)		49,104,192
Other Assets less Liabilities – 3.8%		1,930,994

NET ASSETS – 100.0%		$51,035,186
(a)	This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2017 (See Note 2).

(c)	Rate shown reflects the accrual rate as of August 31, 2017 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2017.

(e)	At August 31, 2017, the total market value of the Fund’s securities on loan was $698,761 and the total market value of the collateral held by the Fund was $725,258.

10-year CMT – U.S. Treasury Yield Curve 10-year Treasury Note Constant Maturity rate at August 31, 2017 is 2.120%.

5-year CMT – U.S. Treasury Yield Curve 5-year Treasury Note Constant Maturity rate at August 31, 2017 is 1.700%.

5-year USD swap – 5-year USD swap rate at August 31, 2017 is 1.762%.

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)
Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	41	12/19/17	$(5,206,359)	$4,485
Ultra 10 Year U.S. Treasury Note	11	12/19/17	(1,501,844)	1,031
			$(6,708,203)	$5,516
Long Exposure
2 Year U.S. Treasury Note	30	12/29/17	$6,489,375	$(1,875)
U.S. Treasury Long Bond	1	12/19/17	156,094	(94)
			$6,645,469	$(1,969)
Total - Net			$(62,734)	$3,547
[1]	“Notional Amount” represents the current notional value of the futures contract.

†	As of August 31, 2017, cash collateral posted by the Fund with the broker for futures contracts was $69,000.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	63

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2017

Investments	Principal Amount†		Value

FOREIGN GOVERNMENT AGENCIES – 2.2%
South Africa - 0.4%
Landwirtschaftliche Rentenbank 8.25%, 5/23/22, Reg S	12,250,000	ZAR	$965,439
Turkey – 1.8%
Kreditanstalt fuer Wiederaufbau 9.25%, 5/22/20, Reg S	5,100,000	TRY	1,452,796
9.75%, 2/17/21	1,000,000	TRY	290,959
Landwirtschaftliche Rentenbank 5.63%, 2/27/18, Reg S	10,000,000	TRY	2,838,916

Total Turkey			4,582,671
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $6,322,319)			5,548,110
FOREIGN GOVERNMENT OBLIGATIONS - 90.9%
Argentina – 2.8%
Argentine Bonos del Tesoro 18.20%, 10/3/21	38,000,000	ARS	2,245,111
16.00%, 10/17/23	45,805,000	ARS	2,639,490
15.50%, 10/17/26	38,000,000	ARS	2,282,000

Total Argentina			7,166,601
Brazil – 10.5%
Brazil Letras do Tesouro Nacional 10.92%, 1/1/18(a)	2,856,000	BRL	885,976
9.32%, 7/1/19(a)	42,900,000	BRL	11,836,839
Brazil Notas do Tesouro Nacional 10.00%, 1/1/21, Series F	16,363,000	BRL	5,325,846
10.00%, 1/1/23, Series F	11,375,000	BRL	3,664,025
10.00%, 1/1/25, Series F	10,574,000	BRL	3,378,121
10.00%, 1/1/27, Series F	4,500,000	BRL	1,426,193
Brazilian Government International Bond 12.50%, 1/5/22	929,000	BRL	335,266

Total Brazil			26,852,266
Chile – 3.0%
Bonos de la Tesoreria de la Republica en pesos 4.50%, 2/28/21	500,000,000	CLP	821,896
4.50%, 3/1/21	1,500,000,000	CLP	2,466,213
4.50%, 3/1/26	1,300,000,000	CLP	2,095,389
5.00%, 3/1/35	1,400,000,000	CLP	2,255,354

Total Chile			7,638,852
China – 3.1%
China Government Bond 3.09%, 11/22/18	4,000,000	CNH	602,628
3.09%, 6/29/20, Reg S	9,500,000	CNY	1,417,111
2.48%, 12/1/20	11,500,000	CNY	1,676,666
2.36%, 8/18/21, Reg S	11,000,000	CNY	1,582,539
3.10%, 6/29/22	10,000,000	CNY	1,472,177
3.16%, 6/27/23	8,500,000	CNY	1,247,286

Total China			7,998,407
Colombia – 4.8%
Colombia Government International Bond 7.75%, 4/14/21	2,209,000,000	COP	805,634
Colombian TES 7.00%, 5/4/22, Series B	10,764,200,000	COP	3,803,796

10.00%, 7/24/24, Series B	8,403,300,000	COP	$3,429,969
6.00%, 4/28/28, Series B	13,755,400,000	COP	4,391,095

Total Colombia			12,430,494
Hungary – 3.0%
Hungary Government Bond 6.50%, 6/24/19, Series 19/A	477,600,000	HUF	2,074,482
7.50%, 11/12/20, Series 20/A	186,690,000	HUF	881,293
7.00%, 6/24/22, Series 22/A	254,400,000	HUF	1,243,712
6.00%, 11/24/23, Series 23/A	287,780,000	HUF	1,382,193
5.50%, 6/24/25, Series 25/B	450,000,000	HUF	2,118,151
3.00%, 10/27/27, Series 27/A	10,000,000	HUF	39,179

Total Hungary			7,739,010
India – 6.3%
India Government Bond 8.27%, 6/9/20	103,000,000	INR	1,686,798
7.80%, 4/11/21	100,000,000	INR	1,632,114
7.68%, 12/15/23	200,000,000	INR	3,298,382
8.40%, 7/28/24	134,000,000	INR	2,281,534
7.59%, 3/20/29	100,000,000	INR	1,641,997
7.88%, 3/19/30	100,000,000	INR	1,674,977
9.20%, 9/30/30	223,000,000	INR	4,076,095

Total India			16,291,897
Indonesia – 8.7%
Indonesia Treasury Bond 7.00%, 5/15/22, Series FR61	45,850,000,000	IDR	3,547,344
8.38%, 3/15/24, Series FR70	45,000,000,000	IDR	3,672,802
8.38%, 9/15/26, Series FR56	47,091,000,000	IDR	3,916,015
9.00%, 3/15/29, Series FR71	9,130,000,000	IDR	794,001
8.75%, 5/15/31, Series FR73	37,533,000,000	IDR	3,224,569
8.25%, 6/15/32, Series FR58	61,064,000,000	IDR	4,881,088
8.75%, 2/15/44, Series FR67	27,019,000,000	IDR	2,248,146

Total Indonesia			22,283,965
Malaysia – 3.1%
Malaysia Government Bond 4.38%, 11/29/19, Series 0902	7,537,000	MYR	1,802,844
3.49%, 3/31/20, Series 0612	2,954,000	MYR	692,720
4.16%, 7/15/21, Series 0111	4,388,000	MYR	1,050,633
3.42%, 8/15/22, Series 0112	6,468,000	MYR	1,494,628
4.18%, 7/15/24, Series 0114	4,840,000	MYR	1,152,057
4.39%, 4/15/26, Series 0311	3,739,000	MYR	897,842
4.50%, 4/15/30, Series 0310	2,333,000	MYR	554,228
4.25%, 5/31/35, Series 0415	1,600,000	MYR	366,229

Total Malaysia			8,011,181
Mexico – 4.8%
Mexican Bonos 8.50%, 12/13/18, Series M 10	9,943,000	MXN	569,587
5.00%, 12/11/19, Series M	24,394,000	MXN	1,320,727
6.50%, 6/10/21, Series M	8,000,000	MXN	446,108
6.50%, 6/9/22, Series M	13,487,000	MXN	750,555
10.00%, 12/5/24, Series M 20	42,448,000	MXN	2,828,477
7.50%, 6/3/27, Series M 20	15,269,000	MXN	899,190
8.50%, 5/31/29, Series M 20	11,993,000	MXN	759,514
7.75%, 5/29/31, Series M	20,133,000	MXN	1,204,721
7.75%, 11/23/34, Series M	5,719,000	MXN	342,689
10.00%, 11/20/36, Series M 30	10,452,000	MXN	762,104
8.50%, 11/18/38, Series M 30	15,854,000	MXN	1,020,032
7.75%, 11/13/42, Series M	14,142,000	MXN	846,080

See Notes to Financial Statements.

64	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2017

Investments	Principal Amount†		Value

8.00%, 11/7/47, Series M	10,000,000	MXN	$616,054

Total Mexico			12,365,838
Peru – 3.1%
Peruvian Government International Bond 7.84%, 8/12/20, Reg S	2,561,000	PEN	877,559
5.70%, 8/12/24, Reg S	3,640,000	PEN	1,181,665
8.20%, 8/12/26, Reg S	5,013,000	PEN	1,877,955
6.95%, 8/12/31, Reg S	6,526,000	PEN	2,276,836
6.90%, 8/12/37, Reg S	5,125,000	PEN	1,741,602

Total Peru			7,955,617
Philippines – 3.0%
Philippine Government International Bond 4.95%, 1/15/21	119,000,000	PHP	2,387,674
3.90%, 11/26/22	88,000,000	PHP	1,698,295
6.25%, 1/14/36	168,000,000	PHP	3,725,516

Total Philippines			7,811,485
Poland – 6.0%
Republic of Poland Government Bond 2.50%, 7/25/18, Series 0718	2,728,000	PLN	771,893
3.25%, 7/25/19, Series 0719	7,000,000	PLN	2,014,728
5.50%, 10/25/19, Series 1019	3,239,000	PLN	976,268
1.50%, 4/25/20, Series 0420	5,000,000	PLN	1,382,367
5.25%, 10/25/20, Series 1020	5,229,000	PLN	1,602,766
5.75%, 10/25/21, Series 1021	2,360,000	PLN	747,547
2.25%, 4/25/22, Series 0422	550,000	PLN	151,714
5.75%, 9/23/22, Series 0922	6,926,000	PLN	2,223,321
4.00%, 10/25/23, Series 1023	8,046,000	PLN	2,406,662
3.25%, 7/25/25, Series 0725	4,316,000	PLN	1,223,358
2.50%, 7/25/26, Series 0726	2,271,000	PLN	602,513
2.50%, 7/25/27, Series 0727	5,135,000	PLN	1,342,869

Total Poland			15,446,006
Romania – 3.0%
Romania Government Bond 5.60%, 11/28/18, Series 5Y	3,560,000	RON	976,026
2.50%, 4/29/19, Series 3Y	3,500,000	RON	925,279
5.75%, 4/29/20, Series 7Y	4,720,000	RON	1,350,087
3.25%, 3/22/21, Series 5Y	1,470,000	RON	393,147
5.95%, 6/11/21, Series 10Y	5,280,000	RON	1,545,038
5.85%, 4/26/23, Series 10Y	4,540,000	RON	1,344,705
4.75%, 2/24/25, Series 10Y	1,755,000	RON	488,878
5.80%, 7/26/27, Series 15Y	2,500,000	RON	746,423

Total Romania			7,769,583
Russia – 10.4%
Russian Federal Bond – OFZ 7.50%, 2/27/19, Series 6208	60,673,000	RUB	1,046,564
6.70%, 5/15/19, Series 6216	90,720,000	RUB	1,547,309
6.80%, 12/11/19, Series 6210	240,000,000	RUB	4,070,226
7.60%, 4/14/21, Series 6205	219,964,000	RUB	3,792,320
7.60%, 7/20/22, Series 6209	213,125,000	RUB	3,683,769
7.00%, 1/25/23, Series 6211	143,144,000	RUB	2,397,627
7.00%, 8/16/23, Series 6215	21,950,000	RUB	368,892
7.05%, 1/19/28, Series 6212	418,715,000	RUB	6,967,720
8.50%, 9/17/31, Series 6218	110,000,000	RUB	2,031,444
7.70%, 3/23/33, Series 6221	50,000,000	RUB	852,604

Total Russia			26,758,475

South Africa – 4.8%
Republic of South Africa Government Bond 10.50%, 12/21/26, Series R186	26,702,000	ZAR	$2,306,593
8.00%, 1/31/30, Series 2030	15,976,000	ZAR	1,128,721
7.00%, 2/28/31, Series R213	45,697,000	ZAR	2,922,143
6.25%, 3/31/36, Series R209	3,156,600	ZAR	173,804
8.50%, 1/31/37, Series 2037	14,000,000	ZAR	964,840
6.50%, 2/28/41, Series R214	41,303,000	ZAR	2,241,691
8.75%, 1/31/44, Series 2044	23,000,000	ZAR	1,588,797
8.75%, 2/28/48, Series 2048	13,100,000	ZAR	907,055

Total South Africa			12,233,644
Thailand – 6.2%
Thailand Government Bond 3.88%, 6/13/19	25,750,000	THB	808,198
2.55%, 6/26/20	82,422,000	THB	2,552,446
3.65%, 12/17/21	118,670,000	THB	3,863,578
3.63%, 6/16/23	61,669,000	THB	2,036,685
3.85%, 12/12/25	57,480,000	THB	1,942,588
3.58%, 12/17/27	16,086,000	THB	533,545
4.88%, 6/22/29	83,602,000	THB	3,118,414
3.40%, 6/17/36	30,000,000	THB	968,196

Total Thailand			15,823,650
Turkey – 4.3%
Turkey Government Bond 8.50%, 7/10/19	3,066,000	TRY	852,518
10.50%, 1/15/20	1,456,000	TRY	418,301
9.40%, 7/8/20	4,000,000	TRY	1,120,343
9.50%, 1/12/22	9,114,000	TRY	2,551,355
8.50%, 9/14/22	5,914,000	TRY	1,585,323
8.00%, 3/12/25	17,362,000	TRY	4,436,612

Total Turkey			10,964,452
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $253,777,914)			233,541,423
SUPRANATIONAL BONDS – 2.6%
European Investment Bank 7.50%, 1/30/19	9,180,000	ZAR	709,583
4.95%, 3/1/19, Reg S	25,000,000,000	IDR	1,842,303
7.20%, 7/9/19, Reg S	28,890,000,000	IDR	2,214,561
8.38%, 7/29/22, Reg S	12,620,000	ZAR	1,004,444
8.13%, 12/21/26	11,300,000	ZAR	857,991
TOTAL SUPRANATIONAL BONDS (Cost: $6,878,128)			6,628,882

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	65

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2017

Investments	Principal Amount†	Value

REPURCHASE AGREEMENT – 3.9%
United States – 3.9%
Citigroup, Inc., tri-party repurchase agreement dated 8/31/17 (tri-party custodian: The Bank of New York Mellon Corp.), 1.07% due 9/1/17; Proceeds at maturity – $10,000,297 (fully collateralized by Fannie Mae, 0.00% – 5.00% due 6/1/18 – 11/1/39, Freddie Mac, 3.50% due 9/15/27, U.S. Treasury Bond Coupon Strips, 0.00% due 5/15/31 – 5/15/40 and U.S. Treasury Bond Principal Strips, 0.00% due 5/15/30 – 5/15/37; Market value – $10,257,885) (Cost: $10,000,000)	10,000,000	$10,000,000
TOTAL INVESTMENTS IN SECURITIES – 99.6% (Cost: $276,978,361)		255,718,415
Other Assets less Liabilities – 0.4%		1,132,157

NET ASSETS – 100.0%		$256,850,572
†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2017.

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/20/2017	11,500,000,000	COP	3,883,167	USD	$13,612	$—
Bank of America N.A.	9/20/2017	30,000,000	INR	461,681	USD	6,386	—
Bank of America N.A.	9/20/2017	500,000,000	KRW	440,373	USD	2,961	—
Bank of America N.A.	9/20/2017	854,037	USD	55,000,000	INR	—	(4,084)
Bank of America N.A.	9/20/2017	502,781	USD	562,863,028	KRW	3,708	—
Citibank N.A.	9/20/2017	953,116	USD	2,879,946,345	COP	—	(22,755)
Credit Suisse International	9/20/2017	65,000,000	MXN	3,637,766	USD	381	—
Goldman Sachs	9/6/2017	25,830,528	PLN	7,228,752	USD	—	(194)
Goldman Sachs	9/6/2017	590,672	USD	151,807,500	HUF	6	—
Goldman Sachs	9/6/2017	806,947	USD	3,116,137	RON	—	(18)
Goldman Sachs	9/6/2017	1,477,869	USD	5,104,135	TRY	—	(498)
HSBC Holdings PLC	9/20/2017	571,317	USD	36,650,000	INR	—	(504)
HSBC Holdings PLC	9/20/2017	8,099,581	USD	9,137,136,972	KRW	—	(2,035)
Merrill Lynch International	9/5/2017	5,316,157,344	IDR	398,423	USD	30	—
Morgan Stanley & Co. International	9/20/2017	1,150,000,000	COP	389,698	USD	—	(21)
Morgan Stanley & Co. International	9/20/2017	3,128,000,000	KRW	2,784,900	USD	—	(11,400)
Societe Generale	9/20/2017	2,944,000,000	KRW	2,621,363	USD	—	(11,009)
Standard Chartered Bank	9/6/2017	924,664	USD	2,909,408	BRL	—	—
State Street Bank and Trust	9/1/2017	269,702	USD	3,514,868	ZAR	—	(724)
State Street Bank and Trust	9/20/2017	3,128,000,000	KRW	2,785,173	USD	—	(11,673)
UBS AG	9/6/2017	4,803,952	USD	85,635,467	MXN	—	(888)
						$27,084	$(65,803)

CURRENCY LEGEND
ARS	Argentine Peso	MXN	Mexican peso
BRL	Brazilian real	MYR	Malaysian ringgit
CLP	Chilean peso	PEN	Peruvian Nuevo sol
CNH	Offshore Chinese renminbi	PHP	Philippine peso
CNY	Chinese yuan	PLN	Polish zloty
COP	Colombian peso	RON	Romanian leu
HUF	Hungary forint	RUB	Russian ruble
IDR	Indonesian rupiah	THB	Thai baht
INR	Indian rupee	TRY	Turkish New lira
KRW	South Korean won	USD	U.S. dollar
		ZAR	South African rand

See Notes to Financial Statements.

66	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2017

Investments	Principal Amount	Value

CORPORATE BONDS – 82.2%
United States – 82.2%
ACE Cash Express, Inc. 11.00%, 2/1/19(a)(b)	$50,000	$49,844
ADT Corp. (The) 6.25%, 10/15/21	350,000	382,217
AES Corp. 7.38%, 7/1/21	200,000	227,500
Aircastle Ltd. 5.13%, 3/15/21	350,000	372,312
Alere, Inc. 7.25%, 7/1/18	120,000	120,480
6.50%, 6/15/20	100,000	101,750
Aleris International, Inc. 7.88%, 11/1/20	50,000	49,553
9.50%, 4/1/21(a)	125,000	133,438
Allegheny Technologies, Inc. 5.95%, 1/15/21	200,000	204,500
Allegiant Travel Co. 5.50%, 7/15/19	100,000	103,250
Alliance One International, Inc. 9.88%, 7/15/21(b)	100,000	87,125
Ally Financial, Inc. 3.50%, 1/27/19	400,000	406,000
3.75%, 11/18/19	100,000	102,375
7.50%, 9/15/20	700,000	790,125
4.25%, 4/15/21	200,000	207,000
American Airlines Group, Inc. 5.50%, 10/1/19(a)	200,000	209,500
4.63%, 3/1/20(a)	300,000	309,375
American Midstream Partners L.P. 8.50%, 12/15/21(a)	150,000	150,000
Andeavor Logistics L.P. 5.50%, 10/15/19	103,000	108,665
Anixter, Inc. 5.13%, 10/1/21	250,000	267,575
APX Group, Inc. 8.75%, 12/1/20(b)	100,000	103,250
Archrock Partners L.P. 6.00%, 4/1/21	100,000	98,250
Arconic, Inc. 6.15%, 8/15/20	150,000	164,700
5.40%, 4/15/21	200,000	215,250
Artesyn Embedded Technologies, Inc. 9.75%, 10/15/20(a)	50,000	49,375
Ascent Resources Utica Holdings LLC 10.00%, 4/1/22(a)	100,000	102,250
Atwood Oceanics, Inc. 6.50%, 2/1/20(b)	150,000	147,188
Avis Budget Car Rental LLC 5.13%, 6/1/22(a)	100,000	100,625
Ball Corp. 4.38%, 12/15/20	300,000	314,625
Beazer Homes USA, Inc. 8.75%, 3/15/22	200,000	221,500

Blackboard, Inc. 9.75%, 10/15/21(a)(b)	$100,000	$91,125
BMC Software Finance, Inc. 8.13%, 7/15/21(a)	275,000	285,312
Bon-Ton Department Stores, Inc. (The) 8.00%, 6/15/21	50,000	19,750
Boxer Parent Co., Inc. 9.00% Toggle PIK (9.00% Cash or 9.75% PIK), 10/15/19(a)	25,000	25,031
Bumble Bee Holdings, Inc. 9.00%, 12/15/17(a)	50,000	50,096
Cablevision Systems Corp. 7.75%, 4/15/18	438,000	452,235
CalAtlantic Group, Inc. 8.38%, 5/15/18	69,000	72,019
Calpine Corp. 6.00%, 1/15/22(a)	200,000	207,000
Calumet Specialty Products Partners L.P. 6.50%, 4/15/21(b)	225,000	216,844
CEC Entertainment, Inc. 8.00%, 2/15/22	125,000	131,250
Centene Corp. 5.63%, 2/15/21	100,000	104,250
Century Aluminum Co. 7.50%, 6/1/21(a)(b)	200,000	205,500
CenturyLink, Inc. 5.63%, 4/1/20, Series V	300,000	312,750
Cenveo Corp. 6.00%, 8/1/19(a)	100,000	83,000
Cequel Communications Holdings I LLC 6.38%, 9/15/20(a)	35,000	35,886
5.13%, 12/15/21(a)	250,000	255,625
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)	150,000	159,000
CF Industries, Inc. 7.13%, 5/1/20	100,000	110,500
Chesapeake Energy Corp. 6.63%, 8/15/20(b)	225,000	226,125
Chester Downs & Marina LLC 9.25%, 2/1/20(a)	50,000	51,500
CIT Group, Inc. 5.50%, 2/15/19(a)	101,000	105,924
Citgo Holding, Inc. 10.75%, 2/15/20(a)	250,000	268,125
Claire’s Stores, Inc. 9.00%, 3/15/19(a)(b)	150,000	80,625
Clear Channel Worldwide Holdings, Inc. 7.63%, 3/15/20, Series B	200,000	200,000
Cloud Peak Energy Resources LLC 12.00%, 11/1/21	100,000	104,000
CNH Industrial Capital LLC 3.63%, 4/15/18	200,000	201,800
4.38%, 11/6/20	40,000	41,800
Cogent Communications Group, Inc. 5.38%, 3/1/22(a)	200,000	210,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	67

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2017

Investments	Principal Amount	Value

Community Health Systems, Inc. 8.00%, 11/15/19(b)	$400,000	$398,000
5.13%, 8/1/21(b)	250,000	250,937
Comstock Resources, Inc. 10.00% Toggle PIK (10.00% Cash or 12.25% PIK), 3/15/20	100,000	99,750
CONSOL Energy, Inc. 5.88%, 4/15/22	300,000	301,500
Credit Acceptance Corp. 6.13%, 2/15/21	200,000	204,740
DCP Midstream Operating L.P. 2.50%, 12/1/17	64,000	64,080
Dell, Inc. 5.65%, 4/15/18	300,000	307,500
DISH DBS Corp. 4.25%, 4/1/18	176,000	178,420
7.88%, 9/1/19	200,000	220,250
6.75%, 6/1/21	450,000	497,812
DJO Finco, Inc. 8.13%, 6/15/21(a)	70,000	66,871
DuPont Fabros Technology L.P. 5.88%, 9/15/21	300,000	310,138
DynCorp International, Inc. 11.88% (10.375% Cash + 1.50% PIK), 11/30/20	100,750	106,795
EMC Corp. 2.65%, 6/1/20	600,000	592,221
Energen Corp. 4.63%, 9/1/21	250,000	252,500
Energy Transfer Equity L.P. 7.50%, 10/15/20	250,000	283,437
Ensco PLC 4.70%, 3/15/21(b)	85,000	81,175
Entegris, Inc. 6.00%, 4/1/22(a)	100,000	104,375
Enviva Partners L.P. 8.50%, 11/1/21	100,000	107,375
EP Energy LLC 9.38%, 5/1/20	150,000	111,188
EV Energy Partners L.P. 8.00%, 4/15/19	100,000	39,500
Everi Payments, Inc. 10.00%, 1/15/22	100,000	109,500
FBM Finance, Inc. 8.25%, 8/15/21(a)	50,000	53,625
Fidelity & Guaranty Life Holdings, Inc. 6.38%, 4/1/21(a)	75,000	77,438
Fortress Transportation & Infrastructure Investors LLC 6.75%, 3/15/22(a)	160,000	167,200
Forum Energy Technologies, Inc. 6.25%, 10/1/21	200,000	198,000
Freeport-McMoRan, Inc. 3.10%, 3/15/20	350,000	351,312
6.50%, 11/15/20	250,000	256,250
4.00%, 11/14/21(b)	400,000	402,200

Frontier Communications Corp. 8.13%, 10/1/18	$100,000	$102,625
8.50%, 4/15/20(b)	169,000	167,521
6.25%, 9/15/21(b)	150,000	128,250
GameStop Corp. 6.75%, 3/15/21(a)(b)	100,000	104,125
GCI, Inc. 6.75%, 6/1/21	100,000	102,625
Genesis Energy L.P. 5.75%, 2/15/21	100,000	100,500
GenOn Energy, Inc. 7.88%, 6/15/17(c)	110,000	77,275
9.50%, 10/15/18(c)	100,000	69,500
Genworth Holdings, Inc. 6.52%, 5/22/18(b)	50,000	50,938
7.20%, 2/15/21	50,000	48,625
7.63%, 9/24/21	125,000	122,725
GLP Capital L.P. 4.88%, 11/1/20(b)	220,000	233,200
Gogo Intermediate Holdings LLC 12.50%, 7/1/22(a)	100,000	115,250
GrafTech International Ltd. 6.38%, 11/15/20	150,000	139,875
Graphic Packaging International, Inc. 4.75%, 4/15/21(b)	150,000	158,625
Great Lakes Dredge & Dock Corp. 8.00%, 5/15/22(a)	125,000	127,188
Greif, Inc. 7.75%, 8/1/19	100,000	109,250
Guitar Center, Inc. 6.50%, 4/15/19(a)(b)	75,000	66,000
Harland Clarke Holdings Corp. 6.88%, 3/1/20(a)	75,000	77,625
9.25%, 3/1/21(a)	75,000	76,247
HC2 Holdings, Inc. 11.00%, 12/1/19(a)	100,000	101,500
HCA Healthcare, Inc. 6.25%, 2/15/21	400,000	433,000
HCA, Inc. 3.75%, 3/15/19	150,000	153,000
6.50%, 2/15/20	300,000	327,444
Hecla Mining Co. 6.88%, 5/1/21	100,000	103,674
Hertz Corp. (The) 6.75%, 4/15/19(b)	156,000	155,513
5.88%, 10/15/20(b)	100,000	96,500
Hexion, Inc. 6.63%, 4/15/20	300,000	274,500
Hornbeck Offshore Services, Inc. 5.88%, 4/1/20(b)	75,000	43,125
HRG Group, Inc. 7.75%, 1/15/22	250,000	263,125
Hub Holdings LLC 8.13% Toggle PIK (8.125% Cash or 8.875% PIK), 7/15/19(a)	100,000	100,563

See Notes to Financial Statements.

68	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2017

Investments	Principal Amount	Value

HUB International Ltd. 7.88%, 10/1/21(a)	$150,000	$156,330
Hughes Satellite Systems Corp. 7.63%, 6/15/21	300,000	342,750
Huntington Ingalls Industries, Inc. 5.00%, 12/15/21(a)	100,000	103,250
Huntsman International LLC 4.88%, 11/15/20	100,000	105,375
IASIS Healthcare LLC 8.38%, 5/15/19	150,000	150,075
Icahn Enterprises L.P. 6.00%, 8/1/20	550,000	567,531
iHeartCommunications, Inc. 9.00%, 12/15/19(b)	350,000	279,562
9.00%, 3/1/21	150,000	109,688
Immucor, Inc. 11.13%, 2/15/22(a)(b)	50,000	52,375
Infor Software Parent LLC 7.13% Toggle PIK (7.125% Cash or 7.875% PIK), 5/1/21(a)	60,000	61,500
Iron Mountain, Inc. 6.00%, 10/1/20(a)	175,000	181,563
iStar, Inc. 7.13%, 2/15/18	100,000	102,375
4.88%, 7/1/18	149,000	150,259
5.00%, 7/1/19	200,000	202,957
Jurassic Holdings III, Inc. 6.88%, 2/15/21(a)	50,000	41,001
KB Home 4.75%, 5/15/19	53,000	54,590
8.00%, 3/15/20	200,000	224,500
7.00%, 12/15/21	100,000	112,250
Kindred Healthcare, Inc. 8.00%, 1/15/20	200,000	199,500
Kinetic Concepts, Inc. 12.50%, 11/1/21(a)	100,000	112,000
Kratos Defense & Security Solutions, Inc. 7.00%, 5/15/19	100,000	102,000
L Brands, Inc. 7.00%, 5/1/20	100,000	110,250
Laredo Petroleum, Inc. 5.63%, 1/15/22	200,000	200,250
Legacy Reserves L.P. 6.63%, 12/1/21	100,000	62,500
Lennar Corp. 4.50%, 6/15/19	350,000	360,937
4.75%, 4/1/21(b)	200,000	211,750
Lexmark International, Inc. 6.38%, 3/15/20	100,000	104,479
LSB Industries, Inc. 8.50%, 8/1/19(b)	100,000	98,250
M/I Homes, Inc. 6.75%, 1/15/21	269,000	282,450
Mallinckrodt International Finance S.A. 4.88%, 4/15/20(a)	100,000	99,750
Manitowoc Co., Inc. (The) 12.75%, 8/15/21(a)	125,000	145,000

Martin Midstream Partners L.P. 7.25%, 2/15/21	$140,000	$143,500
McDermott International, Inc. 8.00%, 5/1/21(a)	305,000	313,387
MDC Holdings, Inc. 5.63%, 2/1/20	86,000	92,665
Meritor, Inc. 6.75%, 6/15/21	64,000	66,112
MGM Resorts International 6.75%, 10/1/20	500,000	556,250
6.63%, 12/15/21	250,000	281,250
Momentive Performance Materials, Inc. 3.88%, 10/24/21	200,000	201,000
Monitronics International, Inc. 9.13%, 4/1/20(b)	150,000	126,938
Nabors Industries, Inc. 5.00%, 9/15/20	200,000	200,500
Nationstar Mortgage LLC 7.88%, 10/1/20	240,000	245,700
6.50%, 7/1/21	100,000	102,536
Navient Corp. 8.00%, 3/25/20	700,000	774,375
Navios Maritime Acquisition Corp. 8.13%, 11/15/21(a)	100,000	83,250
Navistar International Corp. 8.25%, 11/1/21	240,000	242,400
NCL Corp. Ltd. 4.75%, 12/15/21(a)	300,000	311,625
NCR Corp. 4.63%, 2/15/21	100,000	101,625
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)(b)	155,000	80,213
Neovia Logistics Services LLC 8.88%, 8/1/20(a)	50,000	42,250
Netflix, Inc. 5.38%, 2/1/21	250,000	269,062
New Home Co., Inc. (The) 7.25%, 4/1/22(a)	62,000	64,480
NewStar Financial, Inc. 7.25%, 5/1/20	150,000	154,688
NGL Energy Partners L.P. 5.13%, 7/15/19(b)	184,000	182,160
6.88%, 10/15/21	150,000	147,000
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/1/21(a)	100,000	103,000
Nine West Holdings, Inc. 8.25%, 3/15/19(a)	50,000	9,750
NuStar Logistics L.P. 4.80%, 9/1/20	380,000	394,725
Oasis Petroleum, Inc. 6.88%, 3/15/22(b)	100,000	97,750
Och-Ziff Finance Co. LLC 4.50%, 11/20/19(a)	310,000	297,600
OneMain Financial Holdings LLC 6.75%, 12/15/19(a)	50,000	52,375
7.25%, 12/15/21(a)	100,000	105,125

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	69

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2017

Investments	Principal Amount	Value

Opal Acquisition, Inc. 10.00%, 10/1/24(a)	$133,000	$120,365
Orbital ATK, Inc. 5.25%, 10/1/21	300,000	309,750
Ortho-Clinical Diagnostics, Inc. 6.63%, 5/15/22(a)	200,000	197,000
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)	150,000	158,063
Pacific Drilling S.A. 5.38%, 6/1/20(a)	100,000	36,500
Pinnacle Foods Finance LLC 4.88%, 5/1/21	100,000	102,000
Platform Specialty Products Corp. 10.38%, 5/1/21(a)	200,000	219,750
PulteGroup, Inc. 7.63%, 10/15/17	50,000	50,400
4.25%, 3/1/21	250,000	260,350
Rent-A-Center, Inc. 6.63%, 11/15/20(b)	150,000	141,750
Resolute Energy Corp. 8.50%, 5/1/20	175,000	175,438
Revlon Consumer Products Corp. 5.75%, 2/15/21(b)	120,000	107,954
RHP Hotel Properties L.P. 5.00%, 4/15/21	150,000	153,375
Rice Energy, Inc. 6.25%, 5/1/22	200,000	208,250
Rite Aid Corp. 9.25%, 3/15/20	120,000	124,350
Rockies Express Pipeline LLC 6.85%, 7/15/18(a)	200,000	208,000
rue21, Inc. 9.00%, 10/15/21(a)(c)	50,000	750
Sabra Health Care L.P. 5.50%, 2/1/21	100,000	104,063
Safeway, Inc. 5.00%, 8/15/19	200,000	203,500
Scientific Games International, Inc. 6.63%, 5/15/21	125,000	130,000
7.00%, 1/1/22(a)	300,000	321,000
Select Medical Corp. 6.38%, 6/1/21	200,000	206,692
Service Corp. International 7.63%, 10/1/18	100,000	106,125
SESI LLC 7.13%, 12/15/21	100,000	101,000
Silgan Holdings, Inc. 5.00%, 4/1/20	112,000	113,960
Southwestern Energy Co. 5.80%, 1/23/20	100,000	103,250
Springleaf Finance Corp. 5.25%, 12/15/19	300,000	312,000
7.75%, 10/1/21	250,000	282,187
Sprint Capital Corp. 6.90%, 5/1/19	180,000	193,068

Sprint Communications, Inc. 9.00%, 11/15/18(a)	$278,000	$300,587
7.00%, 3/1/20(a)	300,000	329,250
7.00%, 8/15/20	100,000	109,875
Sprint Corp. 7.25%, 9/15/21	230,000	254,150
Starwood Property Trust, Inc. 5.00%, 12/15/21	250,000	259,687
Steel Dynamics, Inc. 5.13%, 10/1/21	300,000	308,610
Sungard Availability Services Capital, Inc. 8.75%, 4/1/22(a)	150,000	105,750
Sunoco L.P. 5.50%, 8/1/20	100,000	103,055
6.25%, 4/15/21	150,000	156,375
SUPERVALU, Inc. 6.75%, 6/1/21(b)	200,000	194,000
Syniverse Foreign Holdings Corp. 9.13%, 1/15/22(a)	100,000	101,750
Synovus Financial Corp. 5.75%, 12/15/25, (5.75% fixed rate until 12/15/20; 3-month USD LIBOR + 4.182% thereafter)(d)	250,000	268,525
T-Mobile USA, Inc. 6.13%, 1/15/22	100,000	104,500
Talen Energy Supply LLC 6.50%, 9/15/24(a)	250,000	185,000
Taylor Morrison Communities, Inc. 5.25%, 4/15/21(a)	200,000	204,910
TEGNA, Inc. 5.13%, 10/15/19	100,000	101,625
4.88%, 9/15/21(a)	100,000	102,625
Tenet Healthcare Corp. 8.00%, 8/1/20(b)	50,000	50,740
6.00%, 10/1/20	400,000	426,876
4.38%, 10/1/21	100,000	102,125
8.13%, 4/1/22	400,000	421,000
TIBCO Software, Inc. 11.38%, 12/1/21(a)	100,000	109,750
TMX Finance LLC 8.50%, 9/15/18(a)	60,000	55,650
Toll Brothers Finance Corp. 4.00%, 12/31/18	100,000	102,375
5.88%, 2/15/22	200,000	222,074
TPC Group, Inc. 8.75%, 12/15/20(a)	175,000	167,781
TransDigm, Inc. 5.50%, 10/15/20	250,000	254,137
TRI Pointe Group, Inc. 4.38%, 6/15/19	200,000	205,000
Triumph Group, Inc. 4.88%, 4/1/21	200,000	192,000
Tronox Finance LLC 6.38%, 8/15/20	250,000	254,375
TRU Taj LLC 12.00%, 8/15/21(a)(b)	125,000	120,513

See Notes to Financial Statements.

70	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2017

Investments	Principal Amount	Value

Unit Corp. 6.63%, 5/15/21	$300,000	$296,250
United Continental Holdings, Inc. 6.00%, 12/1/20(b)	225,000	244,687
United States Steel Corp. 7.38%, 4/1/20(b)	56,000	61,390
Universal Hospital Services, Inc. 7.63%, 8/15/20	35,000	35,700
Valeant Pharmaceuticals International, Inc. 5.38%, 3/15/20(a)(b)	725,000	718,656
Vanguard Natural Resources LLC 7.88%, 4/1/20†(c)(h)	75,000	0
VFH Parent LLC 6.75%, 6/15/22(a)	200,000	208,000
Viacom, Inc. 5.88%, 2/28/57, (5.875% fixed rate until 2/28/22; 3-month USD LIBOR + 3.895% thereafter)(b)(d)	150,000	150,148
Weatherford International Ltd. 9.63%, 3/1/19	100,000	107,500
5.13%, 9/15/20(b)	50,000	48,500
West Corp. 5.38%, 7/15/22(a)	250,000	253,437
Windstream Services LLC 7.75%, 10/15/20	100,000	89,562
WPX Energy, Inc. 7.50%, 8/1/20	134,000	145,390
WR Grace & Co-Conn 5.13%, 10/1/21(a)	200,000	218,000
XPO Logistics, Inc. 6.50%, 6/15/22(a)	300,000	316,755
Yum! Brands, Inc. 3.88%, 11/1/20	100,000	103,875
TOTAL CORPORATE BONDS (Cost: $44,970,291)		45,184,419
FOREIGN CORPORATE BONDS – 13.2%
Australia – 0.2%
Virgin Australia Holdings Ltd. 8.50%, 11/15/19(a)(b)	100,000	105,875
Bermuda – 0.3%
Teekay Corp. 8.50%, 1/15/20(b)	150,000	152,250
Canada – 4.0%
Air Canada 7.75%, 4/15/21(a)(b)	400,000	459,640
Bombardier, Inc. 4.75%, 4/15/19(a)	50,000	51,250
7.75%, 3/15/20(a)	100,000	109,780
8.75%, 12/1/21(a)	325,000	369,990
Brookfield Residential Properties, Inc. 6.50%, 12/15/20(a)	100,000	103,000
Calfrac Holdings L.P. 7.50%, 12/1/20(a)	110,000	99,000
Gibson Energy, Inc. 6.75%, 7/15/21(a)	200,000	208,000

Imperial Metals Corp. 7.00%, 3/15/19(a)	$100,000	$86,500
Kinross Gold Corp. 5.13%, 9/1/21(b)	200,000	213,522
Lundin Mining Corp. 7.50%, 11/1/20(a)	250,000	261,562
New Red Finance, Inc. 6.00%, 4/1/22(a)	133,000	137,472
Precision Drilling Corp. 6.63%, 11/15/20	59,791	59,044
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)	31,000	32,395

Total Canada		2,191,155
France – 1.0%
Credit Agricole S.A. 8.38%, 10/13/19, (8.375% fixed rate until 10/13/19; 3-month USD LIBOR + 6.982% thereafter)(a)(d)(e)	200,000	222,820
SFR Group S.A. 6.00%, 5/15/22(a)	300,000	316,494

Total France		539,314
Italy – 0.8%
Telecom Italia Capital S.A. 7.18%, 6/18/19	46,000	49,965
Wind Acquisition Finance S.A. 6.50%, 4/30/20(a)	200,000	208,000
7.38%, 4/23/21(a)	200,000	208,069

Total Italy		466,034
Japan – 0.7%
SoftBank Group Corp. 4.50%, 4/15/20(a)	400,000	414,500
Luxembourg – 2.8%
Altice Luxembourg S.A. 7.75%, 5/15/22(a)	400,000	425,000
ArcelorMittal 5.75%, 8/5/20	400,000	434,000
Intelsat Connect Finance S.A. 12.50%, 4/1/22(a)(b)	100,000	95,750
Intelsat Jackson Holdings S.A. 7.25%, 10/15/20	400,000	382,750
Millicom International Cellular S.A. 6.63%, 10/15/21(a)	200,000	207,500

Total Luxembourg		1,545,000
Netherlands – 0.4%
NXP B.V. 4.13%, 6/1/21(a)	200,000	209,700
New Zealand – 0.5%
Reynolds Group Issuer, Inc. 5.75%, 10/15/20	250,000	254,973
United Kingdom – 2.5%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)	200,000	193,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	71

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2017

Investments	Principal Amount	Value

Anglo American Capital PLC 4.45%, 9/27/20(a)	$500,000	$526,250
CEVA Group PLC 4.00%, 5/1/18(a)	150,000	149,250
7.00%, 3/1/21(a)	75,000	72,750
Inmarsat Finance PLC 4.88%, 5/15/22(a)	200,000	204,500
Noble Holding International Ltd. 5.75%, 3/16/18	100,000	100,625
Royal Bank of Scotland Group PLC 4.70%, 7/3/18	120,000	122,396

Total United Kingdom		1,368,771
TOTAL FOREIGN CORPORATE BONDS (Cost: $7,139,741)		7,247,572

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 10.9%
United States – 10.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.00%(f)
(Cost: $6,019,853)(g)	6,019,853	6,019,853
TOTAL INVESTMENTS IN SECURITIES – 106.3% (Cost: $58,129,885)		58,451,844
Other Assets less Liabilities – (6.3)%		(3,454,375)

NET ASSETS – 100.0%		$54,997,469
†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2017 (See Note 2).

(c)	Security in default on interest payments.

(d)	Rate shown reflects the accrual rate as of August 31, 2017 on securities with variable or step rates.

(e)	The security has a perpetual maturity; the date displayed is the next call date.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2017.

(g)	At August 31, 2017, the total market value of the Fund’s securities on loan was $5,802,744 and the total market value of the collateral held by the Fund was $6,019,853.

(h)

Represents an escrow position for future entitlements, if any, on the defaulted corporate bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. The escrow position is non-income producing.

3-month USD LIBOR – 3-month USD London Interbank Offered Rate as of August 31, 2017 is 1.318%.

LIBOR – London Interbank Offered Rate as of August 31, 2017 is 1.176%.

PIK – Payment in Kind.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	79	12/29/17	$(17,088,688)	$(8,594)
5 Year U.S. Treasury Note	150	12/29/17	(17,775,000)	(30,431)
			$(34,863,688)	$(39,025)
[1]	“Notional Amount” represents the current notional value of the futures contract.

†	As of August 31, 2017, cash collateral posted by the Fund with the broker for futures contracts was $195,400.

See Notes to Financial Statements.

72	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2017

Investments	Principal Amount	Value

CORPORATE BONDS – 85.1%
United States – 85.1%
ACE Cash Express, Inc. 11.00%, 2/1/19(a)(b)	$50,000	$49,844
ACI Worldwide, Inc. 6.38%, 8/15/20(a)	50,000	51,000
ADT Corp. (The) 6.25%, 10/15/21	125,000	136,506
Aircastle Ltd. 5.13%, 3/15/21	100,000	106,375
Alere, Inc. 7.25%, 7/1/18	51,000	51,204
6.50%, 6/15/20	25,000	25,438
Aleris International, Inc. 7.88%, 11/1/20	50,000	49,553
9.50%, 4/1/21(a)	50,000	53,375
Allegheny Technologies, Inc. 5.95%, 1/15/21	50,000	51,125
Alliance One International, Inc. 9.88%, 7/15/21(b)	50,000	43,563
Ally Financial, Inc. 7.50%, 9/15/20	350,000	395,062
American Airlines Group, Inc. 5.50%, 10/1/19(a)	175,000	183,312
American Axle & Manufacturing, Inc. 6.25%, 3/15/21(b)	50,000	51,702
American Midstream Partners L.P. 8.50%, 12/15/21(a)	50,000	50,000
Amkor Technology, Inc. 6.63%, 6/1/21(b)	25,000	25,556
Andeavor Logistics L.P. 5.50%, 10/15/19	25,000	26,375
Anixter, Inc. 5.63%, 5/1/19	36,000	37,890
APX Group, Inc. 6.38%, 12/1/19	6,000	6,142
8.75%, 12/1/20(b)	50,000	51,625
Archrock Partners L.P. 6.00%, 4/1/21	50,000	49,125
Arconic, Inc. 6.15%, 8/15/20	200,000	219,600
Artesyn Embedded Technologies, Inc. 9.75%, 10/15/20(a)	50,000	49,375
Atwood Oceanics, Inc. 6.50%, 2/1/20(b)	50,000	49,063
AV Homes, Inc. 6.63%, 5/15/22	50,000	51,750
Avon Products, Inc. 6.60%, 3/15/20	50,000	50,890
Beazer Homes USA, Inc. 5.75%, 6/15/19	17,000	17,744
8.75%, 3/15/22	25,000	27,688
Blackboard, Inc. 9.75%, 10/15/21(a)	25,000	22,781
BMC Software Finance, Inc. 8.13%, 7/15/21(a)	75,000	77,812

Boxer Parent Co., Inc. 9.00% Toggle PIK (9.00% Cash or 9.75% PIK), 10/15/19(a)	$25,000	$25,031
Cablevision Systems Corp. 7.75%, 4/15/18	158,000	163,135
Caesars Entertainment Resort Properties LLC 8.00%, 10/1/20	17,000	17,468
CalAtlantic Group, Inc. 8.38%, 5/15/18	59,000	61,581
Calumet Specialty Products Partners L.P. 6.50%, 4/15/21(b)	70,000	67,462
CEC Entertainment, Inc. 8.00%, 2/15/22	25,000	26,250
Centene Corp. 5.63%, 2/15/21	50,000	52,125
Century Aluminum Co. 7.50%, 6/1/21(a)(b)	50,000	51,375
CenturyLink, Inc. 5.63%, 4/1/20, Series V	50,000	52,125
Cenveo Corp. 6.00%, 8/1/19(a)	25,000	20,750
Cequel Communications Holdings I LLC 6.38%, 9/15/20(a)	93,000	95,353
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)	50,000	53,000
Chesapeake Energy Corp. 6.63%, 8/15/20(b)	75,000	75,375
CIT Group, Inc. 5.50%, 2/15/19(a)	34,000	35,658
Citgo Holding, Inc. 10.75%, 2/15/20(a)	50,000	53,625
Claire’s Stores, Inc. 9.00%, 3/15/19(a)(b)	50,000	26,875
Clean Harbors, Inc. 5.13%, 6/1/21	50,000	51,000
Clear Channel Worldwide Holdings, Inc. 7.63%, 3/15/20, Series A	50,000	49,500
Cloud Peak Energy Resources LLC 12.00%, 11/1/21	25,000	26,000
CNH Industrial Capital LLC 3.63%, 4/15/18	100,000	100,900
4.38%, 11/6/20	30,000	31,350
Community Health Systems, Inc. 8.00%, 11/15/19(b)	100,000	99,500
5.13%, 8/1/21(b)	150,000	150,562
Comstock Resources, Inc. 10.00% Toggle PIK (10.00% Cash or 12.25% PIK), 3/15/20	25,000	24,938
CONSOL Energy, Inc. 5.88%, 4/15/22	80,000	80,400
CoreCivic, Inc. 4.13%, 4/1/20(b)	50,000	51,375
Credit Acceptance Corp. 6.13%, 2/15/21	50,000	51,185
DCP Midstream Operating L.P. 2.50%, 12/1/17	44,000	44,055
5.35%, 3/15/20(a)	72,000	76,140

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	73

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2017

Investments	Principal Amount	Value

Dell, Inc. 5.65%, 4/15/18	$150,000	$153,750
DISH DBS Corp. 4.25%, 4/1/18	140,000	141,925
6.75%, 6/1/21	120,000	132,750
DJO Finco, Inc. 8.13%, 6/15/21(a)	25,000	23,883
Dollar Tree, Inc. 5.25%, 3/1/20	75,000	77,156
DynCorp International, Inc. 11.88% (10.375% Cash + 1.50% PIK), 11/30/20	25,187	26,698
Energen Corp. 4.63%, 9/1/21	75,000	75,750
Energy Transfer Equity L.P. 7.50%, 10/15/20	89,000	100,904
Enova International, Inc. 9.75%, 6/1/21	35,000	37,275
Ensco PLC 4.70%, 3/15/21(b)	50,000	47,750
EP Energy LLC 9.38%, 5/1/20	45,000	33,356
Equinix, Inc. 4.88%, 4/1/20	50,000	51,328
EV Energy Partners L.P. 8.00%, 4/15/19(b)	25,000	9,875
FBM Finance, Inc. 8.25%, 8/15/21(a)	25,000	26,813
Fortress Transportation & Infrastructure Investors LLC 6.75%, 3/15/22(a)	40,000	41,800
Forum Energy Technologies, Inc. 6.25%, 10/1/21	50,000	49,500
Freeport-McMoRan, Inc. 3.10%, 3/15/20	100,000	100,375
6.50%, 11/15/20	50,000	51,250
Frontier Communications Corp. 8.13%, 10/1/18	50,000	51,312
8.50%, 4/15/20(b)	50,000	49,563
6.25%, 9/15/21(b)	50,000	42,750
GCI, Inc. 6.75%, 6/1/21	30,000	30,788
Genesis Energy L.P. 5.75%, 2/15/21	30,000	30,150
GenOn Energy, Inc. 7.88%, 6/15/17(c)	70,000	49,175
Genworth Holdings, Inc. 7.63%, 9/24/21	125,000	122,725
GEO Group, Inc. (The) 5.88%, 1/15/22	75,000	78,281
GLP Capital L.P. 4.88%, 11/1/20(b)	80,000	84,800
GrafTech International Ltd. 6.38%, 11/15/20	50,000	46,625
Great Lakes Dredge & Dock Corp. 8.00%, 5/15/22(a)	25,000	25,438

Harland Clarke Holdings Corp. 6.88%, 3/1/20(a)	$50,000	$51,750
HC2 Holdings, Inc. 11.00%, 12/1/19(a)	50,000	50,750
HCA Healthcare, Inc. 6.25%, 2/15/21	100,000	108,250
HCA, Inc. 3.75%, 3/15/19	100,000	102,000
6.50%, 2/15/20	179,000	195,375
Hertz Corp. (The) 6.75%, 4/15/19(b)	81,000	80,747
Hexion, Inc. 6.63%, 4/15/20	133,000	121,695
Hornbeck Offshore Services, Inc. 5.88%, 4/1/20(b)	25,000	14,375
HRG Group, Inc. 7.88%, 7/15/19	89,000	90,691
7.75%, 1/15/22	20,000	21,050
Hub Holdings LLC 8.13% Toggle PIK (8.125% Cash or 8.875% PIK), 7/15/19(a)	50,000	50,281
Hughes Satellite Systems Corp. 6.50%, 6/15/19	100,000	107,500
7.63%, 6/15/21	50,000	57,125
Huntsman International LLC 4.88%, 11/15/20	50,000	52,687
IASIS Healthcare LLC 8.38%, 5/15/19(b)	50,000	50,025
Icahn Enterprises L.P. 4.88%, 3/15/19	83,000	83,934
6.00%, 8/1/20	200,000	206,375
iHeartCommunications, Inc. 9.00%, 12/15/19(b)	81,000	64,699
9.00%, 3/1/21	50,000	36,563
Immucor, Inc. 11.13%, 2/15/22(a)(b)	25,000	26,188
Infor Software Parent LLC 7.13% Toggle PIK (7.125% Cash or 7.875% PIK), 5/1/21(a)	25,000	25,625
Iron Mountain, Inc. 6.00%, 10/1/20(a)	55,000	57,062
iStar, Inc. 7.13%, 2/15/18	156,000	159,705
4.88%, 7/1/18	30,000	30,254
KB Home 4.75%, 5/15/19	157,000	161,710
Kindred Healthcare, Inc. 8.00%, 1/15/20	100,000	99,750
Kinetic Concepts, Inc. 12.50%, 11/1/21(a)	30,000	33,600
Kratos Defense & Security Solutions, Inc. 7.00%, 5/15/19	25,000	25,500
L Brands, Inc. 7.00%, 5/1/20	50,000	55,125
Laredo Petroleum, Inc. 5.63%, 1/15/22	50,000	50,063

See Notes to Financial Statements.

74	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2017

Investments	Principal Amount	Value

Lee Enterprises, Inc. 9.50%, 3/15/22(a)(b)	$30,000	$31,350
Legacy Reserves L.P. 6.63%, 12/1/21	50,000	31,250
Lennar Corp. 4.75%, 12/15/17	157,000	157,392
Lexmark International, Inc. 6.38%, 3/15/20	50,000	52,239
LifePoint Health, Inc. 5.50%, 12/1/21	50,000	51,931
M/I Homes, Inc. 6.75%, 1/15/21	100,000	105,000
Manitowoc Co., Inc. (The) 12.75%, 8/15/21(a)	75,000	87,000
Martin Midstream Partners L.P. 7.25%, 2/15/21	30,000	30,750
McDermott International, Inc. 8.00%, 5/1/21(a)	50,000	51,375
Meritor, Inc. 6.75%, 6/15/21	32,000	33,056
MGM Resorts International 6.75%, 10/1/20	100,000	111,250
Monitronics International, Inc. 9.13%, 4/1/20(b)	25,000	21,156
Nabors Industries, Inc. 5.00%, 9/15/20	125,000	125,312
Nationstar Mortgage LLC 7.88%, 10/1/20	25,000	25,594
Nature’s Bounty Co. (The) 7.63%, 5/15/21(a)	50,000	53,500
Navient Corp. 8.45%, 6/15/18	160,000	168,200
8.00%, 3/25/20	150,000	165,937
Navios Maritime Acquisition Corp. 8.13%, 11/15/21(a)	25,000	20,813
Navistar International Corp. 8.25%, 11/1/21	100,000	101,000
NCL Corp. Ltd. 4.75%, 12/15/21(a)	50,000	51,937
NCR Corp. 4.63%, 2/15/21	50,000	50,813
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)(b)	50,000	25,875
Netflix, Inc. 5.38%, 2/1/21	100,000	107,625
NGL Energy Partners L.P. 5.13%, 7/15/19	50,000	49,500
6.88%, 10/15/21	40,000	39,200
Nine West Holdings, Inc. 8.25%, 3/15/19(a)	25,000	4,875
Northern Oil and Gas, Inc. 8.00%, 6/1/20	50,000	34,000
Nuance Communications, Inc. 5.38%, 8/15/20(a)	50,000	50,875
NuStar Logistics L.P. 4.80%, 9/1/20	125,000	129,844

Och-Ziff Finance Co. LLC 4.50%, 11/20/19(a)	$100,000	$96,000
OneMain Financial Holdings LLC 6.75%, 12/15/19(a)	25,000	26,188
Platform Specialty Products Corp. 10.38%, 5/1/21(a)	100,000	109,875
QEP Resources, Inc. 6.88%, 3/1/21(b)	50,000	52,125
Radian Group, Inc. 5.50%, 6/1/19	96,000	101,040
Rent-A-Center, Inc. 6.63%, 11/15/20(b)	50,000	47,250
Resolute Energy Corp. 8.50%, 5/1/20	50,000	50,125
Revlon Consumer Products Corp. 5.75%, 2/15/21(b)	50,000	44,981
RHP Hotel Properties L.P. 5.00%, 4/15/21	50,000	51,125
Rice Energy, Inc. 6.25%, 5/1/22	50,000	52,062
Rockies Express Pipeline LLC 5.63%, 4/15/20(a)	28,000	29,610
rue21, Inc. 9.00%, 10/15/21(a)(c)	25,000	375
Sabra Health Care L.P. 5.50%, 2/1/21	50,000	52,031
Safeway, Inc. 5.00%, 8/15/19(b)	50,000	50,875
Sanchez Energy Corp. 7.75%, 6/15/21(b)	50,000	43,500
Scientific Games International, Inc. 6.63%, 5/15/21	25,000	26,000
7.00%, 1/1/22(a)	50,000	53,500
Select Medical Corp. 6.38%, 6/1/21	50,000	51,673
SemGroup Corp. 5.63%, 7/15/22	50,000	49,375
SESI LLC 7.13%, 12/15/21(b)	50,000	50,500
Silgan Holdings, Inc. 5.00%, 4/1/20	100,000	101,750
Springleaf Finance Corp. 5.25%, 12/15/19	100,000	104,000
Sprint Capital Corp. 6.90%, 5/1/19	50,000	53,630
Sprint Communications, Inc. 9.00%, 11/15/18(a)	93,000	100,556
7.00%, 8/15/20	50,000	54,937
Sprint Corp. 7.25%, 9/15/21	90,000	99,450
Starwood Property Trust, Inc. 5.00%, 12/15/21	50,000	51,937
Sungard Availability Services Capital, Inc. 8.75%, 4/1/22(a)	25,000	17,625
Sunoco L.P. 6.25%, 4/15/21	75,000	78,187

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	75

Schedule of Investments (continued)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2017

Investments	Principal Amount	Value

SUPERVALU, Inc. 6.75%, 6/1/21(b)	$50,000	$48,500
Symantec Corp. 4.20%, 9/15/20	100,000	105,500
T-Mobile USA, Inc. 6.13%, 1/15/22	100,000	104,500
Talen Energy Supply LLC 6.50%, 9/15/24(a)	50,000	37,000
Taylor Morrison Communities, Inc. 5.25%, 4/15/21(a)	50,000	51,228
TEGNA, Inc. 4.88%, 9/15/21(a)	50,000	51,313
Tenet Healthcare Corp. 4.75%, 6/1/20	125,000	129,531
6.00%, 10/1/20	50,000	53,359
7.50%, 1/1/22(a)	50,000	54,000
8.13%, 4/1/22	100,000	105,250
TIBCO Software, Inc. 11.38%, 12/1/21(a)	50,000	54,875
TMX Finance LLC 8.50%, 9/15/18(a)	25,000	23,188
Toll Brothers Finance Corp. 4.00%, 12/31/18	75,000	76,781
TPC Group, Inc. 8.75%, 12/15/20(a)	50,000	47,938
TRI Pointe Group, Inc. 4.38%, 6/15/19	75,000	76,875
Triumph Group, Inc. 4.88%, 4/1/21	50,000	48,000
Tronox Finance LLC 6.38%, 8/15/20	65,000	66,137
TRU Taj LLC 12.00%, 8/15/21(a)(b)	37,000	35,672
Unit Corp. 6.63%, 5/15/21	100,000	98,750
United Continental Holdings, Inc. 6.38%, 6/1/18	101,000	104,030
United States Steel Corp. 7.38%, 4/1/20(b)	74,000	81,122
8.38%, 7/1/21(a)	70,000	77,525
Universal Hospital Services, Inc. 7.63%, 8/15/20	25,000	25,500
Valeant Pharmaceuticals International, Inc. 5.38%, 3/15/20(a)	225,000	223,031
7.50%, 7/15/21(a)	50,000	49,250
Weatherford International Ltd. 5.13%, 9/15/20(b)	75,000	72,750
WESCO Distribution, Inc. 5.38%, 12/15/21	75,000	77,625
Whiting Petroleum Corp. 5.00%, 3/15/19	50,000	49,750
Windstream Services LLC 7.75%, 10/15/20	50,000	44,781
WPX Energy, Inc. 7.50%, 8/1/20	51,000	55,335
WR Grace & Co-Conn 5.13%, 10/1/21(a)(b)	100,000	109,000

Xerium Technologies, Inc. 9.50%, 8/15/21	$30,000	$31,125
XPO Logistics, Inc. 6.50%, 6/15/22(a)	100,000	105,585
TOTAL CORPORATE BONDS (Cost: $13,785,544)		13,883,504
FOREIGN CORPORATE BONDS – 10.1%
Australia – 0.3%
Virgin Australia Holdings Ltd. 8.50%, 11/15/19(a)(b)	40,000	42,350
Bermuda – 0.2%
Teekay Corp. 8.50%, 1/15/20(b)	25,000	25,375
Canada – 2.9%
Air Canada 7.75%, 4/15/21(a)(b)	75,000	86,182
Athabasca Oil Corp. 9.88%, 2/24/22(a)	50,000	47,250
Bombardier, Inc. 4.75%, 4/15/19(a)	50,000	51,250
7.75%, 3/15/20(a)	100,000	109,780
Calfrac Holdings L.P. 7.50%, 12/1/20(a)	25,000	22,500
Imperial Metals Corp. 7.00%, 3/15/19(a)	25,000	21,625
Lundin Mining Corp. 7.50%, 11/1/20(a)	25,000	26,156
New Red Finance, Inc. 6.00%, 4/1/22(a)	44,000	45,480
Precision Drilling Corp. 6.50%, 12/15/21(b)	50,000	48,750
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)	18,000	18,810

Total Canada		477,783
France – 0.5%
Credit Agricole S.A. 8.38%, 10/13/19, (8.375% fixed rate until 10/13/19; 3-month USD LIBOR + 6.982% thereafter)(a)(d)(e)	71,000	79,101
Italy – 1.4%
Telecom Italia Capital S.A. 7.18%, 6/18/19	22,000	23,897
Wind Acquisition Finance S.A. 4.75%, 7/15/20(a)	200,000	203,000

Total Italy		226,897
Luxembourg – 1.4%
ArcelorMittal 5.75%, 8/5/20	100,000	108,500
Intelsat Jackson Holdings S.A. 7.25%, 10/15/20	125,000	119,609

Total Luxembourg		228,109
Netherlands – 1.3%
NXP B.V. 4.13%, 6/1/21(a)	200,000	209,700

See Notes to Financial Statements.

76	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

August 31, 2017

Investments	Principal Amount	Value

New Zealand – 0.3%
Reynolds Group Issuer, Inc. 5.75%, 10/15/20	$50,000	$50,995
United Kingdom – 1.8%
Anglo American Capital PLC 4.45%, 9/27/20(a)	100,000	105,250
CEVA Group PLC 4.00%, 5/1/18(a)	75,000	74,625
Noble Holding International Ltd. 5.75%, 3/16/18	50,000	50,312
Royal Bank of Scotland Group PLC 4.70%, 7/3/18	68,000	69,358

Total United Kingdom		299,545
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,623,403)		1,639,855

	Shares
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 10.7%
United States – 10.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.00%(f)
(Cost: $1,750,628)(g)	1,750,628	1,750,628
TOTAL INVESTMENTS IN SECURITIES – 105.9% (Cost: $17,159,575)		17,273,987
Other Assets less Liabilities – (5.9)%		(954,825)

NET ASSETS – 100.0%		$16,319,162
(a)	This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2017 (See Note 2).

(c)	Security in default on interest payments.

(d)	The security has a perpetual maturity; the date displayed is the next call date.

(e)	Rate shown reflects the accrual rate as of August 31, 2017 on securities with variable or step rates.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2017.

(g)	At August 31, 2017, the total market value of the Fund’s securities on loan was $1,687,638 and the total market value of the collateral held by the Fund was $1,750,628.

3-month USD LIBOR – 3-month USD London Interbank Offered Rate as of August 31, 2017 is 1.318%.

LIBOR – London Interbank Offered Rate as of August 31, 2017 is 1.176%.

PIK – Payment in Kind.

FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS† (EXCHANGE-TRADED)
Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	27	12/29/17	$(3,199,500)	$(5,478)
U.S. Treasury Ultra Long Term Bond	15	12/19/17	(2,535,937)	(14,883)
Ultra 10 Year U.S. Treasury Note	71	12/19/17	(9,693,719)	(40,486)
			$(15,429,156)	$(60,847)
[1]	“Notional Amount” represents the current notional value of the futures contract.

†	As of August 31, 2017, cash collateral posted by the Fund with the broker for futures contracts was $289,000.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	77

Schedule of Investments

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

August 31, 2017

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 79.7%
U.S. Treasury Bill – 79.7%
U.S. Treasury Bill 0.99%, 11/16/17*	$163,332,000	$163,014,246
TOTAL INVESTMENTS IN SECURITIES – 79.7% (Cost: $162,995,981)		163,014,246
Other Assets less Liabilities – 20.3%		41,620,440

NET ASSETS – 100.0%		$204,634,686
*	Interest rate shown reflects the discount rate at time of purchase.

FINANCIAL DERIVATIVE INSTRUMENTS
WRITTEN PUT OPTION CONTRACTS† (EXCHANGE-TRADED)
Description	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Paid/ (Received)	Value
S&P 500 Index	(846)	$(205,155,000)	$2,425	9/15/2017	$(2,247,530)	$(381,546)
†	As of August 31, 2017, the Fund posted cash collateral of $19,520,000 with the broker for written put option contracts.

[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

See Notes to Financial Statements.

78	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

August 31, 2017

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 85.9%
U.S. Treasury Bills – 85.9%
U.S. Treasury Bills 0.95%, 9/7/17*	$26,920,000	$26,916,071
0.98%, 9/21/17*	115,120,000	115,063,149
1.10%, 12/7/17*(a)	4,740,000	4,727,599
TOTAL INVESTMENTS IN SECURITIES – 85.9% (Cost: $146,700,543)		146,706,819
Other Assets less Liabilities – 14.1%		24,172,292

NET ASSETS – 100.0%		$170,879,111
*	Interest rate shown reflects the discount rate at time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $4,727,599 as of August 31, 2017.

FINANCIAL DERIVATIVE INSTRUMENTS
FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)
Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/20/2017	14,602,000	JPY	133,382	USD	$—	$(619)
Bank of America N.A.	9/20/2017	20,847,000	JPY	186,967	USD	2,577	—
Bank of America N.A.	9/20/2017	279,655	USD	30,604,000	JPY	1,399	—
Goldman Sachs	9/20/2017	357,238,910	JPY	3,246,228	USD	1,841	—
Goldman Sachs	9/20/2017	102,781,000	JPY	934,216	USD	284	—
Goldman Sachs	9/20/2017	344,951,670	JPY	3,138,664	USD	—	(2,312)
Goldman Sachs	9/20/2017	13,727,761	USD	1,540,668,000	JPY	—	(280,219)
Goldman Sachs	12/20/2017	344,593,480	JPY	3,149,066	USD	—	(2,154)
Nomura International PLC	9/20/2017	359,031,330	JPY	3,266,772	USD	—	(2,407)
Nomura International PLC	12/20/2017	358,658,520	JPY	3,277,516	USD	—	(2,159)
Royal Bank of Canada	9/20/2017	371,820,090	JPY	3,379,132	USD	1,511	—
						$7,612	$(289,870)

CURRENCY LEGEND

JPY     Japanese yen

USD   U.S. dollar

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
Cocoa	492	12/13/17	$(9,475,920)	$—
Coffee “C”	197	12/18/17	(9,555,731)	576,994
Cotton No. 2	178	12/6/17	(6,312,770)	(196,820)
Silver	108	12/27/17	(9,490,500)	(367,732)
Soybean	135	11/14/17	(6,380,438)	—
			$(41,215,359)	$12,442

Long Exposure	Contracts	Expiration Date	Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	50	12/19/17	$6,349,219	$70,047
Australian Dollar Currency	120	12/18/17	9,526,800	440
British Pound Currency	78	12/18/17	6,326,775	238
Canadian Dollar Currency	119	12/19/17	9,531,305	285
Copper	123	12/27/17	9,527,887	564,675
Euro Currency	63	12/18/17	9,426,375	69
Gasoline RBOB	103	11/30/17	6,647,332	165,274
Gold 100 Ounce	48	12/27/17	6,346,560	(950)
Live Cattle	144	12/29/17	6,284,160	(357,460)
NY Harbor ULSD	92	11/30/17	6,574,982	130,040
Swiss Franc Currency	72	12/18/17	9,440,100	(1,137)
U.S. Treasury Long Bond	41	12/19/17	6,399,844	174,271
			$92,381,339	$745,792
Total - Net			$51,165,980	$758,234
[1]	“Notional Amount” represents the current notional value of the futures contract.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	79

Statements of Assets and Liabilities

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2017

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Asia Local Debt Fund
ASSETS:

Investments, at cost	$137,560,800	$19,971,421	$24,235,196	$33,294,296	$19,809,178

Repurchase agreements, at cost	—	—	12,250,000	15,710,000	2,500,000

Foreign currency, at cost	—	—	62	—	46,368
Investments in securities, at value (Note 2)	137,564,300	19,968,900	24,235,679	33,295,148	19,054,771

Repurchase agreements, at value (Note 2)	—	—	12,250,000	15,710,000	2,500,000

Cash	880,517	21,801,439	642,860	250,696	1,018,939

Cash collateral received for foreign currency contracts	250,000	—	—	—	—

Foreign currency, at value	—	—	63	—	46,786

Unrealized appreciation on foreign currency contracts	489,030	1,191,439	1,211,112	583,367	5,870

Receivables:

Interest	—	—	364	467	210,472
Total Assets	139,183,847	42,961,778	38,340,078	49,839,678	22,836,838
LIABILITIES:

Unrealized depreciation on foreign currency contracts	411,339	270,260	13,610	61,500	7,250

Payables:

Investment securities purchased	—	19,971,421	—	—	—

Cash collateral received for foreign currency contracts	250,000	—	—	—	—

Advisory fees (Note 3)	60,101	8,647	14,456	23,013	10,630

Service fees (Note 2)	529	84	141	184	85

Foreign capital gains tax	—	—	—	—	8,172
Total Liabilities	721,969	20,250,412	28,207	84,697	26,137
NET ASSETS	$138,461,878	$22,711,366	$38,311,871	$49,754,981	$22,810,701
NET ASSETS:

Paid-in capital	$150,903,264	$120,206,804	$39,245,458	$95,264,958	$33,476,098

Distributions in excess of net investment income	—	—	—	—	(967,353)

Accumulated net realized loss on investments, foreign currency contracts and foreign currency related transactions	(12,522,577)	(98,414,096)	(2,131,574)	(46,032,696)	(8,935,653)

Net unrealized appreciation (depreciation) on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	81,191	918,658	1,197,987	522,719	(762,391)
NET ASSETS	$138,461,878	$22,711,366	$38,311,871	$49,754,981	$22,810,701
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	5,400,000	1,200,000	1,500,000	2,600,000	500,000
Net asset value per share	$25.64	$18.93	$25.54	$19.14	$45.62

See Notes to Financial Statements.

80	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2017

	WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund	WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund	WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree Bloomberg Floating Rate Treasury Fund
ASSETS:

Investments, at cost	$23,376,087	$16,602,537	$164,182,987	$4,895,966	$1,249,456
Investments in securities, at value[1,3] (Note 2)	23,834,556	16,865,957	167,119,529	4,912,083	1,250,623

Cash	1,188,761	880,172	9,283,281	446,035	6,722

Deposits at broker for futures contracts	254,400	319,270	—	—	—

Receivables:

Investment securities sold	446,946	170,113	3,774,627	1,136,333	95,244

Interest	140,571	99,342	1,209,599	30,136	1,279
Total Assets	25,865,234	18,334,854	181,387,036	6,524,587	1,353,868
LIABILITIES:

Securities sold short, at value[2]	182,506	—	—	—	—

Payables:

Cash collateral for securities loaned (Note 2)	66,788	79,250	335,455	—	—

Investment securities purchased	1,642,917	1,060,260	12,928,724	1,498,868	100,114

Advisory fees (Note 3)	4,683	4,105	16,818	512	160

Service fees (Note 2)	89	65	617	19	5

Net variation margin on futures contracts	23,352	39,223	—	—	—

Interest on securities sold short	340	—	—	—	—
Total Liabilities	1,920,675	1,182,903	13,281,614	1,499,399	100,279
NET ASSETS	$23,944,559	$17,151,951	$168,105,422	$5,025,188	$1,253,589
NET ASSETS:

Paid-in capital	$26,629,710	$20,150,094	$165,432,309	$5,001,111	$1,249,652

Undistributed net investment income	4,001	—	56,662	1,587	237

Accumulated net realized gain (loss) on investments, futures contracts and securities sold short	(3,092,946)	(3,186,199)	(320,091)	6,373	2,533

Net unrealized appreciation on investments, futures contracts and securities sold short	403,794	188,056	2,936,542	16,117	1,167
NET ASSETS	$23,944,559	$17,151,951	$168,105,422	$5,025,188	$1,253,589
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	500,000	400,000	3,300,000	100,002	50,000
Net asset value per share	$47.89	$42.88	$50.94	$50.25	$25.07
[1] Includes market value of securities out on loan of:	$65,081	$76,958	$327,865	—	—

[2] Proceeds received on securities sold short were as follows:	$181,754	—	—	—	—

[3] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	81

Statements of Assets and Liabilities (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2017

	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Negative Duration High Yield Bond Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund
ASSETS:

Investments, at cost	$46,803,645	$266,978,361	$58,129,885	$17,159,575	$162,995,981

Repurchase agreements, at cost	—	10,000,000	—	—	—

Foreign currency, at cost	—	1,290,460	—	—	—
Investments in securities, at value[1,3] (Note 2)	49,104,192	245,718,415	58,451,844	17,273,987	163,014,246

Repurchase agreements, at value (Note 2)	—	10,000,000	—	—	—

Cash	1,951,695	930,146	493,541	45,692	22,546,342

Deposits at broker for futures contracts	69,000	—	195,400	289,000	—

Foreign currency, at value	—	1,280,109	—	—	—

Cash collateral segregated for written options	—	—	—	—	19,520,000

Unrealized appreciation on foreign currency contracts	—	27,084	—	—	—

Receivables:

Investment securities sold	—	13,116,480	635,019	115,084	—

Bonds partially called by issuer	—	—	282,526	94,607	—

Interest	670,322	3,954,893	992,399	287,976	—

Foreign tax reclaims	—	4,145	—	—	—
Total Assets	51,795,209	275,031,272	61,050,729	18,106,346	205,080,588
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	65,803	—	—	—

Written options, at value[2]	—	—	—	—	381,546

Payables:

Cash collateral for securities loaned (Note 2)	725,258	—	6,019,853	1,750,628	—

Investment securities purchased	—	17,777,605	—	—	—

Advisory fees (Note 3)	25,857	119,044	21,407	6,706	63,619

Service fees (Note 2)	189	952	219	61	737

Net variation margin on futures contracts	8,719	—	11,781	29,789	—

Foreign capital gains tax	—	217,296	—	—	—
Total Liabilities	760,023	18,180,700	6,053,260	1,787,184	445,902
NET ASSETS	$51,035,186	$256,850,572	$54,997,469	$16,319,162	$204,634,686
NET ASSETS:

Paid-in capital	$58,851,477	$298,798,084	$55,982,555	$18,440,333	$197,613,177

Undistributed (Distributions in excess of) net investment income	26,372	(213,256)	36,163	10,241	168,332

Accumulated net realized gain (loss) on investments, futures contracts, written options, foreign currency contracts and foreign currency related transactions	(10,146,757)	(20,251,927)	(1,304,183)	(2,184,977)	4,968,928

Net unrealized appreciation (depreciation) on investments, futures contracts, written options, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,304,094	(21,482,329)	282,934	53,565	1,884,249
NET ASSETS	$51,035,186	$256,850,572	$54,997,469	$16,319,162	$204,634,686
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	700,000	6,600,000	2,300,000	800,000	7,000,004
Net asset value per share	$72.91	$38.92	$23.91	$20.40	$29.23
[1] Includes market value of securities out on loan of:	$698,761	—	$5,802,744	$1,687,638	—

[2] Premiums received on written options were as follows:	—	—	—	—	$2,247,530

[3] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

82	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

August 31, 2017

WisdomTree Managed Futures Strategy Fund (consolidated)
ASSETS:

Investments, at cost	$146,700,543
Investments in securities, at value	146,706,819

Cash	24,038,092

Unrealized appreciation on foreign currency contracts	7,612

Receivables:

Net variation margin on futures contracts	508,438
Total Assets	171,260,961
LIABILITIES:

Unrealized depreciation on foreign currency contracts	289,870

Payables:

Advisory fees (Note 3)	91,362

Service fees (Note 2)	618
Total Liabilities	381,850
NET ASSETS	$170,879,111
NET ASSETS:

Paid-in capital	$177,194,383

Accumulated net investment loss	(2,767,741)

Accumulated net realized loss on investments, futures contracts and foreign currency contracts	(4,029,783)

Net unrealized appreciation on investments, futures contracts and foreign currency contracts	482,252
NET ASSETS	$170,879,111
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	4,400,000
Net asset value per share	$38.84

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	83

Statements of Operations

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2017

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Brazilian Real Strategy Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Asia Local Debt Fund
INVESTMENT INCOME:

Interest[1]	$963,855	$128,501	$227,182	$269,464	$648,422

Securities lending income (Note 2)	—	—	—	—	201
Total investment income	963,855	128,501	227,182	269,464	648,623
EXPENSES:

Advisory fees (Note 3)	951,115	104,385	188,089	260,747	131,827

Service fees (Note 2)	8,370	1,020	1,839	2,086	1,055
Total expenses	959,485	105,405	189,928	262,833	132,882
Net investment income	4,370	23,096	37,254	6,631	515,741
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,650)	44	(1,089)	(205)	(1,589,711)

Foreign currency contracts	(1,396,127)	2,154,393	(250,190)	2,812,316	62,452

Foreign currency related transactions	—	—	1	—	7,289
Net realized gain (loss)	(1,397,777)	2,154,437	(251,278)	2,812,111	(1,519,970)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	(527)	(2,993)	(195)	355	950,907

Foreign currency contracts	(1,375,596)	242,601	1,588,047	172,559	(57,404)

Translation of assets and liabilities denominated in foreign currencies	—	—	3	—	(81)
Net increase (decrease) in unrealized appreciation/depreciation	(1,376,123)	239,608	1,587,855	172,914	893,422
Net realized and unrealized gain (loss) on investments	(2,773,900)	2,394,045	1,336,577	2,985,025	(626,548)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,769,530)	$2,417,141	$1,373,831	$2,991,656	$(110,807)
[1] Net of foreign withholding tax of:	—	—	—	—	$30,991

[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	—	—	$5,334

See Notes to Financial Statements.

84	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year or Period Ended August 31, 2017

	WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund	WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund	WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund[1]	WisdomTree Bloomberg Floating Rate Treasury Fund
INVESTMENT INCOME:

Interest	$509,489	$345,238	$3,567,379	$27,398	$10,419

Securities lending income (Note 2)	854	465	2,586	—	—
Total investment income	510,343	345,703	3,569,965	27,398	10,419
EXPENSES:

Advisory fees (Note 3)	52,852	44,061	253,933	2,912	2,505

Service fees (Note 2)	1,011	692	5,587	64	55
Total expenses	53,863	44,753	259,520	2,976	2,560
Expense waivers (Note 3)	—	—	(101,573)	(1,165)	(627)
Net expenses	53,863	44,753	157,947	1,811	1,933
Net investment income	456,480	300,950	3,412,018	25,587	8,486
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	6,497	94,088	(71,400)	6,373	2,761

In-kind redemptions	19,449	—	—	—	—

Futures contracts	302,643	280,095	—	—	—

Securities sold short	1,325	—	(4,221)	—	—
Net realized gain (loss)	329,914	374,183	(75,621)	6,373	2,761
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(294,918)	(221,064)	(881,863)	16,117	(396)

Futures contracts	(65,541)	(90,607)	—	—	—

Securities sold short	(776)	—	4,625	—	—
Net increase (decrease) in unrealized appreciation/depreciation	(361,235)	(311,671)	(877,238)	16,117	(396)
Net realized and unrealized gain (loss) on investments	(31,321)	62,512	(952,859)	22,490	2,365
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$425,159	$363,462	$2,459,159	$48,077	$10,851

[1]	For the period May 18, 2017 (commencement of operations) through August 31, 2017.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	85

Statements of Operations (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2017

	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Negative Duration High Yield Bond Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund
INVESTMENT INCOME:

Interest[1]	$2,457,851	$15,517,993	$2,042,723	$686,193	$483,329

Payment-in-kind interest	—	—	765	176	—

Securities lending income (Note 2)	23,653	—	47,763	15,308	—
Total investment income	2,481,504	15,517,993	2,091,251	701,677	483,329
EXPENSES:

Advisory fees (Note 3)	321,570	1,406,355	159,799	61,079	360,558

Service fees (Note 2)	2,359	11,252	1,635	560	3,606
Total expenses	323,929	1,417,607	161,434	61,639	364,164
Expense waivers (Note 3)	—	—	—	—	(49,167)
Net expenses	323,929	1,417,607	161,434	61,639	314,997
Net investment income	2,157,575	14,100,386	1,929,817	640,038	168,332
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	(1,195,535)	(7,974,525)	278,987	140,655	13

In-kind redemptions	146,885	(7,713,429)	83,228	—	—

Futures contracts	39,777	—	(227,852)	(9,410)	—

Written options	—	—	—	—	5,172,354

Foreign currency contracts	—	73,108	—	—	—

Foreign currency related transactions	—	168,672	—	—	—
Net realized gain (loss)	(1,008,873)	(15,446,174)	134,363	131,245	5,172,367
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	1,611,327	20,040,048	147,605	42,900	17,389

Futures contracts	3,547	—	(43,838)	(68,552)	—

Written options	—	—	—	—	1,871,684

Foreign currency contracts	—	(168,689)	—	—	—

Translation of assets and liabilities denominated in foreign currencies	—	49,562	—	—	—
Net increase (decrease) in unrealized appreciation/depreciation	1,614,874	19,920,921	103,767	(25,652)	1,889,073
Net realized and unrealized gain on investments	606,001	4,474,747	238,130	105,593	7,061,440
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,763,576	$18,575,133	$2,167,947	$745,631	$7,229,772
[1] Net of foreign withholding tax of:	$595	$318,729	—	—	—

[2] Net of foreign capital gains tax withheld of:	—	$178,961	—	—	—

[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	$2,303	—	—	—

See Notes to Financial Statements.

86	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Operations (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

For the Year Ended August 31, 2017

WisdomTree Managed Futures Strategy Fund (consolidated)
INVESTMENT INCOME:

Interest	$865,188
Total investment income	865,188
EXPENSES:

Advisory fees (Note 3)	1,363,624

Service fees (Note 2)	7,997
Total expenses	1,371,621
Expense waivers (Note 3)	(181,817)
Net expenses	1,189,804
Net investment loss	(324,616)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(2,976)

Futures contracts	(12,461,625)

Foreign currency contracts	589,113

Payments by sub-advisor (Note 3)	109,900
Net realized loss	(11,765,588)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	2,499

Futures contracts	3,112,688

Foreign currency contracts	(1,786,031)
Net increase in unrealized appreciation/depreciation	1,329,156
Net realized and unrealized loss on investments	(10,436,432)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,761,048)

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	87

Statements of Changes in Net Assets

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Bloomberg U.S. Dollar Bullish Fund		WisdomTree Brazilian Real Strategy Fund		WisdomTree Chinese Yuan Strategy Fund
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$4,370	$(914,924)	$23,096	$(46,519)	$37,254	$150,165

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(1,397,777)	(12,794,798)	2,154,437	2,069,057	(251,278)	(4,034,675)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,376,123)	3,108,928	239,608	2,470,588	1,587,855	3,424,897
Net increase (decrease) in net assets resulting from operations	(2,769,530)	(10,600,794)	2,417,141	4,493,126	1,373,831	(459,613)
DISTRIBUTIONS:

Capital gains	—	(15,774,360)	—	—	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	16,557,459	220,189,235	6,948,413	2,960,303	—	5,011,021

Cost of shares redeemed	(112,385,250)	(297,438,458)	(10,102,207)	—	(11,905,364)	(44,535,345)
Net increase (decrease) in net assets resulting from capital share transactions	(95,827,791)	(77,249,223)	(3,153,794)	2,960,303	(11,905,364)	(39,524,324)
Net Increase (Decrease) in Net Assets	(98,597,321)	(103,624,377)	(736,653)	7,453,429	(10,531,533)	(39,983,937)
NET ASSETS:

Beginning of year	$237,059,199	$340,683,576	$23,448,019	$15,994,590	$48,843,404	$88,827,341

End of year	$138,461,878	$237,059,199	$22,711,366	$23,448,019	$38,311,871	$48,843,404
Accumulated net investment loss included in net assets at end of year	$—	$(484,486)	$—	$(26,109)	$—	$(365,823)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	9,000,000	11,900,000	1,400,000	1,200,000	2,000,000	3,600,000

Shares created	600,000	8,100,000	400,000	200,000	—	200,000

Shares redeemed	(4,200,000)	(11,000,000)	(600,000)	—	(500,000)	(1,800,000)
Shares outstanding, end of year	5,400,000	9,000,000	1,200,000	1,400,000	1,500,000	2,000,000

See Notes to Financial Statements.

88	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Emerging Currency Strategy Fund		WisdomTree Asia Local Debt Fund		WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$6,631	$(185,163)	$515,741	$697,538	$456,480	$407,836

Net realized gain (loss) on investments, futures contracts, securities sold short, foreign currency contracts and foreign currency related transactions	2,812,111	(737,959)	(1,519,970)	(3,989,494)	329,914	(858,097)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, securities sold short, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	172,914	3,116,097	893,422	6,021,883	(361,235)	770,325
Net increase (decrease) in net assets resulting from operations	2,991,656	2,192,975	(110,807)	2,729,927	425,159	320,064
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	—	—	(181,500)	(297,000)	(500,608)	(448,000)

Return of capital	—	—	(240,500)	(396,500)	—	—
Total dividends and distributions	—	—	(422,000)	(693,500)	(500,608)	(448,000)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	10,807,537	22,466,752	8,985,602	—	4,815,282	—

Cost of shares redeemed	(7,173,838)	(34,248,709)	(13,008,768)	(13,243,438)	(4,800,679)	(4,790,072)
Net increase (decrease) in net assets resulting from capital share transactions	3,633,699	(11,781,957)	(4,023,166)	(13,243,438)	14,603	(4,790,072)
Net Increase (Decrease) in Net Assets	6,625,355	(9,588,982)	(4,555,973)	(11,207,011)	(60,846)	(4,918,008)
NET ASSETS:

Beginning of year	$43,129,626	$52,718,608	$27,366,674	$38,573,685	$24,005,405	$28,923,413

End of year	$49,754,981	$43,129,626	$22,810,701	$27,366,674	$23,944,559	$24,005,405
Distributions in excess of net investment income	$—	$—	$(967,353)	$(28,935)	$—	$—
Undistributed net investment income/(Accumulated net investment loss) included in net assets at end of year	$—	$(97,691)	$—	$—	$4,001	$6,792
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	2,400,000	3,100,000	600,000	900,000	500,000	600,000

Shares created	600,000	1,300,000	200,000	—	100,000	—

Shares redeemed	(400,000)	(2,000,000)	(300,000)	(300,000)	(100,000)	(100,000)
Shares outstanding, end of year	2,600,000	2,400,000	500,000	600,000	500,000	500,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	89

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund		WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund		WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Period May 18, 2017* through August 31, 2017
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$300,950	$228,138	$3,412,018	$1,352,264	$25,587

Net realized gain (loss) on investments, futures contracts and securities sold short	374,183	(1,043,009)	(75,621)	525,692	6,373

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and securities sold short	(311,671)	415,583	(877,238)	3,862,385	16,117
Net increase (decrease) in net assets resulting from operations	363,462	(399,288)	2,459,159	5,740,341	48,077
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(325,358)	(265,500)	(3,533,130)	(1,443,500)	(24,000)

Capital gains	—	—	(502,964)	—	—

Return of capital	(222)	—	—	—	—
Total dividends and distributions	(325,580)	(265,500)	(4,036,094)	(1,443,500)	(24,000)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	8,742,477	4,463,963	60,397,433	100,024,193	5,001,011

Cost of shares redeemed	(4,307,011)	(8,887,513)	—	(100)	—
Net increase (decrease) in net assets resulting from capital share transactions	4,435,466	(4,423,550)	60,397,433	100,024,093	5,001,011
Net Increase (Decrease) in Net Assets	4,473,348	(5,088,338)	58,820,498	104,320,934	5,025,088
NET ASSETS:

Beginning of period	$12,678,603	$17,766,941	$109,284,924	$4,963,990	$100

End of period	$17,151,951	$12,678,603	$168,105,422	$109,284,924	$5,025,188
Undistributed net investment income included in net assets at end of period	$—	$1,586	$56,662	$7,498	$1,587
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	300,000	400,000	2,100,000	100,002	2

Shares created	200,000	100,000	1,200,000	2,000,000	100,000

Shares redeemed	(100,000)	(200,000)	—	(2)	—
Shares outstanding, end of period	400,000	300,000	3,300,000	2,100,000	100,002
*	Commencement of operations.

See Notes to Financial Statements.

90	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Bloomberg Floating Rate Treasury Fund		WisdomTree Emerging Markets Corporate Bond Fund		WisdomTree Emerging Markets Local Debt Fund
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$8,486	$2,455	$2,157,575	$2,735,297	$14,100,386	$23,214,143

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	2,761	35	(1,008,873)	(6,207,867)	(15,446,174)	(110,449,091)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(396)	757	1,614,874	7,727,411	19,920,921	122,615,061
Net increase in net assets resulting from operations	10,851	3,247	2,763,576	4,254,841	18,575,133	35,380,113
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(8,594)	(1,550)	(2,141,000)	(2,725,500)	(5,743,121)	(7,711,000)

Return of capital	—	—	—	—	(6,030,879)	(12,542,500)
Total dividends and distributions	(8,594)	(1,550)	(2,141,000)	(2,725,500)	(11,774,000)	(20,253,500)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	—	—	40,579,290	125,325,367

Cost of shares redeemed	—	—	(7,130,042)	(26,942,577)	(117,563,423)	(292,684,937)
Net decrease in net assets resulting from capital share transactions	—	—	(7,130,042)	(26,942,577)	(76,984,133)	(167,359,570)
Net Increase (Decrease) in Net Assets	2,257	1,697	(6,507,466)	(25,413,236)	(70,183,000)	(152,232,957)
NET ASSETS:

Beginning of year	$1,251,332	$1,249,635	$57,542,652	$82,955,888	$327,033,572	$479,266,529

End of year	$1,253,589	$1,251,332	$51,035,186	$57,542,652	$256,850,572	$327,033,572
Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$237	$344	$26,372	$9,797	$(213,256)	$(498,409)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	50,000	50,000	800,000	1,200,000	8,700,000	13,400,000

Shares created	—	—	—	—	1,100,000	3,500,000

Shares redeemed	—	—	(100,000)	(400,000)	(3,200,000)	(8,200,000)
Shares outstanding, end of year	50,000	50,000	700,000	800,000	6,600,000	8,700,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	91

Statements of Changes in Net Assets (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Interest Rate Hedged High Yield Bond Fund		WisdomTree Negative Duration High Yield Bond Fund		WisdomTree CBOE S&P 500 PutWrite Strategy Fund
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2017	For the Period February 24, 2016* through August 31, 2016
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$1,929,817	$679,592	$640,038	$500,323	$168,332	$(7,402)

Net realized gain (loss) on investments, futures contracts and written options	134,363	(778,226)	131,245	(1,344,692)	5,172,367	549,705

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and written options	103,767	837,275	(25,652)	439,434	1,889,073	(4,824)
Net increase (decrease) in net assets resulting from operations	2,167,947	738,641	745,631	(404,935)	7,229,772	537,479
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(1,900,500)	(676,500)	(632,232)	(499,500)	—	—

Capital gains	—	—	—	—	(620,193)	—
Total dividends and distributions	(1,900,500)	(676,500)	(632,232)	(499,500)	(620,193)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	52,602,758	—	8,452,788	2,067,862	188,624,261	16,975,517

Cost of shares redeemed	(11,909,712)	(6,883,821)	(1,959,249)	(3,949,815)	(6,828,636)	(1,283,614)
Net increase (decrease) in net assets resulting from capital share transactions	40,693,046	(6,883,821)	6,493,539	(1,881,953)	181,795,625	15,691,903
Net Increase (Decrease) in Net Assets	40,960,493	(6,821,680)	6,606,938	(2,786,388)	188,405,204	16,229,382
NET ASSETS:

Beginning of period	$14,036,976	$20,858,656	$9,712,224	$12,498,612	$16,229,482	$100

End of period	$54,997,469	$14,036,976	$16,319,162	$9,712,224	$204,634,686	$16,229,482
Undistributed net investment income included in net assets at end of period	$36,163	$6,846	$10,241	$2,435	$168,332	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	600,000	900,000	500,000	600,000	600,004	4

Shares created	2,200,000	—	400,000	100,000	6,650,000	650,000

Shares redeemed	(500,000)	(300,000)	(100,000)	(200,000)	(250,000)	(50,000)
Shares outstanding, end of period	2,300,000	600,000	800,000	500,000	7,000,004	600,004
*	Commencement of operations.

See Notes to Financial Statements.

92	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

	WisdomTree Managed Futures Strategy Fund (consolidated)
	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(324,616)	$(1,554,571)

Net realized gain (loss) on investments, futures contracts, payments by sub-advisor and foreign currency contracts	(11,765,588)	4,506,830

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and foreign currency contracts	1,329,156	(2,698,738)
Net increase (decrease) in net assets resulting from operations	(10,761,048)	253,521
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	56,978,008	8,361,498

Cost of shares redeemed	(56,278,381)	(41,757,098)
Net increase (decrease) in net assets resulting from capital share transactions	699,627	(33,395,600)
Net Decrease in Net Assets	(10,061,421)	(33,142,079)
NET ASSETS:

Beginning of year	$180,940,532	$214,082,611

End of year	$170,879,111	$180,940,532
Accumulated net investment loss included in net assets at end of year	$(2,767,741)	$(2,702,558)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	4,400,000	5,200,000

Shares created	1,400,000	200,000

Shares redeemed	(1,400,000)	(1,000,000)
Shares outstanding, end of year	4,400,000	4,400,000

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	93

Financial Highlights

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$26.34	$28.63	$25.11	$25.12
Investment operations:
Net investment income (loss)[1]	0.00 [2]	(0.10)	(0.13)	(0.08)
Net realized and unrealized gain (loss)	(0.70)	(0.42)[3]	4.08	0.07
Total from investment operations	(0.70)	(0.52)	3.95	(0.01)
Distributions to shareholders:
Capital gains	—	(1.77)	(0.43)	—
Net asset value, end of period	$25.64	$26.34	$28.63	$25.11

TOTAL RETURN[4]	(2.66)%	(2.05)%[5]	15.83%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$138,462	$237,059	$340,684	$55,245
Ratios to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.51%[6,7]
Net investment income (loss)	0.00%[8]	(0.35)%	(0.48)%	(0.48)%[6]
Portfolio turnover rate[9]	0%	0%	0%	0%

WisdomTree Brazilian Real Strategy Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Net asset value, beginning of year	$16.75	$13.33	$19.48	$16.83	$18.81
Investment operations:
Net investment income (loss)[1]	0.02	(0.04)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	2.16	3.46	(6.08)	2.72	(1.91)
Total from investment operations	2.18	3.42	(6.15)	2.65	(1.98)
Net asset value, end of year	$18.93	$16.75	$13.33	$19.48	$16.83

TOTAL RETURN[4]	13.01%	25.66%	(31.57)%	15.75%	(10.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$22,711	$23,448	$15,995	$31,163	$40,397
Ratios to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.46%[10]	0.45%
Net investment income (loss)	0.10%	(0.26)%	(0.40)%	(0.40)%	(0.39)%
Portfolio turnover rate[9]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]	Includes a voluntary reimbursement from the sub-advisor of $0.01 per share for investment losses on certain foreign exchange transactions during the period.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.04% lower.

[6]	Annualized.

[7]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[8]	Amount represents less than 0.005%.

[9]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[10]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45%.

See Notes to Financial Statements.

94	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Net asset value, beginning of year	$24.42	$24.67	$25.35	$26.22	$25.22
Investment operations:
Net investment income (loss)[1]	0.02	0.06	0.06	(0.03)	0.00 [2]
Net realized and unrealized gain (loss)	1.10	(0.31)	(0.64)	0.20	1.20
Total from investment operations	1.12	(0.25)	(0.58)	0.17	1.20
Dividends and distributions to shareholders:
Net investment income	—	—	—	(0.21)	—
Capital gains	—	—	(0.10)	(0.83)	(0.20)
Total dividends and distributions to shareholders	—	—	(0.10)	(1.04)	(0.20)
Net asset value, end of year	$25.54	$24.42	$24.67	$25.35	$26.22

TOTAL RETURN[3]	4.59%	(1.01)%	(2.30)%	0.63%	4.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$38,312	$48,843	$88,827	$152,119	$215,015
Ratios to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.46%[4]	0.45%
Net investment income (loss)	0.09%	0.26%	0.24%	(0.11)%	0.02%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Net asset value, beginning of year	$17.97	$17.01	$20.43	$19.66	$20.33
Investment operations:
Net investment income (loss)[1]	0.00 [2]	(0.07)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	1.17	1.03	(3.32)	0.88	(0.57)
Total from investment operations	1.17	0.96	(3.42)	0.77	(0.67)
Net asset value, end of year	$19.14	$17.97	$17.01	$20.43	$19.66

TOTAL RETURN[3]	6.51%	5.64%	(16.74)%	3.92%	(3.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$49,755	$43,130	$52,719	$102,148	$192,628
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.56%[4]	0.55%
Net investment income (loss)	0.01%	(0.41)%	(0.52)%	(0.53)%	(0.48)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[4]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45% for the WisdomTree Chinese Yuan Strategy Fund and 0.55% for the WisdomTree Emerging Currency Strategy Fund.

[5]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	95

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia Local Debt Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Net asset value, beginning of year	$45.61	$42.86	$49.93	$47.41	$51.57
Investment operations:
Net investment income[1]	0.96	0.99	1.29	1.15	1.20
Net realized and unrealized gain (loss)	(0.16)	2.74	(7.28)	2.00	(3.74)
Total from investment operations	0.80	3.73	(5.99)	3.15	(2.54)
Dividends and distributions to shareholders:
Net investment income	(0.27)	(0.36)	(1.08)	(0.47)	(1.34)
Capital gains	—	—	—	—	(0.28)
Return of capital	(0.52)	(0.62)	—	(0.16)	—
Total dividends and distributions to shareholders	(0.79)	(0.98)	(1.08)	(0.63)	(1.62)
Net asset value, end of year	$45.62	$45.61	$42.86	$49.93	$47.41

TOTAL RETURN[2]	1.81%	8.81%	(12.15)%	6.69%	(5.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$22,811	$27,367	$38,574	$339,553	$493,089
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.56%[3]	0.55%
Net investment income	2.15%	2.24%	2.68%	2.36%	2.34%
Portfolio turnover rate[4]	46%	26%	10%	62%	52%

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$48.01	$48.21	$49.78	$49.98
Investment operations:
Net investment income[1]	0.95	0.77	0.68	0.54
Net realized and unrealized loss	(0.03)	(0.13)	(1.50)	(0.11)
Total from investment operations	0.92	0.64	(0.82)	0.43
Dividends and distributions to shareholders:
Net investment income	(1.04)	(0.84)	(0.75)	(0.63)
Return of capital	—	—	(0.00)[5]	—
Total dividends and distributions to shareholders	(1.04)	(0.84)	(0.75)	(0.63)
Net asset value, end of period	$47.89	$48.01	$48.21	$49.78

TOTAL RETURN[2]	1.93%	1.35%	(1.66)%	0.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$23,945	$24,005	$28,923	$4,978
Ratios to average net assets of:
Expenses	0.23%	0.23%	0.23%	0.24%[6,7]
Net investment income	1.99%	1.60%	1.39%	1.52%[6]
Portfolio turnover rate[4,8]	187%	226%	359%	243%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.55%.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

[6]	Annualized.

[7]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.23%.

[8]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2014 were 45%, 33%, 95% and 87%, respectively.

See Notes to Financial Statements.

96	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$42.26	$44.42	$46.65	$50.05
Investment operations:
Net investment income[1]	0.83	0.70	0.62	0.51
Net realized and unrealized gain (loss)	0.67	(2.07)	(2.18)	(3.30)
Total from investment operations	1.50	(1.37)	(1.56)	(2.79)
Dividends and distributions to shareholders:
Net investment income	(0.88)	(0.79)	(0.67)	(0.61)
Return of capital	(0.00)[8]	—	—	—
Total dividends and distributions to shareholders	(0.88)	(0.79)	(0.67)	(0.61)
Net asset value, end of period	$42.88	$42.26	$44.42	$46.65

TOTAL RETURN[2]	3.55%	(3.11)%	(3.36)%	(5.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,152	$12,679	$17,767	$4,665
Ratios to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.29%[3,4]
Net investment income	1.91%	1.61%	1.38%	1.48%[3]
Portfolio turnover rate[5,6]	209%	226%	424%	257%

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Period July 9, 2015* through August 31, 2015
Net asset value, beginning of period	$52.04	$49.64	$49.78
Investment operations:
Net investment income[1]	1.35	1.31	0.16
Net realized and unrealized gain (loss)	(0.85)	2.50	(0.18)
Total from investment operations	0.50	3.81	(0.02)
Dividends and distributions to shareholders:
Net investment income	(1.38)	(1.41)	(0.12)
Capital gains	(0.22)	—	—
Total dividends and distributions to shareholders	(1.60)	(1.41)	(0.12)
Net asset value, end of period	$50.94	$52.04	$49.64

TOTAL RETURN[2]	1.05%	7.81%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$168,105	$109,285	$4,964
Ratios to average net assets of:
Expenses, net of expense waivers	0.12%	0.12%	0.12%[3]
Expenses, prior to expense waivers	0.20%	0.20%	0.20%[3]
Net investment income	2.69%	2.59%	2.21%[3]
Portfolio turnover rate[5,7]	134%	141%	51%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment advisor for WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (Notes 2 and 3).

[3]	Annualized.

[4]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.28%.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2014 were 94%, 56%, 163% and 96%, respectively.

[7]	The portfolio turnover rate excluding TBA roll transactions for the periods ended August 31, 2017, August 31, 2016 and August 31, 2015, were 59%, 51% and 6%, respectively.

[8]	Amount represents less than $0.005.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	97

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the Period May 18, 2017* through August 31, 2017
Net asset value, beginning of period	$50.06
Investment operations:
Net investment income[1]	0.26
Net realized and unrealized gain	0.17
Total from investment operations	0.43
Dividends to shareholders:
Net investment income	(0.24)
Net asset value, end of period	$50.25

TOTAL RETURN[2]	0.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,025
Ratios to average net assets of:
Expenses, net of expense waivers	0.12%[3]
Expenses, prior to expense waivers	0.20%[3]
Net investment income	1.76%[3]
Portfolio turnover rate[4,5]	44%

WisdomTree Bloomberg Floating Rate Treasury Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 4, 2014* through August 31, 2014
Net asset value, beginning of period	$25.03	$24.99	$24.99	$25.00
Investment operations:
Net investment income (loss)[1]	0.17	0.05	(0.01)	(0.01)
Net realized and unrealized gain	0.04	0.02	0.01	0.00 [6]
Total from investment operations	0.21	0.07	(0.00)[6]	(0.01)
Dividends to shareholders:
Net investment income	(0.17)	(0.03)	—	—
Net asset value, end of period	$25.07	$25.03	$24.99	$24.99

TOTAL RETURN[2]	0.85%	0.28%	0.00%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,254	$1,251	$1,250	$2,499
Ratios to average net assets of:
Expenses, net of expense waivers	0.15%	0.15%	0.15%	0.15%[3]
Expenses, prior to expense waivers	0.20%	0.20%	0.20%	0.20%[3]
Net investment income (loss)	0.68%	0.20%	(0.06)%	(0.06)%[3]
Portfolio turnover rate[4]	160%	157%	118%	65%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The portfolio turnover rate excluding TBA roll transactions for the period ended August 31, 2017 was 22%.

[6]	Amount represents less than $0.005.

See Notes to Financial Statements.

98	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Net asset value, beginning of year	$71.93	$69.13	$77.82	$72.97	$77.63
Investment operations:
Net investment income[1]	2.87	2.97	3.51	3.47	3.29
Net realized and unrealized gain (loss)	0.98	2.82	(8.61)	5.56	(4.69)
Total from investment operations	3.85	5.79	(5.10)	9.03	(1.40)
Dividends and distributions to shareholders:
Net investment income	(2.87)	(2.99)	(3.56)	(3.45)	(3.26)
Capital gains	—	—	—	(0.73)	—
Return of capital	—	—	(0.03)	—	—
Total dividends and distributions to shareholders	(2.87)	(2.99)	(3.59)	(4.18)	(3.26)
Net asset value, end of year	$72.91	$71.93	$69.13	$77.82	$72.97

TOTAL RETURN[2]	5.51%	8.71%	(6.69)%	12.71%	(2.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$51,035	$57,543	$82,956	$116,737	$116,746
Ratios to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.61%[3]	0.60%
Net investment income	4.03%	4.35%	4.79%	4.59%	4.22%
Portfolio turnover rate[4]	36%	21%	25%	40%	37%

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Net asset value, beginning of year	$37.59	$35.77	$47.13	$45.93	$51.16
Investment operations:
Net investment income[1]	2.07	2.00	2.17	2.26	2.22
Net realized and unrealized gain (loss)	1.00	1.57	(11.46)	0.64	(5.29)
Total from investment operations	3.07	3.57	(9.29)	2.90	(3.07)
Dividends and distributions to shareholders:
Net investment income	(0.82)	(0.59)	(1.95)	(1.02)	(2.01)
Capital gains	—	—	—	(0.14)	(0.15)
Return of capital	(0.92)	(1.16)	(0.12)	(0.54)	—
Total dividends and distributions to shareholders	(1.74)	(1.75)	(2.07)	(1.70)	(2.16)
Net asset value, end of year	$38.92	$37.59	$35.77	$47.13	$45.93

TOTAL RETURN[2]	8.46%	10.34%	(20.19)%	6.43%	(6.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$256,851	$327,034	$479,267	$838,859	$1,442,209
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.56%[3]	0.55%
Net investment income	5.51%	5.59%	5.22%	4.84%	4.31%
Portfolio turnover rate[4]	39%	46%	22%	78%	57%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.60% for the WisdomTree Emerging Markets Corporate Bond Fund and 0.55% for the WisdomTree Emerging Markets Local Debt Fund.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	99

Financial Highlights (continued)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Interest Rate Hedged High Yield Bond Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$23.39	$23.18	$24.86	$24.99
Investment operations:
Net investment income[1]	1.24	1.10	0.90	0.58
Net realized and unrealized gain (loss)	0.53	0.20	(1.67)	(0.08)
Total from investment operations	1.77	1.30	(0.77)	0.50
Dividends to shareholders:
Net investment income	(1.25)	(1.09)	(0.91)	(0.63)
Net asset value, end of period	$23.91	$23.39	$23.18	$24.86

TOTAL RETURN[2]	7.73%	5.92%	(3.15)%	1.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$54,997	$14,037	$20,859	$14,916
Ratios to average net assets of:
Expenses	0.43%	0.43%	0.43%	0.44%[3,4]
Net investment income	5.19%	4.90%	3.75%	3.30%[3]
Portfolio turnover rate[5]	57%	44%	55%	131%

WisdomTree Negative Duration High Yield Bond Fund	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$19.42	$20.83	$22.99	$25.02
Investment operations:
Net investment income[1]	1.04	0.93	0.83	0.56
Net realized and unrealized gain (loss)	0.97	(1.41)	(2.17)	(1.96)
Total from investment operations	2.01	(0.48)	(1.34)	(1.40)
Dividends to shareholders:
Net investment income	(1.03)	(0.93)	(0.82)	(0.63)
Net asset value, end of period	$20.40	$19.42	$20.83	$22.99

TOTAL RETURN[2]	10.44%	(2.22)%	(5.91)%	(5.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,319	$9,712	$12,499	$4,597
Ratios to average net assets of:
Expenses	0.48%	0.48%	0.48%	0.49%[3,4]
Net investment income	5.03%	4.78%	3.82%	3.28%[3]
Portfolio turnover rate[5]	71%	43%	34%	182%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.43% for the WisdomTree Interest Rate Hedged High Yield Bond Fund and 0.48% for the WisdomTree Negative Duration High Yield Bond Fund.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

100	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Financial Highlights (concluded)

WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the Year Ended August 31, 2017	For the Period February 24, 2016* through August 31, 2016
Net asset value, beginning of period	$27.05	$25.10
Investment operations:
Net investment income (loss)[1]	0.06	(0.02)
Net realized and unrealized gain	2.74	1.97
Total from investment operations	2.80	1.95
Distributions to shareholders:
Capital gains	(0.62)	—
Net asset value, end of period	$29.23	$27.05

TOTAL RETURN[2]	10.52%	7.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$204,635	$16,229
Ratios to average net assets of:
Expenses, net of expense waivers	0.38%	0.38%[3]
Expenses, prior to expense waivers	0.44%	0.44%[3]
Net investment income (loss)	0.21%	(0.18)%[3]
Portfolio turnover rate[4]	0%	0%

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Net asset value, beginning of year	$41.12	$41.17	$42.15	$41.92	$41.47
Investment operations:
Net investment loss[1]	(0.07)	(0.33)	(0.40)	(0.39)	(0.37)
Net realized and unrealized gain (loss)	(2.21)	0.28	(0.58)	0.62	0.82
Total from investment operations	(2.28)	(0.05)	(0.98)	0.23	0.45
Net asset value, end of year	$38.84	$41.12	$41.17	$42.15	$41.92

TOTAL RETURN[2]	(5.54)%[5]	(0.12)%	(2.33)%	0.55%	1.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$170,879	$180,941	$214,083	$177,043	$142,531
Ratios to average net assets of:
Expenses, net of expense waivers	0.65%	0.91%	0.95%	0.96%[6]	0.95%
Expenses, prior to expense waivers	0.75%	0.92%	0.95%	0.96%[6]	0.95%
Net investment loss	(0.18)%	(0.80)%	(0.93)%	(0.94)%	(0.90)%
Portfolio turnover rate[4]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.08% lower.

[6]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio (net of expense waivers) would have been 0.95% and the expense ratio (prior to expense waivers) would have been 0.95%.

See Notes to Financial Statements.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	101

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of August 31, 2017, the Trust consisted of 86 operational investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund” and also referred to herein as “Currency Strategy Funds”)	December 18, 2013
WisdomTree Brazilian Real Strategy Fund (“Brazilian Real Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 6, 2009
WisdomTree Asia Local Debt Fund (“Asia Local Debt Fund”)	March 17, 2011

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (“Interest Rate Hedged U.S. Aggregate Bond Fund” and also referred to herein as “Duration Funds”) (formerly, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund)

December 18, 2013

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (“Negative Duration U.S. Aggregate Bond Fund” and also referred to herein as “Duration Funds”) (formerly, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund)

December 18, 2013
WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (“Yield Enhanced U.S. Aggregate Bond Fund”) (formerly, WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund)	July 9, 2015
WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (“Yield Enhanced U.S. Short-Term Aggregate Bond Fund”)	May 18, 2017
WisdomTree Bloomberg Floating Rate Treasury Fund (“Floating Rate Treasury Fund”)	February 4, 2014
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund”)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	August 9, 2010

WisdomTree Interest Rate Hedged High Yield Bond Fund (“Interest Rate Hedged High Yield Bond Fund” and also referred to herein as “Duration Funds”) (formerly, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund)

December 18, 2013

WisdomTree Negative Duration High Yield Bond Fund (“Negative Duration High Yield Bond Fund” and also referred to herein as “Duration Funds”) (formerly, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund)

December 18, 2013
WisdomTree CBOE S&P 500 PutWrite Strategy Fund (“CBOE S&P 500 PutWrite Strategy Fund”)	February 24, 2016
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation — The financial statements of the Managed Futures Strategy Fund (the “Parent Fund”), include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). For the Parent Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Parent Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. The Parent Fund’s investment in its Subsidiary may not exceed 25% of the Parent Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

102	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less and to-be-announced (“TBA”) securities) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Repurchase agreements are valued at par which represents their fair value. Except for U.S. Dollar Bullish Fund, foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. Eastern time to value foreign currency contracts. For the Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Asia Local Debt Fund, Emerging Markets Corporate Bond Fund and the Emerging Markets Local Debt Fund, WM/Reuters closing spot and forward rates as of 2:00 p.m. Singapore time are used to value forward foreign currency contracts in the following Asian currencies: Chinese renminbi, Chinese yuan, Hong Kong dollar, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, Singapore dollar, South Korean won, Taiwan dollar, and the Thai baht. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade. Option contracts generally are valued at the closing price on the primary exchange on which they trade. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WisdomTree Asset Management, Inc. (“WTAM”) and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	103

Notes to Financial Statements (continued)

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2017 in valuing each Fund’s assets:

U.S. Dollar Bullish Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$137,564,300	$—
Total	$—	$137,564,300	$—
Unrealized Appreciation on Foreign Currency Contracts	—	489,030	—
Unrealized Depreciation on Foreign Currency Contracts	—	(411,339)	—
Total - Net	$—	$137,641,991	$—

104	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Brazilian Real Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$19,968,900	$—
Total	$—	$19,968,900	$—
Unrealized Appreciation on Foreign Currency Contracts	—	1,191,439	—
Unrealized Depreciation on Foreign Currency Contracts	—	(270,260)	—
Total - Net	$—	$20,890,079	$—

Chinese Yuan Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$24,235,679	$—
Repurchase Agreement	—	12,250,000	—
Total	$—	$36,485,679	$—
Unrealized Appreciation on Foreign Currency Contracts	—	1,211,112	—
Unrealized Depreciation on Foreign Currency Contracts	—	(13,610)	—
Total - Net	$—	$37,683,181	$—

Emerging Currency Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$33,295,148	$—
Repurchase Agreement	—	15,710,000	—
Total	$—	$49,005,148	$—
Unrealized Appreciation on Foreign Currency Contracts	—	583,367	—
Unrealized Depreciation on Foreign Currency Contracts	—	(61,500)	—
Total - Net	$—	$49,527,015	$—

Asia Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$2,887,141	$—
Foreign Government Obligations	—	13,787,306	—
Supranational Bonds	—	2,380,324	—
Repurchase Agreement	—	2,500,000	—
Total	$—	$21,554,771	$—
Unrealized Appreciation on Foreign Currency Contracts	—	5,870	—
Unrealized Depreciation on Foreign Currency Contracts	—	(7,250)	—
Total - Net	$—	$21,553,391	$—

Interest Rate Hedged U.S. Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$7,157,721	$—
U.S. Government Obligations	—	8,051,675	—
Corporate Bonds	—	6,052,606	—
Foreign Corporate Bonds	—	1,016,262	—
Foreign Government Obligations	—	344,949	—
Commercial Mortgage-Backed Securities	—	956,051	—
Municipal Bond	—	188,504	—
Investment of Cash Collateral for Securities Loaned	—	66,788	—
Total	$—	$23,834,556	$—
Unrealized Depreciation on Futures Contracts	(53,923)	—	—
U.S. Government Agencies Sold Short	—	(182,506)	—
Total - Net	$(53,923)	$23,652,050	$—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	105

Notes to Financial Statements (continued)

Negative Duration U.S. Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$5,047,725	$—
U.S. Government Obligations	—	6,225,642	—
Corporate Bonds	—	4,068,628	—
Foreign Corporate Bonds	—	465,183	—
Foreign Government Agencies	—	206,753	—
Foreign Government Obligations	—	182,905	—
Commercial Mortgage-Backed Securities	—	377,536	—
Municipal Bonds	—	105,895	—
Asset-Backed Securities	—	106,440	—
Investment of Cash Collateral for Securities Loaned	—	79,250	—
Total	$—	$16,865,957	$—
Unrealized Depreciation on Futures Contracts	(75,364)	—	—
Total - Net	$(75,364)	$16,865,957	$—

Yield Enhanced U.S. Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$41,910,894	$—
U.S. Government Obligations	—	24,661,771	—
Corporate Bonds	—	68,922,514	—
Foreign Corporate Bonds	—	13,931,161	—
Foreign Government Agencies	—	195,496	—
Foreign Government Obligations	—	4,473,731	—
Commercial Mortgage-Backed Securities	—	11,568,174	—
Municipal Bonds	—	1,120,333	—
Investment of Cash Collateral for Securities Loaned	—	335,455	—
Total	$—	$167,119,529	$—

Yield Enhanced U.S. Short-Term Aggregate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Agencies	$—	$271,182	$—
U.S. Government Obligations	—	898,843	—
Corporate Bonds	—	3,170,085	—
Foreign Corporate Bonds	—	193,355	—
Foreign Government Obligations	—	72,153	—
Commercial Mortgage-Backed Securities	—	306,465	—
Total	$—	$4,912,083	$—

Floating Rate Treasury Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$1,250,623	$—
Total	$—	$1,250,623	$—

106	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Emerging Markets Corporate Bond Fund	Level 1	Level 2	Level 3
Foreign Corporate Bonds	$—	$44,750,223	$—
Foreign Government Agencies	—	2,605,774	—
Foreign Government Obligations	—	1,022,937	—
Investment of Cash Collateral for Securities Loaned	—	725,258	—
Total	$—	$49,104,192	$—
Unrealized Appreciation on Futures Contracts	5,516	—	—
Unrealized Depreciation on Futures Contracts	(1,969)	—	—
Total - Net	$3,547	$49,104,192	$—

Emerging Markets Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$5,548,110	$—
Foreign Government Obligations	—	233,541,423	—
Supranational Bonds	—	6,628,882	—
Repurchase Agreement	—	10,000,000	—
Total	$—	$255,718,415	$—
Unrealized Appreciation on Foreign Currency Contracts	—	27,084	—
Unrealized Depreciation on Foreign Currency Contracts	—	(65,803)	—
Total - Net	$—	$255,679,696	$—

Interest Rate Hedged High Yield Bond Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$45,184,419	$0	*
Foreign Corporate Bonds	—	7,247,572	—
Investment of Cash Collateral for Securities Loaned	—	6,019,853	—
Total	$—	$58,451,844	$0
Unrealized Depreciation on Futures Contracts	(39,025)	—	—
Total - Net	$(39,025)	$58,451,844	$0

Negative Duration High Yield Bond Fund	Level 1	Level 2	Level 3
Corporate Bonds	$—	$13,883,504	$—
Foreign Corporate Bonds	—	1,639,855	—
Investment of Cash Collateral for Securities Loaned	—	1,750,628	—
Total	$—	$17,273,987	$—
Unrealized Depreciation on Futures Contracts	(60,847)	—	—
Total - Net	$(60,847)	$17,273,987	$—

CBOE S&P 500 PutWrite Strategy Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$163,014,246	$—
Total	$—	$163,014,246	$—
Written Options	(381,546)	—	—
Total - Net	$(381,546)	$163,014,246	$—

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	107

Notes to Financial Statements (continued)

Managed Futures Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$146,706,819	$—
Total	$—	$146,706,819	$—
Unrealized Appreciation on Foreign Currency Contracts	—	7,612	—
Unrealized Depreciation on Foreign Currency Contracts	—	(289,870)	—
Unrealized Appreciation on Futures Contracts	1,682,333	—	—
Unrealized Depreciation on Futures Contracts	(924,099)	—	—
Total - Net	$758,234	$146,424,561	$—

*	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

There were no transfers into or out of any fair value measurement levels during the fiscal year or period ended August 31, 2017.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, futures contracts and options contracts during the year ended August 31, 2017 and open positions in such derivatives as of August 31, 2017 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at August 31, 2017 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on page 115. At August 31, 2017, no event occurred that triggered a credit-risk-related contingent feature. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of August 31, 2017, if any, is reflected as a footnote below the respective derivatives tables on each Fund’s Schedule of Investments.

As of August 31, 2017, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives
Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$489,030	Unrealized depreciation on foreign currency contracts	$411,339
Brazilian Real Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	1,191,439	Unrealized depreciation on foreign currency contracts	270,260
Chinese Yuan Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	1,211,112	Unrealized depreciation on foreign currency contracts	13,610
Emerging Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	583,367	Unrealized depreciation on foreign currency contracts	61,500
Asia Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	5,870	Unrealized depreciation on foreign currency contracts	7,250
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	53,923

108	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

	Asset Derivatives		Liability Derivatives
Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Negative Duration U.S. Aggregate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$75,364
Emerging Markets Corporate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	5,516	Unrealized depreciation on futures contracts*	1,969
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	27,084	Unrealized depreciation on foreign currency contracts	65,803
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	39,025
Negative Duration High Yield Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	60,847
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts			Written options, at value	381,546
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	7,612	Unrealized depreciation on foreign currency contracts	289,870
	Unrealized appreciation on futures contracts*	1,032	Unrealized depreciation on futures contracts*	1,137
Commodity contracts	Unrealized appreciation on futures contracts*	1,436,983	Unrealized depreciation on futures contracts*	922,962
Interest rate contracts	Unrealized appreciation on futures contracts*	244,318	Unrealized depreciation on futures contracts*	—

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on pages 112-113 for additional information regarding balance sheet location of balances associated with futures contracts.

For the fiscal year ended August 31, 2017, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund
Foreign exchange contracts	$(1,396,127)	$(1,375,596)
Brazilian Real Strategy Fund
Foreign exchange contracts	2,154,393	242,601
Chinese Yuan Strategy Fund
Foreign exchange contracts	(250,190)	1,588,047
Emerging Currency Strategy Fund
Foreign exchange contracts	2,812,316	172,559
Asia Local Debt Fund
Foreign exchange contracts	62,452	(57,404)
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	302,643	(65,541)
Negative Duration U.S. Aggregate Bond Fund
Interest rate contracts	280,095	(90,607)
Emerging Markets Corporate Bond Fund
Interest rate contracts	39,777	3,547

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	109

Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Emerging Markets Local Debt Fund
Foreign exchange contracts	$73,108	$(168,689)
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	(227,852)	(43,838)
Negative Duration High Yield Bond Fund
Interest rate contracts	(9,410)	(68,552)
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts	5,172,354	1,871,684
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	982,575	(1,764,462)
Commodity contracts	(11,062,290)	2,589,660
Interest rate contracts	(1,792,797)	501,459

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity contracts	Net realized gain (loss) from written options
Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts and futures contracts
Commodity contracts	Net realized gain (loss) from futures contracts
Interest rate contracts	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Equity contracts	Net increase (decrease) in unrealized appreciation/depreciation from written options
Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts and foreign currency contracts
Commodity contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Interest rate contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

During the fiscal year ended August 31, 2017, the volume of derivative activity (based on the average of month-end balances) for each Fund was as follows:

	Average Notional
Fund	Foreign currency contracts (to deliver)	Foreign currency contracts (to receive)	Futures contracts (long)	Futures contracts (short)	Written options
U.S. Dollar Bullish Fund
Foreign exchange contracts	$201,209,386	$392,405,333	$—	$—	$—
Brazilian Real Strategy Fund
Foreign exchange contracts	35,878,083	13,188,962	—	—	—
Chinese Yuan Strategy Fund
Foreign exchange contracts	55,380,250	13,158,021	—	—	—
Emerging Currency Strategy Fund
Foreign exchange contracts	62,603,293	15,540,031	—	—	—
Asia Local Debt Fund
Foreign exchange contracts	3,981,799	480,052	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	—	—	—	21,988,165	—
Negative Duration U.S. Aggregate Bond Fund
Interest rate contracts	—	—	—	16,257,935	—
Emerging Markets Corporate Bond Fund
Interest rate contracts	—	—	511,190	3,159,310	—
Emerging Markets Local Debt Fund
Foreign exchange contracts	10,752,645	4,251,162	—	—	—
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	—	—	—	26,071,075	—
Negative Duration High Yield Bond Fund
Interest rate contracts	—	—	—	12,432,938	—

110	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

	Average Notional
Fund	Foreign currency contracts (to deliver)	Foreign currency contracts (to receive)	Futures contracts (long)	Futures contracts (short)	Written options
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts	$—	$—	$—	$—	$86,553,500
Managed Futures Strategy Fund (consolidated)
Commodity contracts	—	—	50,487,084	33,701,789	—
Foreign exchange contracts	12,901,283	12,973,359	20,203,689	23,521,942	—
Interest rate contracts	—	—	7,754,658	6,957,018	—

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the interest method (also known as the scientific amortization method). Payment-in-kind (“PIK”) interest income is accrued daily and the increase in a security’s principal amount related to such PIK interest income is recorded on the coupon payment date. Dividend income is recognized on the ex-dividend date.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation/depreciation from investment transactions, respectively, on the Statements of Operations. Net realized and unrealized gains or losses of foreign currency contracts are included in the net realized gain (loss) from foreign currency contracts and/or increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts in the Statements of Operations. Net realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

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Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund acquires securities or other obligations as collateral from a commercial bank or securities broker-dealer and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the acquired obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Each Fund maintains custody of the acquired collateral prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and the counterparty. Because repurchase agreements are collateralized by securities, they are subject to market and credit risk on the acquired collateral in addition to counterparty credit risk. The acquired collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. If the acquired collateral declines in value and becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral value is at least equal to the repurchase price plus any agreed-upon additional amount. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — The Currency Strategy Funds, except the U.S. Dollar Bullish Fund, utilized forward foreign currency contracts (“Forward Contract”) to obtain net long exposure to foreign currencies consistent with each Currency Strategy Fund’s investment objective. The U.S. Dollar Bullish Fund utilized Forward Contracts to obtain net short exposure to foreign currencies consistent with its investment objective. The Asia Local Debt Fund and the Emerging Markets Local Debt Fund utilized Forward Contracts to obtain long and short exposures to foreign currencies consistent with each Fund’s investment objective. The Managed Futures Strategy Fund utilized Forward Contracts to obtain long and short exposures to the Japanese Yen consistent with its investment objective. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold and included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Duration Funds and the Emerging Markets Corporate Bond Fund utilized futures contracts to obtain short exposure to U.S. Treasury bonds to hedge against a rise in interest rates. The Managed Futures Strategy Fund utilized futures contracts to obtain long and short exposures to currencies, commodities and interest rates consistent with its investment objective. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. The current one-day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities

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as either a receivable or a payable for “Net variation margin on futures contracts”. The prior variation margins on both open and closed futures contracts are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, “Cash” and/or “Deposits at broker for futures contracts”. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

Options Contracts — The CBOE S&P 500 PutWrite Strategy Fund (the “Fund”) utilized option contracts by writing put options on the S&P 500 Index consistent with its investment objective. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or financial instrument. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or financial instrument. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. The Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an asset, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When a security or financial instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the security or financial instrument acquired or deducted from the proceeds of the security or financial instrument sold.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased.

The purchaser or writer of an option may close the position before the exercise of the option by entering into a closing transaction. In the case of a written option, the cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund. With respect to a purchased option, the original premium paid is deducted from the proceeds received from a closing transaction resulting in a realized gain or loss to the Fund.

Written options may constitute a fair value guarantee on a financial asset under the provisions of FASB Codification Topic 460 — Guarantees. The Fund’s maximum payout for written put options is limited to the number of contracts written and the associated strike prices. At August 31, 2017, the CBOE S&P 500 PutWrite Strategy Fund’s maximum payout for written put options was $205,155,000. The maximum payout for written call options is potentially unlimited to the extent that the written call option is uncovered.

The Fund’s risk associated with purchasing put and call options is limited to the premiums paid. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Other significant risks associated with the Fund’s use of options contracts may include the following: (1) the success of a strategy may depend on the Fund adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

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Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market

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fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

The Funds’ futures contracts and option contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts and option contracts are excluded from the master netting table below.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2017, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities
	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
U.S. Dollar Bullish Fund
Foreign Currency Contracts	$489,030	$(411,339)	$(12,176)[1]	$65,515	$411,339	$(411,339)	$—	$—
Brazilian Real Strategy Fund
Foreign Currency Contracts	1,191,439	(270,260)	(251,411)[1]	669,768	270,260	(270,260)	—	—
Chinese Yuan Strategy Fund
Repurchase Agreements	12,250,000	—	(12,250,000)[1]	—	—	—	—	—
Foreign Currency Contracts	1,211,112	(12,134)	—	1,198,978	13,610	(12,134)	—	1,476
Emerging Currency Strategy Fund
Repurchase Agreements	15,710,000	—	(15,710,000)[1]	—	—	—	—	—
Foreign Currency Contracts	583,367	(49,597)	—	533,770	61,500	(49,597)	—	11,903
Asia Local Debt Fund
Repurchase Agreements	2,500,000	—	(2,500,000)[1]	—	—	—	—	—
Foreign Currency Contracts	5,870	(777)	—	5,093	7,250	(777)	—	6,473
Interest Rate Hedged U.S. Aggregate Bond Fund
Securities Lending	65,081	—	(65,081)[1]	—	—	—	—	—
Negative Duration U.S. Aggregate Bond Fund
Securities Lending	76,958	—	(76,958)[1]	—	—	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund
Securities Lending	327,865	—	(327,865)[1]	—	—	—	—	—
Emerging Markets Corporate Bond Fund
Securities Lending	698,761	—	(698,761)[1]	—	—	—	—	—
Emerging Markets Local Debt Fund
Repurchase Agreements	10,000,000	—	(10,000,000)[1]	—	—	—	—	—
Foreign Currency Contracts	27,084	(4,090)	—	22,994	65,803	(4,090)	—	61,713
Interest Rate Hedged High Yield Bond Fund
Securities Lending	5,802,744	—	(5,802,744)[1]	—	—	—	—	—
Negative Duration High Yield Bond Fund
Securities Lending	1,687,638	—	(1,687,638)[1]	—	—	—	—	—
Managed Futures Strategy Fund (consolidated)
Foreign Currency Contracts	7,612	(2,744)	—	4,868	289,870	(2,744)	—	287,126

[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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To-be-announced Transactions — Interest Rate Hedged U.S. Aggregate Bond Fund, Negative Duration U.S. Aggregate Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the Interest Rate Hedged U.S. Aggregate Bond Fund, Negative Duration U.S. Aggregate Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e. same type, coupon, maturity) to settle on a specified future date.

Short Sale Transactions — Each Fund may enter into “short sale” transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market price of that security. When a Fund enters into a short sale transaction, the Fund will borrow the security and deliver it to the counterparty to which the Fund sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the securities sold short. Any interest or dividends that accrue on the securities borrowed are shown as an interest expense or dividend expense in the Statement of Operations of the Fund. A realized gain, limited to the proceeds received at which the Fund sold the security short, or a realized loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the cost to close out the short sale transaction is either less than (in the case of a gain) or greater than (in the case of a loss) the proceeds received. The risk of loss on a short sale transaction is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Funds entering into short sale transactions are exposed to the risk that they may be unable to close out a short sale position at any particular time or at an acceptable price.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Capital Management Corporation (“MCM”) to provide sub-advisory services to the Funds, except for Yield Enhanced U.S. Short-Term Aggregate Bond Fund and Emerging Markets Corporate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (“Voya IM”). Western Asset Management Company and certain of its affiliates served as sub-adviser to the Brazilian Real Strategy Fund and the Emerging Markets Corporate Bond Fund prior to August 29, 2017 and August 23, 2017, respectively. MCM and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for an annual fee, accrued daily and paid monthly in arrears, of up to 0.0044% of

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each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
U.S. Dollar Bullish Fund	0.50%	—	—
Brazilian Real Strategy Fund	0.45%	—	—
Chinese Yuan Strategy Fund	0.45%	—	—
Emerging Currency Strategy Fund	0.55%	—	—
Asia Local Debt Fund	0.55%	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%	—	—
Negative Duration U.S. Aggregate Bond Fund	0.28%	—	—
Yield Enhanced U.S. Aggregate Bond Fund	0.20%	(0.08)%	December 31, 2017
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.20%	(0.08)%	December 31, 2018
Floating Rate Treasury Fund	0.20%	(0.05)%	December 31, 2017
Emerging Markets Corporate Bond Fund	0.60%	—	—
Emerging Markets Local Debt Fund	0.55%	—	—
Interest Rate Hedged High Yield Bond Fund	0.43%	—	—
Negative Duration High Yield Bond Fund	0.48%	—	—
CBOE S&P 500 PutWrite Strategy Fund	0.44%	(0.06)%	December 31, 2017
Managed Futures Strategy Fund (consolidated)	0.75%[2]	(0.10)%	December 31, 2017

[1]

WTAM has contractually agreed to waive a portion of its advisory fee by the waiver amount listed per annum based on the average daily net assets through the expiration date listed, unless earlier terminated by the Board of Trustees of the Trust for any reason. The dollar amount of contractual fee waivers are included in “Expense waivers” on the Statements of Operations.

[2]	Prior to June 30, 2016, the Fund’s advisory fee rate was 0.95% per annum based on average daily net assets.

During the fiscal year ended August 31, 2017, the Managed Futures Strategy Fund received a voluntary reimbursement of $109,900 from MCM for investment losses on certain futures transactions.

WTAM or its affiliates may from time to time own shares of a Fund. As of August 31, 2017, WTAM held shares of the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends paid to WTAM on Fund Shares
Yield Enhanced U.S. Aggregate Bond Fund	1,156	$58,968	$1,190
Floating Rate Treasury Fund	110	2,747	9
Emerging Markets Local Debt Fund	80	3,101	118
Interest Rate Hedged High Yield Bond Fund	402	9,608	225
CBOE S&P 500 PutWrite Strategy Fund	97	2,842	30

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2017, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in kind. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended August 31, 2017 are shown in the following table. Realized gains and

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Notes to Financial Statements (continued)

losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$—	$—	$—	$—	$—	$—
Brazilian Real Strategy Fund	—	—	—	—	—	—
Chinese Yuan Strategy Fund	—	—	—	—	—	—
Emerging Currency Strategy Fund	—	—	—	—	—	—
Asia Local Debt Fund	9,337,798	12,222,325	—	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	2,993,397	1,761,809	42,733,467	40,153,276	—	3,314,507
Negative Duration U.S. Aggregate Bond Fund	4,346,935	3,484,808	32,106,314	28,120,019	—	—
Yield Enhanced U.S. Aggregate Bond Fund	45,373,599	31,194,034	154,290,680	138,769,023	30,602,670	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund[1]	3,837,716	200,481	3,049,923	1,885,793	—	—
Floating Rate Treasury Fund	—	—	2,002,388	2,001,506	—	—
Emerging Markets Corporate Bond Fund	18,665,012	20,668,860	—	—	—	6,249,773
Emerging Markets Local Debt Fund	95,137,291	135,811,612	—	—	16,936,786	48,477,639
Interest Rate Hedged High Yield Bond Fund	68,031,536	20,091,562	—	—	—	9,422,596
Negative Duration High Yield Bond Fund	14,830,537	8,599,385	—	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—	—	—	—	—
Managed Futures Strategy Fund (consolidated)	—	—	—	—	—	—

[1]	For the period May 18, 2017 (commencement of operations) through August 31, 2017.

6. FEDERAL INCOME TAXES

At August 31, 2017, the cost of investments (including securities on loan, derivatives and securities sold short) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$137,638,491	$3,500	$—	$3,500
Brazilian Real Strategy Fund	20,892,600	—	(2,521)	(2,521)
Chinese Yuan Strategy Fund	37,682,698	483	—	483
Emerging Currency Strategy Fund	49,528,984	37,861	(39,830)	(1,969)
Asia Local Debt Fund	22,316,538	364,935	(1,128,082)	(763,147)
Interest Rate Hedged U.S. Aggregate Bond Fund	23,323,332	475,931	(19,382)	456,549
Negative Duration U.S. Aggregate Bond Fund	16,543,313	258,803	(11,523)	247,280
Yield Enhanced U.S. Aggregate Bond Fund	164,186,095	3,383,755	(450,321)	2,933,434
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	4,895,966	17,221	(1,104)	16,117
Floating Rate Treasury Fund	1,249,456	1,172	(5)	1,167
Emerging Markets Corporate Bond Fund	46,817,229	2,310,097	(19,587)	2,290,510
Emerging Markets Local Debt Fund	277,323,711	7,786,986	(29,431,002)	(21,644,016)
Interest Rate Hedged High Yield Bond Fund	58,091,749	808,745	(487,675)	321,070
Negative Duration High Yield Bond Fund	17,103,495	282,683	(173,038)	109,645
CBOE S&P 500 PutWrite Strategy Fund	164,861,965	18,265	—	18,265
Managed Futures Strategy Fund (consolidated)	212,420,976	4,874	(61,723,963)	(61,719,089)

118	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

At August 31, 2017, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
U.S. Dollar Bullish Fund	$—	$(12,444,886)	$3,500	$—	$(12,441,386)
Brazilian Real Strategy Fund	—	(97,492,917)	(2,521)	—	(97,495,438)
Chinese Yuan Strategy Fund	—	(934,072)	483	2	(933,587)
Emerging Currency Strategy Fund	—	(45,508,008)	(1,969)	—	(45,509,977)
Asia Local Debt Fund	—	(9,895,646)	(763,147)	(6,604)	(10,665,397)
Interest Rate Hedged U.S. Aggregate Bond Fund	4,001	(3,145,701)	456,549	—	(2,685,151)
Negative Duration U.S. Aggregate Bond Fund	—	(3,245,423)	247,280	—	(2,998,143)
Yield Enhanced U.S. Aggregate Bond Fund	56,662	(316,983)	2,933,434	—	2,673,113
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	7,960	—	16,117	—	24,077
Floating Rate Treasury Fund	2,742	28	1,167	—	3,937
Emerging Markets Corporate Bond Fund	26,372	(10,133,173)	2,290,510	—	(7,816,291)
Emerging Markets Local Debt Fund	—	(20,119,833)	(21,644,016)	(183,663)	(41,947,512)
Interest Rate Hedged High Yield Bond Fund	36,163	(1,342,319)	321,070	—	(985,086)
Negative Duration High Yield Bond Fund	10,241	(2,241,057)	109,645	—	(2,121,171)
CBOE S&P 500 PutWrite Strategy Fund	2,905,026	4,098,218	18,265	—	7,021,509
Managed Futures Strategy Fund (consolidated)	—	(4,133,011)	(61,719,089)	—	(65,852,100)

The tax character of distributions paid during the fiscal years or periods ended August 31, 2017 and August 31, 2016, was as follows:

	Year Ended August 31, 2017			Year Ended August 31, 2016
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains		Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund	$—	$—	$—	$5,234,624		$10,539,736		$—
Brazilian Real Strategy Fund	—	—	—	—		—		—
Chinese Yuan Strategy Fund	—	—	—	—		—		—
Emerging Currency Strategy Fund	—	—	—	—		—		—
Asia Local Debt Fund	181,500	—	240,500	297,000		—		396,500
Interest Rate Hedged U.S. Aggregate Bond Fund	500,608	—	—	448,000		—		—
Negative Duration U.S. Aggregate Bond Fund	325,358	—	222	265,500		—		—
Yield Enhanced U.S. Aggregate Bond Fund	4,030,552	5,542	—	1,443,500		—		—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund[1]	24,000	—	—	—		—		—
Floating Rate Treasury Fund	8,594	—	—	1,550		—		—
Emerging Markets Corporate Bond Fund	2,141,000	—	—	2,725,500		—		—
Emerging Markets Local Debt Fund	5,743,121	—	6,030,879	7,711,000		—		12,542,500
Interest Rate Hedged High Yield Bond Fund	1,900,500	—	—	676,500		—		—
Negative Duration High Yield Bond Fund	632,232	—	—	499,500		—		—
CBOE S&P 500 PutWrite Strategy Fund	241,031	379,162	—	—	[2]	—	[2]	—	[2]
Managed Futures Strategy Fund (consolidated)	—	—	—	—		—		—
*	Includes short-term capital gains if any.

[1]	For the period May 18, 2017 (commencement of operations) through August 31, 2017.

[2]	For the period February 24, 2016 (commencement of operations) through August 31, 2016.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	119

Notes to Financial Statements (continued)

At August 31, 2017, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Capital Loss Available Total
U.S. Dollar Bullish Fund	$4,919,098	$7,525,788	$12,444,886
Brazilian Real Strategy Fund	38,988,862	58,504,055	97,492,917
Chinese Yuan Strategy Fund	375,963	558,109	934,072
Emerging Currency Strategy Fund	30,021,874	15,486,134	45,508,008
Asia Local Debt Fund	4,942,421	3,997,157	8,939,578
Interest Rate Hedged U.S. Aggregate Bond Fund	937,029	2,035,151	2,972,180
Negative Duration U.S. Aggregate Bond Fund	1,154,172	2,017,083	3,171,255
Yield Enhanced U.S. Aggregate Bond Fund	—	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—	—
Floating Rate Treasury Fund	—	—	—
Emerging Markets Corporate Bond Fund	719,481	9,413,692	10,133,173
Emerging Markets Local Debt Fund	10,261,048	9,794,940	20,055,988
Interest Rate Hedged High Yield Bond Fund	668,274	674,045	1,342,319
Negative Duration High Yield Bond Fund	954,245	1,286,812	2,241,057
CBOE S&P 500 PutWrite Strategy Fund	—	—	—
Managed Futures Strategy Fund (consolidated)	1,634,164	2,433,664	4,067,828

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended August 31, 2017, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
U.S. Dollar Bullish Fund	$—	$—	$—
Brazilian Real Strategy Fund	—	—	—
Chinese Yuan Strategy Fund	—	—	—
Emerging Currency Strategy Fund	—	—	—
Asia Local Debt Fund	956,068	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—	—
Negative Duration U.S. Aggregate Bond Fund	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	429,092	(112,109)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund[1]	—	—	—
Floating Rate Treasury Fund	—	—	—
Emerging Markets Corporate Bond Fund	—	—	—
Emerging Markets Local Debt Fund	—	—	—
Interest Rate Hedged High Yield Bond Fund	—	—	—
Negative Duration High Yield Bond Fund	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—	—
Managed Futures Strategy Fund (consolidated)	65,183	—	—
[1]	For the period May 18, 2017 (commencement of operations) through August 31, 2017.

120	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

During the fiscal year or period ended August 31, 2017, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$—
Brazilian Real Strategy Fund	2,397,038
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	3,017,864
Asia Local Debt Fund	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Negative Duration U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund[1]	—
Floating Rate Treasury Fund	197
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Interest Rate Hedged High Yield Bond Fund	—
Negative Duration High Yield Bond Fund	—
CBOE S&P 500 PutWrite Strategy Fund	—
Managed Futures Strategy Fund (consolidated)	—
[1]	For the period May 18, 2017 (commencement of operations) through August 31, 2017.

At August 31, 2017, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$480,116	$—	$(480,116)
Brazilian Real Strategy Fund	3,013	—	(3,013)
Chinese Yuan Strategy Fund	328,569	1	(328,570)
Emerging Currency Strategy Fund	91,060	—	(91,060)
Asia Local Debt Fund	(1,272,659)	1,272,659	—
Interest Rate Hedged U.S. Aggregate Bond Fund	41,337	(59,300)	17,963
Negative Duration U.S. Aggregate Bond Fund	22,822	(22,820)	(2)
Yield Enhanced U.S. Aggregate Bond Fund	170,276	(170,275)	(1)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—	—
Floating Rate Treasury Fund	1	—	(1)
Emerging Markets Corporate Bond Fund	—	(146,885)	146,885
Emerging Markets Local Debt Fund	(8,072,112)	15,853,459	(7,781,347)
Interest Rate Hedged High Yield Bond Fund	—	(78,461)	78,461
Negative Duration High Yield Bond Fund	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	(117,517)	117,517
Managed Futures Strategy Fund (consolidated)	259,433	10,952,408	(11,211,841)

These differences are primarily due to the calculation of currency gains/losses, realized book income from wholly owned foreign subsidiaries, the realization for tax purposes of gain/(loss) on certain derivative instruments, redemptions-in-kind, redesignation of dividends, the utilization of earnings and profits distributed to shareholders on redemption of shares, foreign capital gains tax, paydowns, net operating losses, net operating loss offsets, and non-deductible excise tax paid.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended August 31, 2017, the Funds did not have any liabilities for unrecognized tax benefits

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	121

Notes to Financial Statements (concluded)

relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended August 31, 2017, remains subject to examination by taxing authorities.

7. FUND LIQUIDATIONS

At the recommendation of WTAM, after continued review of the product lineup and anticipated limited future prospects of investor demand, among other considerations, the Board of Trustees voted to close and liquidate the WisdomTree Strategic Corporate Bond Fund, the WisdomTree Unconstrained Bond Fund and the WisdomTree Global Real Return Fund.

The last day of secondary market trading of shares of the Funds on their respective exchanges was August 16, 2017. Shareholders were able to sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may have applied to such transactions. Each Fund was closed to new investors after the close of business on August 25, 2017.

Beginning on or about this date, each Fund was in the process of liquidating its portfolio assets. This caused each Fund to increase its cash holdings and deviate from the investment objective and strategies stated in its prospectus.

Shareholders that remained in the Funds had their shares automatically redeemed and received cash in an amount equal to the net asset value of their shares as of the close of business on August 25, 2017 and were not charged any transaction fees by the Funds. This amount included any accrued capital gains and dividends.

Whether an investor sold their shares or were automatically redeemed, an investor generally would have recognized a capital gain (or loss) equal to the amount received above (or below) their adjusted cost basis in such shares.

122	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Brazilian Real Strategy Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Asia Local Debt Fund, WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (formerly, “WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund”), WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (formerly, “WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund”), WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (formerly, “WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund”), WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund (formerly, “WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund”), WisdomTree Negative Duration High Yield Bond Fund (formerly, “WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund), WisdomTree CBOE S&P 500 PutWrite Strategy Fund, and WisdomTree Managed Futures Strategy Fund (consolidated), sixteen of the investment funds included in the WisdomTree Trust (the “Trust”), as of August 31, 2017, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Asia Local Debt Fund, WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (formerly, “WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund”), WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (formerly, “WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund”), WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (formerly, “WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund”), WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree Bloomberg Floating Rate Treasury Fund, WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Brazilian Real Strategy Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund (formerly, “WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund”), WisdomTree Managed Futures Strategy Fund (consolidated), and WisdomTree Negative Duration High Yield Bond Fund (formerly, “WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund), sixteen of the investment funds included in the Trust, at August 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2017

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	123

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Approval of Investment Advisory and Sub-Advisory Agreements with respect to the WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on March 9-10, 2017, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the Fund with investment advisory services, and the Sub-Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Voya Investment Management Co. LLC (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM and Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. The Board noted WTAM’s belief that shareholders will invest in the Fund on the strength of WTAM’s industry standing and reputation and with the expectation that WTAM will have a continuing role in providing advisory services to the Fund. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Fund, including: the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s adherence to the Fund’s investment strategy and restrictions, monitoring of the Sub-Adviser’s buying and selling of securities and derivatives transactions, review of Sub-Adviser performance, review of proxies voted by the Sub-Adviser and oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the Fund’s portfolio holdings; oversight of the third-party index provider to the Fund; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that WTAM will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate and supported the Board’s approval of the Agreements.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. The Board discussed with WTAM representatives the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fees to be paid to WTAM by the Fund. The Board examined the fee to be paid by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board noted the proposed fee waiver arrangements. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fee will be paid by WTAM (out of its fee paid by the Fund) and not the Fund. The Board considered the meaningful differences in the services that WTAM will provide to the Fund as compared to the Sub-Adviser, including that the role of the Sub-Adviser in making investment recommendations with respect to the Fund is a rules-based function, with oversight by WTAM in seeking to ensure compliance with such rules. The Board also considered the entrepreneurial and expense risk to be borne by WTAM that is associated with the Fund’s unitary fee structure, which includes minimum fees (such as those to the Sub-Adviser), regardless of whether the asset size of the Fund grows to a sufficient size. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser supported the Board’s approval of the Agreements.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the Fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material

124	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals.

*  *  *  *  *  *

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements.

Consideration of the Approval of Sub-Advisory Agreement with respect to the WisdomTree Brazilian Real Strategy Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on June 13-14, 2017, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Sub-Advisory Agreement (the “Agreement”), pursuant to which Mellon Capital Management Corporation (“Mellon Capital”) will coordinate the investment and reinvestment of the assets of the Fund. Management discussed with the Board its proposal to terminate Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (collectively, “Western Asset”) as the sub-adviser to the Fund and to engage Mellon Capital as the Fund’s sub-adviser. Management noted that Mellon Capital currently serves as the sub-adviser to certain other series of the Trust.

In considering whether to approve the Agreement, the Trustees considered and discussed information and analysis provided by WisdomTree Asset Management, Inc. (“WTAM”) and Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and Mellon Capital. In considering the approval of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund

The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing Mellon Capital’s operational capabilities and resources. The Board also considered WTAM’s favorable assessment of the nature and quality of the sub-advisory services expected to be provided to the Fund by Mellon Capital and WTAM’s recommendation to engage Mellon Capital.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by Mellon Capital under the Agreement are adequate and appropriate and supported the Board’s approval of the Agreement.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses

Because Mellon Capital would be a newly-appointed sub-adviser for the Fund, the Board could not consider Mellon Capital’s investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreement during the meeting. The Board discussed the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of Mellon Capital.

The Board considered the proposed fees to be paid under the Agreement, noting that Mellon Capital’s fee would be paid by WTAM (out of its fee paid by the Fund), and not the Fund, and thus would not impact the fees paid by the Fund. The Board considered the fee to be paid to Mellon Capital in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by Mellon Capital and WTAM. Based on this review, the Board concluded that the fees to be paid to Mellon Capital supported the Board’s approval of the Agreement.

Analysis of Profitability and Economies of Scale

The Board recognized that, because Mellon Capital’s fee would be paid by WTAM, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board’s consideration of the investment advisory agreement between the Trust and WTAM. Accordingly, the Board did not consider Mellon Capital’s profitability to be relevant to its deliberations with respect to approval of the Agreement. The Board considered potential benefits to Mellon Capital from acting as sub-adviser to the Fund.

*  *  *  *  *  *

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	125

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (concluded)

In evaluating the Agreement, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and Mellon Capital, of other funds sub-advised by Mellon Capital. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement.

Consideration of the Approval of Sub-Advisory Agreement with respect to the WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on June 13-14, 2017, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Sub-Advisory Agreement (the “Agreement”), pursuant to which Voya Investment Management Co. LLC (“Voya”) will coordinate the investment and reinvestment of the assets of the Fund. Management discussed with the Board its proposal to terminate Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (collectively, “Western Asset”) as the sub-adviser to the Fund and to appoint Voya as the Fund’s sub-adviser. Management noted that Voya currently serves as the sub-adviser to certain other series of the Trust.

In considering whether to approve the Agreement, the Trustees considered and discussed information and analysis provided by WisdomTree Asset Management, Inc. (“WTAM”) and Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and Voya. In considering the approval of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund

The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing Voya’s operational capabilities and resources. The Board also considered WTAM’s favorable assessment of the nature and quality of the sub-advisory services expected to be provided to the Fund by Voya and WTAM’s recommendation to engage Voya.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by Voya under the Agreement are adequate and appropriate and supported the Board’s approval of the Agreement.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses

Because Voya would be a newly-appointed sub-adviser for the Fund, the Board could not consider Voya’s investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreement during the meeting. The Board discussed the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of Voya.

The Board considered the proposed fees to be paid under the Agreement, noting that Voya’s fee would be paid by WTAM (out of its fee paid by the Fund), and not the Fund, and thus would not impact the fees paid by the Fund. The Board considered the fee to be paid to Voya in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by Voya and WTAM. Based on this review, the Board concluded that the fees to be paid to Voya supported the Board’s approval of the Agreement.

Analysis of Profitability and Economies of Scale

The Board recognized that, because Voya’s fee would be paid by WTAM, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board’s consideration of the investment advisory agreement between the Trust and WTAM. Accordingly, the Board did not consider Voya’s profitability to be relevant to its deliberations with respect to approval of the Agreement. The Board considered potential benefits to Voya from acting as sub-adviser to the Fund.

*  *  *  *  *  *

In evaluating the Agreement, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and Voya, of other funds sub-advised by Voya. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement.

126	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Trustees and Officers Information (unaudited)

The Board of Trustees is responsible for overseeing the management and affairs of the Funds and the Trust. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
David G. Chrencik^ (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	86	Trustee, Vericimetry Funds (2011 to 2014); Director, Bennett Group of Funds (2011 to 2013); Trustee, del Rey Global Investors Funds (2011 to 2012).

Joel Goldberg# (1945)	Trustee, 2012- present	Retired. Previously, Attorney, Of Counsel at Stroock & Stroock & Lavan LLP (“Stroock”) from 2014-2017; Attorney, Partner at Stroock from 2010 to 2013; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	86	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region)

Toni Massaro† (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor at the Rogers College of Law since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	86	None

Melinda A. Raso Kirstein‡ (1955)	Trustee, 2014- present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	86	Associate Alumnae of Douglass College, Member of Investment Committee

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006-present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	86	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016)

*	As of August 31, 2017.

^	Chair of the Audit Committee.

#	Chair of the Contracts Review Committee.

†	Chair of the Governance, Nominating and Compliance Committee.

‡	Chair of the Investment Committee.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	127

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
Jonathan Steinberg** (1964)	Trustee, 2005- present President, 2005-present	President, WisdomTree Trust since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	86	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011.	86	None

Terry Jane Feld** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	86	None

Ryan Louvar** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	86	None

Sarah English** (1977)	Assistant Secretary, 2013- present	Investment Management Counsel, WisdomTree Asset Management, Inc. since 2010 (includes prior positions at WisdomTree Asset Management, Inc.); Attorney, NYFIX, Inc. from 2006 to 2009.	86	None

Clint Martin** (1977)	Assistant Treasurer, 2015-present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	86	None

*	As of August 31, 2017.

**	Elected by and serves at the pleasure of the Board.

128	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended August 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2017 from qualified short-term gains and qualified interest income:

Fund	Qualified Short- Term Gains	Qualified Interest Income
U.S. Dollar Bullish Fund	0.00%	0.00%
Brazilian Real Strategy Fund	0.00%	0.00%
Chinese Yuan Strategy Fund	0.00%	0.00%
Emerging Currency Strategy Fund	0.00%	0.00%
Asia Local Debt Fund	0.00%	1.78%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.00%	93.00%
Negative Duration U.S. Aggregate Bond Fund	0.00%	93.53%
Yield Enhanced U.S. Aggregate Bond Fund	100.00%	86.37%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund[1]	0.00%	94.98%
Floating Rate Treasury Fund	0.00%	100.00%
Emerging Markets Corporate Bond Fund	0.00%	6.26%
Emerging Markets Local Debt Fund	0.00%	0.11%
Interest Rate Hedged High Yield Bond Fund	0.00%	81.41%
Negative Duration High Yield Bond Fund	0.00%	85.17%
CBOE S&P 500 PutWrite Strategy Fund	100.00%	100.00%
Managed Futures Strategy Fund (consolidated)	0.00%	0.00%
[1]	For the period May 18, 2017 (commencement of operations) through August 31, 2017.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended August 31, 2017. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
U.S. Dollar Bullish Fund	$—	$—
Brazilian Real Strategy Fund	—	—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Asia Local Debt Fund	682,044	30,991
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—
Negative Duration U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund[1]	—	—
Floating Rate Treasury Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	16,049,645	497,690
Interest Rate Hedged High Yield Bond Fund	—	—
Negative Duration High Yield Bond Fund	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—
Managed Futures Strategy Fund (consolidated)	—	—
[1]	For the period May 18, 2017 (commencement of operations) through August 31, 2017.

WisdomTree Currency Strategy, Fixed Income and Alternative Funds	129

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

130	WisdomTree Currency Strategy, Fixed Income and Alternative Funds

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of August 31, 2017:

WisdomTree Domestic Earnings and Dividend Funds

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

WisdomTree U.S. Earnings 500 Fund (EPS)

WisdomTree U.S. High Dividend Fund (DHS)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

WisdomTree U.S. LargeCap Value Fund (EZY)

WisdomTree U.S. MidCap Dividend Fund (DON)

WisdomTree U.S. MidCap Earnings Fund (EZM)

WisdomTree U.S. Multifactor Fund (USMF)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Dividend Fund (DES)

WisdomTree U.S. SmallCap Earnings Fund (EES)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree U.S. Total Dividend Fund (DTD)

WisdomTree U.S. Total Earnings Fund (EXT)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree Dynamic Currency Hedged Europe Equity Fund (DDEZ)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Dynamic Currency Hedged Japan Equity Fund (DDJP)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe Domestic Economy Fund (EDOM)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree Global ex-U.S. Hedged Dividend Fund (DXUS)

WisdomTree Global ex-U.S. Hedged Real Estate Fund (HDRW)

WisdomTree Global Hedged SmallCap Dividend Fund (HGSD)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Equity Fund (DWM)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Health Care Fund (DXJH)

WisdomTree Japan Hedged Quality Dividend Growth Fund (JHDG)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Fund (DVEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-Mexico Equity Fund (XMX)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree Global SmallCap Dividend Fund (GSD)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Dollar Sensitive Equity Funds

WisdomTree Strong Dollar Emerging Markets Equity Fund (EMSD)

WisdomTree U.S. Domestic Economy Fund (WUSA)

WisdomTree U.S. Export and Multinational Fund (WEXP)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund (AGND)

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree Negative Duration High Yield Bond Fund (HYND)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

WisdomTree Alternative Funds

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Continuous Commodity Index Fund (GCC)

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall, income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. One of the risks associated with the Managed Futures Strategy Fund (WDTI) is the complexity of the different factors which contribute to the Fund’s performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in WDTI is speculative and involves a substantial degree of risk. WDTI should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” WDTI may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the actively managed Currency Strategy Funds, actively managed Fixed Income Funds or WDTI attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Brazilian Real Strategy Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Emerging Currency Strategy Fund

Fixed Income Funds

WisdomTree Asia Local Debt Fund

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund

(formerly, WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund)

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund

(formerly, WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund)

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund

(formerly, WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund)

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund

WisdomTree Bloomberg Floating Rate Treasury Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

(formerly, WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund)

WisdomTree Negative Duration High Yield Bond Fund

(formerly, WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund)

Alternative Funds

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

FORWIS-20171 003-0017

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is David Chrencik, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $397,085 for 2017 and $543,302 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $199,100 for 2017 and $163,165 for 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(e)(2)	The Registrant’s Audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $199,100 for 2017 and $163,165 for 2016.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 2, 2017

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: November 2, 2017